Document And Entity Information (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended			12 Months Ended
	Dec. 31, 2012	Jun. 30, 2012	Feb. 11, 2013 PG&E Corporation [Member]	Dec. 31, 2012 Pacific Gas And Electric Company [Member]	Feb. 11, 2013 Pacific Gas And Electric Company [Member]
Document Type	10-K			10-K
Document Period End Date	Dec 31, 2012			Dec 31, 2012
Amendment Flag	false			false
Entity Filer Category	Large Accelerated Filer			Non-accelerated Filer
Entity Registrant Name	PG&E CORP			PACIFIC GAS & ELECTRIC CO
Entity Central Index Key	0001004980			0000075488
Current Fiscal Year End Date	--12-31			--12-31
Document Fiscal Year Focus	2012			2012
Entity Current Reporting Status	Yes			Yes
Document Fiscal Period Focus	FY			FY
Entity Well-known Seasoned Issuer	Yes			Yes
Entity Voluntary Filers	No			No
Entity Public Float		$ 19,276
Entity Common Stock, Shares Outstanding			431,436,673		264,374,809

Consolidated Statements Of Income (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating Revenues
Electric	$ 12,019	$ 11,606	$ 10,645
Natural gas	3,021	3,350	3,196
Total operating revenues	15,040	14,956	13,841
Operating Expenses
Cost of electricity	4,162	4,016	3,898
Cost of natural gas	861	1,317	1,291
Operating and maintenance	6,052	5,466	4,439
Depreciation, amortization, and decommissioning	2,272	2,215	1,905
Total operating expenses	13,347	13,014	11,533
Operating Income	1,693	1,942	2,308
Interest income	7	7	9
Interest expense	(703)	(700)	(684)
Other income, net	70	49	27
Income Before Income Taxes	1,067	1,298	1,660
Income tax provision	262	440	547
Net Income	830	858	1,113
Preferred stock dividend requirement of subsidiary	14	14	14
Preferred stock dividend requirement	14	14	14
Net Income	816	844	1,099
Weighted Average Common Shares Outstanding, Basic	424	401	382
Weighted Average Common Shares Outstanding, Diluted	425	402	392
Net earnings per common share, basic	$ 1.92	$ 2.1	$ 2.86
Net Earnings Per Common Share, Diluted	$ 1.92	$ 2.1	$ 2.82
Dividends Declared Per Common Share	$ 1.82	$ 1.82	$ 1.82
Pacific Gas And Electric Company [Member]
Operating Revenues
Electric	12,014	11,601	10,644
Natural gas	3,021	3,350	3,196
Total operating revenues	15,035	14,951	13,840
Operating Expenses
Cost of electricity	4,162	4,016	3,898
Cost of natural gas	861	1,317	1,291
Operating and maintenance	6,045	5,459	4,432
Depreciation, amortization, and decommissioning	2,272	2,215	1,905
Total operating expenses	13,340	13,007	11,526
Operating Income	1,695	1,944	2,314
Interest income	6	5	9
Interest expense	(680)	(677)	(650)
Other income, net	88	53	22
Income Before Income Taxes	1,109	1,325	1,695
Income tax provision	298	480	574
Net Income	811	845	1,121
Preferred stock dividend requirement	14	14	14
Net Income	$ 797	$ 831	$ 1,107

Condensed Consolidated Statements Of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income	$ 830	$ 858	$ 1,113
Other Comprehensive Income
Unrecognized prior service credit (related to corporation net of income tax of $14, $24 and $20 in 2012, 2011, 2010, respectively and related to utility of $13, $24, and $21, respectively)	17	36	(29)
Unrecognized net loss (related to corporation net of income tax of $20, $452, and $73 in 2012, 2011, and 2010, respectively and related to utility of $22, $447, and $74 respectively)	31	(655)	(110)
Unrecognized net transition obligation (net of income tax of $8 in 2012, and $11 in 2011, 2010, respectively)	16	15	15
Transfer to regulatory account (net of income tax of $30, $408 and $57 in 2012, 2011, and 2010 respectively)	44	593	82
Other (net of income tax of$3 in 2012)	4	0	0
Total other comprehensive income	112	(11)	(42)
Comprehensive income	942	847	1,071
Preferred stock dividend requirement of subsidiary	14	14	14
Comprehensive Income Net Of Tax Attributable To Noncontrolling Interest	928	833	1,057
Pacific Gas And Electric Company [Member]
Net income	811	845	1,121
Other Comprehensive Income
Unrecognized prior service credit (related to corporation net of income tax of $14, $24 and $20 in 2012, 2011, 2010, respectively and related to utility of $13, $24, and $21, respectively)	16	36	(30)
Unrecognized net loss (related to corporation net of income tax of $20, $452, and $73 in 2012, 2011, and 2010, respectively and related to utility of $22, $447, and $74 respectively)	33	(651)	(108)
Unrecognized net transition obligation (net of income tax of $8 in 2012, and $11 in 2011, 2010, respectively)	16	15	15
Transfer to regulatory account (net of income tax of $30, $408 and $57 in 2012, 2011, and 2010 respectively)	44	593	82
Total other comprehensive income	109	(7)	(41)
Comprehensive income	$ 920	$ 838	$ 1,080

Condensed Consolidated Statements Of Comprehensive Income (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Unrecognized prior service credit income tax	$ 14	$ 24	$ 20
Unrecognized net gain, income tax benefit (expense)	20	452	73
Unrecognized net transition obligation income tax	8	11	11
Transfer to regulatory account of income	30	408	57
Other (net of income tax)	3	0	0
Pacific Gas And Electric Company [Member]
Unrecognized prior service credit income tax	13	24	21
Unrecognized net gain, income tax benefit (expense)	22	447	74
Unrecognized net transition obligation income tax	8	11	11
Transfer to regulatory account of income	$ 30	$ 408	$ 57

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current Assets
Cash and cash equivalents	$ 401	$ 513
Restricted cash ($0 and $51 related to energy recovery bonds at December 31, 2012 and 2011, respectively)	330	380
Accounts receivable
Customers (net of allowance for doubtful accounts of $87 and $81 at December 31, 2012 and 2011)	937	992
Accrued unbilled revenue	761	763
Regulatory balancing accounts	936	1,082
Other	365	839
Regulatory assets ($0 and $336 related to energy recovery bonds at December 31, 2012 and 2011, respectively)	564	1,090
Inventories
Gas stored underground and fuel oil	135	159
Materials and supplies	309	261
Income taxes receivable	211	183
Other	172	218
Total current assets	5,121	6,480
Property, Plant, and Equipment
Electric	39,701	35,851
Gas	12,571	11,931
Construction work in progress	1,894	1,770
Other	1	15
Total property, plant, and equipment	54,167	49,567
Accumulated depreciation	(16,644)	(15,912)
Net property, plant, and equipment	37,523	33,655
Other Noncurrent Assets
Regulatory assets	6,809	6,506
Nuclear decommissioning trusts	2,161	2,041
Income taxes receivable	176	386
Other	659	682
Total other noncurrent assets	9,805	9,615
TOTAL ASSETS	52,449	49,750
Current Liabilities
Short-term borrowings	492	1,647
Long-term debt, classified as current	400	50
Energy recovery bonds, classified as current	0	423
Accounts payable
Trade creditors	1,241	1,177
Disputed claims and customer refunds	157	673
Regulatory balancing accounts	634	374
Other	444	420
Interest payable	870	843
Income taxes payable	6	110
Deferred income taxes	0	196
Other	2,012	1,836
Total current liabilities	6,256	7,749
Noncurrent Liabilities
Long-term debt	12,517	11,766
Regulatory liabilities	5,088	4,733
Pension and other postretirement benefits	3,575	3,396
Asset retirement obligations	2,919	1,609
Deferred income taxes	6,748	6,008
Other	2,020	2,136
Total noncurrent liabilities	32,867	29,648
Commitments and Contingencies (Note 15)
Shareholders' Equity
Preferred stock	0	0
Common stock	8,428	7,602
Reinvested earnings	4,747	4,712
Accumulated other comprehensive loss	(101)	(213)
Total shareholders' equity	13,074	12,101
Noncontrolling Interest - Preferred Stock of Subsidiary	252	252
Total equity	13,326	12,353
TOTAL LIABILITIES AND EQUITY	52,449	49,750
Pacific Gas And Electric Company [Member]
Current Assets
Cash and cash equivalents	194	304
Restricted cash ($0 and $51 related to energy recovery bonds at December 31, 2012 and 2011, respectively)	330	380
Accounts receivable
Customers (net of allowance for doubtful accounts of $87 and $81 at December 31, 2012 and 2011)	937	992
Accrued unbilled revenue	761	763
Regulatory balancing accounts	936	1,082
Other	366	840
Regulatory assets ($0 and $336 related to energy recovery bonds at December 31, 2012 and 2011, respectively)	564	1,090
Inventories
Gas stored underground and fuel oil	135	159
Materials and supplies	309	261
Income taxes receivable	186	242
Other	160	213
Total current assets	4,878	6,326
Property, Plant, and Equipment
Electric	39,701	35,851
Gas	12,571	11,931
Construction work in progress	1,894	1,770
Total property, plant, and equipment	54,166	49,552
Accumulated depreciation	(16,643)	(15,898)
Net property, plant, and equipment	37,523	33,654
Other Noncurrent Assets
Regulatory assets	6,809	6,506
Nuclear decommissioning trusts	2,161	2,041
Income taxes receivable	171	384
Other	381	331
Total other noncurrent assets	9,522	9,262
TOTAL ASSETS	51,923	49,242
Current Liabilities
Short-term borrowings	372	1,647
Long-term debt, classified as current	400	50
Energy recovery bonds, classified as current	0	423
Accounts payable
Trade creditors	1,241	1,177
Disputed claims and customer refunds	157	673
Regulatory balancing accounts	634	374
Other	419	417
Interest payable	865	838
Income taxes payable	12	118
Deferred income taxes	0	199
Other	1,794	1,628
Total current liabilities	5,894	7,544
Noncurrent Liabilities
Long-term debt	12,167	11,417
Regulatory liabilities	5,088	4,733
Pension and other postretirement benefits	3,497	3,325
Asset retirement obligations	2,919	1,609
Deferred income taxes	6,939	6,160
Other	1,959	2,070
Total noncurrent liabilities	32,569	29,314
Commitments and Contingencies (Note 15)
Shareholders' Equity
Preferred stock	258	258
Common stock	1,322	1,322
Additional paid-in capital	4,682	3,796
Reinvested earnings	7,291	7,210
Accumulated other comprehensive loss	(93)	(202)
Total shareholders' equity	13,460	12,384
TOTAL LIABILITIES AND EQUITY	$ 51,923	$ 49,242

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Restricted cash	$ 330	$ 380
Allowance for doubtful accounts	87	81
Regulatory assets current	564	1,090
Common stock, par value	$ 0	$ 0
Common stock, shares authorized	800,000,000	800,000,000
Common stock, shares outstanding	430,718,293	412,257,082
Energy Recovery Bonds [Member]
Restricted cash	0	51
Allowance for doubtful accounts	0	336
Pacific Gas And Electric Company [Member]
Restricted cash	330	380
Allowance for doubtful accounts	87	81
Regulatory assets current	564	1,090
Common stock, par value	$ 5	$ 5
Common stock, shares authorized	800,000,000	800,000,000
Common stock, shares outstanding	264,374,809	264,374,809
Pacific Gas And Electric Company [Member] | Energy Recovery Bonds [Member]
Restricted cash	0	51
Regulatory assets current	$ 0	$ 336

Consolidated Statements Of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash Flows from Operating Activities
Net income	$ 830	$ 858	$ 1,113
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	2,272	2,215	1,905
Allowance for equity funds used during construction	(107)	(87)	(110)
Deferred income taxes and tax credits, net	648	544	756
Disallowed capital expenditures	353	0	36
Other	290	326	257
Effect of changes in operating assets and liabilities:
Accounts receivable	(40)	(288)	(44)
Inventories	(24)	(63)	(43)
Accounts payable	(4)	65	48
Income taxes receivable/payable	(132)	(103)	(78)
Other current assets and liabilities	262	23	111
Regulatory assets, liabilities, and balancing accounts, net	291	(100)	(394)
Other noncurrent assets and liabilities	243	349	(351)
Net cash provided by operating activities	4,882	3,739	3,206
Cash Flows from Investing Activities
Capital expenditures	(4,624)	(4,038)	(3,802)
Decrease in restricted cash	50	200	66
Proceeds from sales and maturities of nuclear decommissioning trust investments	1,133	1,928	1,405
Purchases of nuclear decommissioning trust investments	(1,189)	(1,963)	(1,456)
Other	104	(113)	(70)
Net cash provided by (used in) investing activities	(4,526)	(3,986)	(3,857)
Cash Flows from Financing Activities
Borrowings under revolving credit facilities	120	358	490
Repayments under revolving credit facilities	0	(358)	(490)
Net issuances (repayments) of commercial paper, net of discount of $3 in 2012, $4 in 2011 and $3 in 2010	(1,021)	782	267
Proceeds from issuance of short-term debt, net of issuance costs of $1 in 2010	0	250	249
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs of $13 in 2012, $8 in 2011, and $23 in 2010	1,137	792	1,327
Short-term debt matured	(250)	(250)	(500)
Long-term debt matured or repurchased	(50)	(700)	(95)
Energy recovery bonds matured	(423)	(404)	(386)
Common stock issued	751	662	303
Common stock dividends paid	(746)	(704)	(662)
Other	14	41	(88)
Net cash provided by (used in) financing activities	(468)	469	415
Net change in cash and cash equivalents	(112)	222	(236)
Cash and cash equivalents at January 1	513	291	527
Cash and cash equivalents at December 31	401	513	291
Cash received (paid) for:
Interest, net of amounts capitalized	(594)	(647)	(627)
Income taxes, net	114	(42)	(135)
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	196	188	183
Capital expenditures financed through accounts payable	362	308	364
Noncash common stock issuances	22	24	265
Terminated Capital Leases	136	0	0
Pacific Gas And Electric Company [Member]
Cash Flows from Operating Activities
Net income	811	845	1,121
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	2,272	2,215	1,905
Allowance for equity funds used during construction	(107)	(87)	(110)
Deferred income taxes and tax credits, net	684	582	762
Disallowed capital expenditures	353	0	36
Other	236	289	221
Effect of changes in operating assets and liabilities:
Accounts receivable	(40)	(227)	(105)
Inventories	(24)	(63)	(43)
Accounts payable	(26)	51	109
Income taxes receivable/payable	(50)	(192)	(58)
Other current assets and liabilities	272	36	123
Regulatory assets, liabilities, and balancing accounts, net	291	(100)	(394)
Other noncurrent assets and liabilities	256	414	(331)
Net cash provided by operating activities	4,928	3,763	3,236
Cash Flows from Investing Activities
Capital expenditures	(4,624)	(4,038)	(3,802)
Decrease in restricted cash	50	200	66
Proceeds from sales and maturities of nuclear decommissioning trust investments	1,133	1,928	1,405
Purchases of nuclear decommissioning trust investments	(1,189)	(1,963)	(1,456)
Other	16	14	19
Net cash provided by (used in) investing activities	(4,614)	(3,859)	(3,768)
Cash Flows from Financing Activities
Borrowings under revolving credit facilities	0	208	400
Repayments under revolving credit facilities	0	(208)	(400)
Net issuances (repayments) of commercial paper, net of discount of $3 in 2012, $4 in 2011 and $3 in 2010	(1,021)	782	267
Proceeds from issuance of short-term debt, net of issuance costs of $1 in 2010	0	250	249
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs of $13 in 2012, $8 in 2011, and $23 in 2010	1,137	792	1,327
Short-term debt matured	(250)	(250)	(500)
Long-term debt matured or repurchased	(50)	(700)	(95)
Energy recovery bonds matured	(423)	(404)	(386)
Preferred stock dividends paid	(14)	(14)	(14)
Common stock dividends paid	(716)	(716)	(716)
Equity contribution	885	555	190
Other	28	54	(73)
Net cash provided by (used in) financing activities	(424)	349	249
Net change in cash and cash equivalents	(110)	253	(283)
Cash and cash equivalents at January 1	304	51	334
Cash and cash equivalents at December 31	194	304	51
Cash received (paid) for:
Interest, net of amounts capitalized	(574)	(627)	(595)
Income taxes, net	174	(50)	(171)
Supplemental disclosures of noncash investing and financing activities
Capital expenditures financed through accounts payable	362	308	364
Terminated Capital Leases	$ 136	$ 0	$ 0

Consolidated Statements Of Cash Flows (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash Flows from Financing Activities
Net issuances of commercial paper, discount	$ 3	$ 4	$ 3
Proceeds from issuance of short-term debt, issuance costs	0	0	1
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs	13	8	23
Pacific Gas And Electric Company [Member]
Cash Flows from Financing Activities
Net issuances of commercial paper, discount	3	4	3
Proceeds from issuance of short-term debt, issuance costs	0	0	1
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs	$ 13	$ 8	$ 23

Consolidated Statements Of Equity (USD $) In Millions, except Share data	Total USD ($)	Pacific Gas And Electric Company [Member] USD ($)	Common Stock Shares [Member]	Preferred Stock [Member] Pacific Gas And Electric Company [Member] USD ($)	Common Stock Amount [Member] USD ($)	Common Stock Amount [Member] Pacific Gas And Electric Company [Member] USD ($)	Additional Paid-In Capital [Member] Pacific Gas And Electric Company [Member] USD ($)	Reinvested Earnings [Member] USD ($)	Reinvested Earnings [Member] Pacific Gas And Electric Company [Member] USD ($)	Accumulated Other Comprehensive Income (Loss) [Member] USD ($)	Accumulated Other Comprehensive Income (Loss) [Member] Pacific Gas And Electric Company [Member] USD ($)	Total Shareholders' Equity [Member] USD ($)	Total Shareholders' Equity [Member] Pacific Gas And Electric Company [Member] USD ($)	Noncontrolling Interest - Preferred Stock Of Subsidiary [Member] USD ($)
Balance at Dec. 31, 2009	$ 10,585			$ 258	$ 6,280	$ 1,322	$ 3,055	$ 4,213	$ 6,704	$ (160)	$ (154)	$ 10,333	$ 11,185	$ 252
Balance, in shares at Dec. 31, 2009			371,272,457
Net income	1,113	1,121						1,113	1,121			1,113	1,121
Other comprehensive income (loss)	(42)	(41)								(42)	(41)	(42)	(41)
Equity contribution		190					190						190
Common stock issued, net	568				568
Common stock issued, net, shares			23,954,748
Stock-based compensation amortization	34				34							34
Common stock dividends declared	(706)							(706)	(716)			(706)	(716)
Preferred stock dividend									(14)				(14)
Tax benefit from employee stock plans	(4)				(4)		(4)					(4)	(4)
Preferred stock dividend requirement of subsidiary	(14)							(14)				(14)
Balance at Dec. 31, 2010	11,534			258	6,878	1,322	3,241	4,606	7,095	(202)	(195)	11,282	11,721	252
Balance, in shares at Dec. 31, 2010			395,227,205
Net income	858	845						858	845			858	845
Other comprehensive income (loss)	(11)	(7)								(11)	(7)	(11)	(7)
Equity contribution		555					555						555
Common stock issued, net	686				686							686
Common stock issued, net, shares			17,029,877
Stock-based compensation amortization	37				37							37
Common stock dividends declared	(738)							(738)	(716)			(738)	(716)
Preferred stock dividend									(14)				(14)
Tax benefit from employee stock plans	1				1							1
Preferred stock dividend requirement of subsidiary	(14)							(14)				(14)
Balance at Dec. 31, 2011	12,353			258	7,602	1,322	3,796	4,712	7,210	(213)	(202)	12,101	12,384	252
Balance, in shares at Dec. 31, 2011	412,257,082	264,374,809	412,257,082
Net income	830	811						830				830	811
Other comprehensive income (loss)	112	109								112	109	112	109
Equity contribution		885					885						885
Common stock issued, net	773				773							773
Common stock issued, net, shares			18,461,211
Stock-based compensation amortization	52				52							52
Common stock dividends declared	(781)	(716)						(781)				(781)	(716)
Preferred stock dividend		(14)											(14)
Tax benefit from employee stock plans	1				1		1					1	1
Preferred stock dividend requirement of subsidiary	(14)							(14)				(14)
Balance at Dec. 31, 2012	$ 13,326			$ 258	$ 8,428	$ 1,322	$ 4,682	$ 4,747	$ 7,291	$ (101)	$ (93)	$ 13,074	$ 13,460	$ 252
Balance, in shares at Dec. 31, 2012	430,718,293	264,374,809	430,718,293

Organization And Basis Of Presentation	12 Months Ended
Dec. 31, 2012
Organization And Basis Of Presentation
NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

PG&E Corporation is a holding company that conducts its business through Pacific Gas and Electric Company (“Utility”), a public utility operating in northern and central California.  The Utility generates revenues mainly through the sale and delivery of electricity and natural gas to customers.  The Utility is primarily regulated by the California Public Utilities Commission (“CPUC”) and the Federal Energy Regulatory Commission (“FERC”).  In addition, the Nuclear Regulatory Commission (“NRC”) oversees the licensing, construction, operation, and decommissioning of the Utility's nuclear generation facilities.  The Utility's accounts for electric and gas operations are maintained in accordance with the Uniform System of Accounts prescribed by the FERC.

This is a combined annual report of PG&E Corporation and the Utility.  The Notes to the Consolidated Financial Statements apply to both PG&E Corporation and the Utility.  PG&E Corporation's Consolidated Financial Statements include the accounts of PG&E Corporation, the Utility, and other wholly owned and controlled subsidiaries.  The Utility's Consolidated Financial Statements include the accounts of the Utility and its wholly owned and controlled subsidiaries.  All intercompany transactions have been eliminated from the Consolidated Financial Statements.  PG&E Corporation and the Utility operate in one segment.

The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for annual financial statements and in accordance with the instructions to Form 10-K and Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions based on a wide range of factors, including future regulatory decisions and economic conditions, that are difficult to predict.  Some of the more critical estimates and assumptions relate to the Utility's regulatory assets and liabilities, legal and regulatory contingencies, environmental remediation liabilities, asset retirement obligations (“ARO”), and pension and other postretirement benefit plans obligations.  Management believes that its estimates and assumptions reflected in the Consolidated Financial Statements are appropriate and reasonable.  Actual results could differ materially from those estimates.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Summary Of Significant Accounting Policies

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term, highly liquid investments with original maturities of three months or less.  Cash equivalents are stated at fair value.

Restricted Cash

Restricted cash consists primarily of the Utility's cash held in escrow pending the resolution of the remaining disputed claims made by electricity suppliers in the Utility's proceeding under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”).  (See Note 13 below.)

Allowance for Doubtful Accounts Receivable

PG&E Corporation and the Utility recognize an allowance for doubtful accounts to record accounts receivable at estimated net realizable value.  The allowance is determined based upon a variety of factors, including historical write-off experience, aging of receivables, current economic conditions, and assessment of customer collectability.

Inventories

Inventories are carried at weighted-average cost.  Inventories include natural gas stored underground and materials and supplies.  Natural gas stored underground represents purchases that are recorded to inventory and then expensed at weighted average cost when withdrawn and distributed to customers or used in electric generation.  Materials and supplies are recorded to inventory when purchased and then expensed or capitalized to plant, as appropriate, when consumed or installed.

Property, Plant, and Equipment

Property, plant, and equipment are reported at their original cost.  These original costs include labor and materials, construction overhead, and allowance for funds used during construction (“AFUDC”).  The Utility's estimated useful lives and balances of its property, plant, and equipment were as follows:

	Estimated Useful	Balance at December 31,
(in millions, except estimated useful lives)	Lives (years)	2012	2011
Electricity generating facilities (1)	10 to 100	$8,253	$6,488
Electricity distribution facilities	10 to 55	23,767	22,395
Electricity transmission	10 to 70	7,681	6,968
Natural gas distribution facilities	20 to 53	8,257	7,832
Natural gas transportation and storage	5 to 48	4,314	4,099
Construction work in progress		1,894	1,770
Total property, plant, and equipment		54,166	49,552
Accumulated depreciation		(16,643)	(15,898)
Net property, plant, and equipment		$37,523	$33,654
(1) Balance includes nuclear fuel inventories.  Stored nuclear fuel inventory is stated at weighted average cost.  Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output.  (See Note 15 below.)

Depreciation

The Utility depreciates property, plant, and equipment using the composite, or group, method of depreciation, in which a single depreciation rate is applied to the gross investment in a particular class of property.  This method approximates the straight line method of depreciation over the useful lives of property, plant, and equipment.  The Utility's composite depreciation rates were 3.63% in 2012, 3.67% in 2011, and 3.38% in 2010.

The useful lives of the Utility's property, plant, and equipment are authorized by the CPUC and the FERC, and the depreciation expense is recovered through rates charged to customers.  Depreciation expense includes a component for the original cost of assets and a component for estimated cost of future removal, net of any salvage value at retirement.  Upon retirement, the original cost of the retired assets, net of salvage value, is charged against accumulated depreciation.  The cost of repairs and maintenance, including planned major maintenance activities and minor replacements of property, is charged to operating and maintenance expense as incurred.

AFUDC

AFUDC is a method used to compensate the Utility for the estimated cost of debt (i.e., interest) and equity funds used to finance regulated plant additions and is capitalized as part of the cost of construction.  AFUDC is recoverable from customers through rates over the life of the related property once the property is placed in service.  AFUDC related to the cost of debt is recorded as a reduction to interest expense.  AFUDC related to the cost of equity is recorded in other income.  The Utility recorded AFUDC of $49 million and $107 million during 2012, $40 million and $87 million during 2011, and $50 million and $110 million during 2010, related to debt and equity, respectively.

Regulation and Regulated Operations

As a regulated entity, the Utility's rates are designed to recover the costs of providing service.  The Utility capitalizes and records, as regulatory assets, costs that would otherwise be charged to expense if it is probable that the incurred costs will be recovered in future rates.  Regulatory assets are amortized over the future periods in which the costs are recovered.  If costs expected to be incurred in the future are currently being recovered through rates, the Utility records those expected future costs as regulatory liabilities.  In addition, amounts that are probable of being credited or refunded to customers in the future are recorded as regulatory liabilities.

The Utility's ability to recover the revenue requirements that have been authorized by the CPUC in a general rate case (“GRC”) and a gas transmission and storage rate case (“GT&S”) does not depend on the volume of the Utility's sales of electricity and natural gas services. The Utility's recovery of a significant portion of its authorized revenue requirements through rates is independent, or “decoupled,” from the volume of electricity and natural gas sales.

The Utility records differences between actual customer billings and the Utility's authorized revenue requirement, as well as differences between incurred costs and customer billings or authorized revenue meant to recover those costs.  To the extent these differences are probable of recovery or refund, the Utility records a regulatory balancing account asset or liability, respectively and the differences do not have an impact on net income.  For further discussion, see “Revenue Recognition” below.

To the extent that portions of the Utility's operations cease to be subject to cost-of-service rate regulation, or recovery is no longer probable as a result of changes in regulation or other reasons, the related regulatory assets and liabilities are written off.

Intangible Assets

Intangible assets primarily consist of hydroelectric facility licenses with terms ranging from 19 to 53 years.  The gross carrying amount of intangible assets was $110 million at December 31, 2012 and $112 million at December 31, 2011.  The accumulated amortization was $49 million at December 31, 2012 and $47 million at December 31, 2011.

The Utility's amortization expense related to intangible assets was $2 million in 2012, $3 million in 2011, and $4 million in 2010.  The estimated annual amortization expense for 2013 through 2017 based on the December 31, 2012 intangible assets balance is $3 million.  Intangible assets are recorded to other noncurrent assets - other in the Consolidated Balance Sheets.

Asset Retirement Obligations

PG&E Corporation and the Utility record an ARO at discounted fair value in the period in which the obligation is incurred if the discounted fair value can be reasonably estimated.  In the same period, the associated asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset.  In each subsequent period, the ARO is accreted to its present value.  PG&E Corporation and the Utility also record an ARO if a legal obligation to perform an asset removal exists and can be reasonably estimated, but performance is conditional upon a future event.  The Utility recognizes timing differences between the recognition of costs and the costs recovered through the ratemaking process as regulatory assets or liabilities.  (See Note 3 below.)  The Utility has an ARO primarily for its nuclear generation facilities, certain fossil fuel-fired generation facilities, and gas transmission system assets.

Detailed studies of the cost to decommission the Utility's nuclear generation facilities are conducted every three years in conjunction with the Nuclear Decommissioning Cost Triennial Proceedings (“NDCTP”) conducted by the CPUC.  In December 2012, the Utility submitted its updated decommissioning cost estimate with the CPUC.  The estimated undiscounted cost to decommission the Utility's nuclear power plants increased by $1.4 billion due to higher spent nuclear fuel disposal costs and an increase in the scope of work.  The decommissioning cost estimates are based on the plant location and cost characteristics for the Utility's nuclear generation facilities.  Actual decommissioning costs may vary from these estimates as a result of changes in assumptions such as decommissioning dates; regulatory requirements; technology; and costs of labor, materials, and equipment.  The Utility recovers its revenue requirements for decommissioning costs from customers through a non-bypassable charge that the Utility expects will continue until those costs are fully recovered.  A significant portion of the increase in decommissioning cost estimates is due to the need to develop on-site storage for spent nuclear fuel because the federal government has failed to meet its obligation to develop a permanent repository for the disposal of nuclear waste from nuclear facilities in the United States.  The Utility expects that it will recover its future on-site storage costs from the federal government.  The Utility already has recovered $266 million for spent nuclear fuel costs incurred through 2010. (See “Spent Nuclear Fuel Storage Proceedings” in Note 15 below).  Recovered amounts will be refunded to customers through rates.  In its 2012 NDCTP application, the Utility requested that the CPUC issue a final decision by the end of 2013.

The estimated undiscounted nuclear decommissioning cost for the Utility's nuclear generation facilities was approximately $3.5 billion at December 31, 2012 and $2.3 billion at December 31, 2011, as filed in the 2012 and 2009 NDCTPs, respectively.  In future dollars, the estimated nuclear decommissioning cost is approximately $6.1 billion and $4.4 billion, respectively.  These estimates are based on the 2012 and 2009 decommissioning cost studies, respectively, and are prepared in accordance with CPUC requirements.  The estimated nuclear decommissioning cost in future dollars is discounted for GAAP purposes and recognized as an ARO on the Consolidated Balance Sheets.  The total nuclear decommissioning obligation accrued in accordance with GAAP was $2.5 billion at December 31, 2012 and $1.2 billion at December 31, 2011.

A reconciliation of the changes in the ARO liability is as follows:
(in millions)
ARO liability at December 31, 2010	$1,586
Revision in estimated cash flows	10
Accretion	100
Liabilities settled	(87)
ARO liability at December 31, 2011	1,609
Revision in estimated cash flows	1,301
Accretion	101
Liabilities settled	(92)
ARO liability at December 31, 2012	$2,919

The Utility has identified the following AROs for which a reasonable estimate of fair value could not be made.  As a result, the Utility has not recorded a liability related to these AROs:
∙      Restoration of land to its pre-use condition under the terms of certain land rights agreements.  Land rights will be maintained for the foreseeable future, and therefore, the Utility cannot reasonably estimate the settlement date(s) or range of settlement dates for the obligations associated with these assets;

Removal and proper disposal of lead-based paint contained in some Utility facilities.  The Utility does not have information available that specifies which facilities contain lead-based paint and, therefore, cannot reasonably estimate the settlement date(s) associated with the obligations; and

Removal of certain communications equipment from leased property, and retirement activities associated with substation and certain hydroelectric facilities.  The Utility will maintain and continue to operate its hydroelectric facilities until the operation of a facility becomes uneconomical.  The operation of the majority of the Utility's hydroelectric facilities is currently, and for the foreseeable future, expected to be economically beneficial.  Therefore, the settlement date(s) cannot be reasonably estimated at this time.

Disallowance of Plant Costs

PG&E Corporation and the Utility record a charge to net income when it is both probable that costs incurred or projected to be incurred for recently completed plant will not be recoverable through rates charged to customers and the amount of disallowance can be reasonably estimated.  During 2012, the Utility recorded a $353 million charge to net income for capital expenditures incurred in connection with its pipeline safety enhancement plan that were either specifically disallowed or that are forecasted to exceed the CPUC's authorized levels.  (See “CPUC Gas Safety Rulemaking Proceeding” in Note 15 below).  No material disallowance losses were recorded in 2011 and $36 million in disallowance losses were recorded in 2010.

Gains and Losses on Debt Extinguishments

Gains and losses on debt extinguishments associated with regulated operations are deferred and amortized over the remaining original amortization period of the debt reacquired, consistent with recovery of costs through regulated rates.  PG&E Corporation and the Utility recorded unamortized loss on debt extinguishments, net of gain, of $163 million and $186 million at December 31, 2012 and 2011, respectively.  The amortization expense related to this loss was $23 million in 2012, $18 million in 2011, and $23 million in 2010.  Deferred gains and losses on debt extinguishments are recorded to current assets - regulatory assets and other noncurrent assets - regulatory assets in the Consolidated Balance Sheets.

Gains and losses on debt extinguishments associated with unregulated operations are fully recognized at the time such debt is reacquired and are reported as a component of interest expense.

Revenue Recognition

The Utility recognizes revenues as electricity and natural gas services are delivered, and includes amounts for services rendered but not yet billed at the end of the period.

The CPUC authorizes most of the Utility's revenue requirements in its GRC and its GT&S, which generally occur every three years.  The Utility's ability to recover revenue requirements authorized by the CPUC in these rates cases is independent, or “decoupled” from the volume of the Utility's sales of electricity and natural gas services.  The Utility recognizes revenues once they have been authorized for rate recovery, amounts are objectively determinable and probable of recovery, and amounts will be collected within 24 months.  Generally, the revenue recognition criteria are met ratably over the year.  (See Note 3 below.)

The CPUC also has authorized the Utility to collect additional revenue requirements to recover costs that the Utility has been authorized to pass on to customers, including costs to purchase electricity and natural gas; and to fund public purpose, demand response, and customer energy efficiency programs.  Generally, the revenue recognition criteria for pass-through costs billed to customers are met at the time the costs are incurred.

The FERC authorizes the Utility's revenue requirements in annual transmission owner rate cases.  The Utility's ability to recover revenue requirements authorized by the FERC is dependent on the volume of the Utility's electricity sales, and revenue is recognized only for amounts billed and unbilled.

The Utility's revenues and net income also are affected by incentive ratemaking mechanisms that adjust rates depending on the extent to which the Utility meets certain performance criteria.

Income Taxes

PG&E Corporation and the Utility use the liability method of accounting for income taxes.  Income tax provision includes current and deferred income taxes resulting from operations during the year.  PG&E Corporation and the Utility estimate current period actual tax expense in addition to calculating deferred tax assets and liabilities.  Deferred tax assets and liabilities result from temporary tax and accounting timing differences, such as depreciation, and are reported within the PG&E Corporation and Utility's balance sheets.  (See Note 9 below.)

PG&E Corporation and the Utility recognize a tax benefit if it is more likely than not that a tax position taken or expected to be taken in a tax return will be sustained upon examination by taxing authorities based on the merits of the position.  The tax benefit recognized in the financial statements is measured based on the largest amount of benefit that is greater than 50% likely of being realized upon settlement.  As such, the difference between a tax position taken or expected to be taken in a tax return in future periods and the benefit recognized and measured pursuant to this guidance represents an unrecognized tax benefit.

Investment tax credits are deferred and amortized to income over time. The Utility amortizes its investment tax credits over the life of the related property in accordance with regulatory treatment.  PG&E Corporation amortizes its investment tax credits over the projected investment recovery period

PG&E Corporation files a consolidated U.S. federal income tax return that includes domestic subsidiaries in which its ownership is 80% or more.  In addition, PG&E Corporation files a combined state income tax return in California.  PG&E Corporation and the Utility are parties to a tax-sharing agreement under which the Utility determines its income tax provision (benefit) on a stand-alone basis.

Nuclear Decommissioning Trusts

The Utility's nuclear generation facilities consist of two units at Diablo Canyon and the retired facility at Humboldt Bay.  Nuclear decommissioning requires the safe removal of a nuclear generation facility from service and the reduction of residual radioactivity to a level that permits termination of the NRC license and release of the property for unrestricted use.  The Utility's nuclear decommissioning costs are recovered from customers through rates and are held in trusts until authorized for release by the CPUC.

The Utility classifies its investments held in the nuclear decommissioning trusts as “available-for-sale.”  Since the Utility's nuclear decommissioning trust assets are managed by external investment managers, the Utility does not have the ability to sell its investments at its discretion.  Therefore, all unrealized losses are considered other-than-temporary impairments.  Gains or losses on the nuclear decommissioning trust investments are refundable or recoverable, respectively, from customers through rates.  Therefore, trust earnings are deferred and included in the regulatory liability for recoveries in excess of the ARO.  There is no impact on the Utility's earnings or accumulated other comprehensive income.  The cost of debt and equity securities sold is determined by specific identification.

Accounting for Derivatives

Derivative instruments are recorded in PG&E Corporation's and the Utility's Consolidated Balance Sheets at fair value, unless they qualify for the normal purchase and sales exception.  Changes in the fair value of derivative instruments are recorded in earnings or, to the extent that they are probable of future recovery through regulated rates, are deferred and recorded in regulatory accounts.

The normal purchase and sales exception to derivative accounting requires, among other things, physical delivery of quantities expected to be used or sold over a reasonable period in the normal course of business.  Transactions which qualify for the normal purchase and sales exception are not reflected in the Consolidated Balance Sheets at fair value, but are accounted for under the accrual method of accounting.  Therefore, expenses are recognized as incurred.

PG&E Corporation and the Utility offset cash collateral paid or cash collateral received against the fair value amounts recognized for derivative instruments executed with the same counterparty under a master netting arrangement where the right of offset and the intention to offset exist.  (See Note 10 below.)

Fair Value Measurements

PG&E Corporation and the Utility determine the fair value of certain assets and liabilities based on assumptions that market participants would use in pricing the assets or liabilities.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, or the “exit price.”  PG&E Corporation and the Utility utilize a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value and give precedence to observable inputs in determining fair value.  An instrument's level within the hierarchy is based on the lowest level of any significant input to the fair value measurement.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).  (See Note 11 below.)

Variable Interest Entities

PG&E Corporation and the Utility are required to consolidate the financial results of any entities that they control.  In most cases, control can be determined based on majority ownership or voting interests.  However, there are certain entities known as variable interest entities (“VIEs”) for which control is difficult to discern based on ownership or voting interests alone.  A VIE is an entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, or whose equity investors lack any characteristics of a controlling financial interest.  An enterprise has a controlling financial interest in a VIE if it has the obligation to absorb expected losses or the right to receive expected gains that could potentially be significant to the VIE and if it has any decision-making rights associated with the activities that are most significant to the VIE's economic performance, including the power to design the VIE.  An enterprise that has a controlling financial interest in a VIE is known as the VIE's primary beneficiary and is required to consolidate the VIE.

In determining whether consolidation of a particular entity is required, PG&E Corporation and the Utility first evaluate whether the entity is a VIE.  If the entity is a VIE, PG&E Corporation and the Utility use a qualitative approach to determine if either is the primary beneficiary of the VIE.

Some of the counterparties to the Utility's power purchase agreements are considered VIEs.  Each of these VIEs was designed to own a power plant that would generate electricity for sale to the Utility subject to the terms of a power purchase agreement.  In determining whether the Utility is the primary beneficiary of any of these VIEs, it assesses whether it absorbs any of the VIE's expected losses or receives any portion of the VIE's expected residual returns under the terms of the power purchase agreement.  This assessment includes an evaluation of how the risks and rewards associated with the power plant's activities are absorbed by variable interest holders, as well as an analysis of the variability in the VIE's gross margin and the impact of the power purchase agreement on the gross margin.  Under each of these power purchase agreements, the Utility is obligated to purchase electricity or capacity, or both, from the VIE.  The Utility does not provide any other support to these VIEs, and the Utility's financial exposure is limited to the amount it pays for delivered electricity and capacity.  (See Note 15 below.)  The Utility does not have any decision-making rights associated with the design of any VIEs, nor does the Utility have the power to direct the activities that are most significant to the economic performance of any VIEs such as dispatch rights, operating and maintenance activities, or re-marketing activities of the power plant after the termination of any VIE's power purchase agreement with the Utility.  Since the Utility was not the primary beneficiary of any of these VIEs at December 31, 2012, it did not consolidate any of them.

The Utility continued to consolidate the financial results of PG&E Energy Recovery Funding LLC (“PERF”), a VIE, at December 31, 2012, since the Utility is the primary beneficiary of PERF.  PERF was formed in 2005 as a wholly owned subsidiary of the Utility to issue energy recovery bonds (“ERBs”) in connection with the settlement agreement entered into among PG&E Corporation, the Utility, and the CPUC in 2003 to resolve the Utility's proceeding under Chapter 11 (“Chapter 11 Settlement Agreement”).  The Utility has a controlling financial interest in PERF since the Utility is exposed to PERF's losses and returns through the Utility's 100% equity investment in PERF and the Utility was involved in the design of PERF, which was an activity that was significant to PERF's economic performance.  PERF is expected to be dissolved in 2013.  (See Note 5 below.)  While PERF is a wholly owned consolidated subsidiary of the Utility, it is legally separate from the Utility.  The assets (including the recovery property) of PERF are not available to creditors of the Utility of PG&E Corporation, and the recovery property is not legally an asset of the Utility or PG&E Corporation.

At December 31, 2012, PG&E Corporation affiliates had entered into four tax equity agreements to fund residential and commercial retail solar energy installations with two privately held companies that are considered VIEs.  Under these agreements, PG&E Corporation has agreed to provide lease payments and investment contributions of up to $396 million to these companies in exchange for the right to receive benefits from local rebates, federal grants, and a share of the customer payments made to these companies.  The majority of these amounts are recorded in other noncurrent assets - other in PG&E Corporation's Consolidated Balance Sheets.  At December 31, 2012, PG&E Corporation had made total payments of $361 million under these agreements and received $228 million in benefits and customer payments.  In determining whether  PG&E Corporation is the primary beneficiary of any of these VIEs, PG&E Corporation assesses which of the variable interest holders has control over these companies' significant economic activities, such as the design of the companies, vendor selection, construction, customer selection, and re-marketing activities after the termination of customer leases. PG&E Corporation determined that these companies control these activities, while its financial exposure from these agreements is generally limited to its lease payments and investment contributions to these companies.  Since PG&E Corporation was not the primary beneficiary of any of these VIEs at December 31, 2012, it did not consolidate any of them.

Regulatory Assets, Liabilities, And Balancing Accounts	12 Months Ended
Dec. 31, 2012
Regulatory Assets, Liabilities, And Balancing Accounts

NOTE 3: REGULATORY ASSETS, LIABILITIES, AND BALANCING ACCOUNTS

Regulatory Assets

Current Regulatory Assets

At December 31, 2012 and 2011, the Utility had current regulatory assets of $564 million and $1,090 million, respectively.  At December 31, 2012, current regulatory assets consisted primarily of $230 million of the current portion of the price risk management regulatory asset, $62 million of the current portion of the Utility's retained generation regulatory assets, and $54 million of the current portion of the electromechanical meters regulatory asset, each of which is expected to be recovered over the next year.  (See “Long-Term Regulatory Assets” below.)

Long-Term Regulatory Assets

Long-term regulatory assets are composed of the following:

	Balance at December 31,
(in millions)	2012	2011
Pension benefits	$3,275	$2,899
Deferred income taxes	1,627	1,444
Utility retained generation	552	613
Environmental compliance costs	604	520
Price risk management	210	339
Electromechanical meters	194	247
Unamortized loss, net of gain, on reacquired debt	141	163
Other	206	281
Total long-term regulatory assets	$6,809	$6,506

The regulatory asset for pension benefits represents the cumulative differences between amounts recognized for ratemaking purposes and amounts recognized in accordance with GAAP and also includes amounts that otherwise would be recorded to accumulated other comprehensive loss in the Consolidated Balance Sheets.  (See Note 12 below.)

The regulatory asset for deferred income taxes represents deferred income tax benefits previously passed through to customers.  The CPUC requires the Utility to pass through certain tax benefits to customers by reducing rates, thereby ignoring the effect of deferred taxes.  Based on current regulatory ratemaking and income tax laws, the Utility expects to recover the regulatory asset over the average plant depreciation lives of one to 45 years.

In connection with the Chapter 11 Settlement Agreement, the CPUC authorized the Utility to recover $1.2 billion of costs related to the Utility's retained generation assets.  The individual components of these regulatory assets are being amortized over the respective lives of the underlying generation facilities, consistent with the period over which the related revenues are recognized.  The weighted average remaining life of the assets is 12 years.

The regulatory asset for environmental compliance costs represents the cumulative differences between amounts recognized for ratemaking purposes and amounts recognized in accordance with GAAP.  The Utility expects to recover these costs over the next 32 years, as the environmental compliance work is performed.  (See Note 15 below.)

The regulatory asset for price risk management represents the unrealized losses related to price risk management derivative instruments expected to be recovered as they are realized over the next 10 years as part of the Utility's energy procurement costs.  (See Note 10 below.)

The regulatory asset for electromechanical meters represents the expected future recovery of the net book value of electromechanical meters that were replaced with SmartMeter™ devices.  The Utility expects to recover the regulatory asset over the next four years.

The regulatory asset for unamortized loss, net of gain, on reacquired debt represents the expected future recovery of costs related to debt reacquired or redeemed prior to maturity with associated discount and debt issuance costs.  These costs are expected to be recovered over the next 14 years, which is the remaining amortization period of the reacquired debt.

In general, the Utility does not earn a return on regulatory assets if the related costs do not accrue interest.  Accordingly, the Utility earns a return only on its regulatory assets for retained generation, regulatory assets for electromechanical meters, and regulatory assets for unamortized loss, net of gain, on reacquired debt.

Regulatory Liabilities

Current Regulatory Liabilities

At December 31, 2012 and 2011, the Utility had current regulatory liabilities of $337 million and $161 million, respectively, consisting of amounts that it expects to refund to customers over the next 12 months. At December 31, 2012 current regulatory liabilities primarily included $158 million of ERB over collections, $84 million of proceeds from a greenhouse gas (“GHG”) emission auction to comply with California Air Resources Board requirements, and electricity supplier settlement agreements of $50 million (See Note 13 below).  Current regulatory liabilities are included within current liabilities - other in the Consolidated Balance Sheets.

Long-Term Regulatory Liabilities

Long-term regulatory liabilities are composed of the following:

	Balance at December 31,
(in millions)	2012	2011
Cost of removal obligations	$3,625	$3,460
Recoveries in excess of AROs	620	611
Public purpose programs	590	499
Other	253	163
Total long-term regulatory liabilities	$5,088	$4,733

The regulatory liability for cost of removal obligations represents the cumulative differences between asset removal costs recorded and amounts collected in rates for expected asset removal costs.

The regulatory liability for recoveries in excess of AROs represents the cumulative differences between ARO expenses and amounts collected in rates primarily for the decommissioning of the Utility's nuclear generation facilities.  Decommissioning costs recovered through rates are primarily placed in nuclear decommissioning trusts.  This regulatory liability also represents the deferral of realized and unrealized gains and losses on the nuclear decommissioning trust investments.  (See Note 11 below.)

The regulatory liability for public purpose programs represents amounts received from customers designated for public purpose program costs expected to be incurred beyond the next 12 months, primarily related to energy efficiency programs designed to encourage the manufacture, design, distribution, and customer use of energy efficient appliances and other energy-using products, the California Solar Initiative program to promote the use of solar energy in homes and commercial, industrial, and agricultural properties, and the Self-Generation Incentive program to promote distributed generation technologies installed on the customer's side of the utility meter.

Regulatory Balancing Accounts

The Utility's current regulatory balancing accounts represent the amounts expected to be collected from or refunded to customers through authorized rate adjustments over the next 12 months.  Regulatory balancing accounts that the Utility does not expect to collect or refund over the next 12 months are included in other noncurrent assets - regulatory assets or noncurrent liabilities - regulatory liabilities, respectively, in the Consolidated Balance Sheets.

Current Regulatory Balancing Accounts, Net

	Receivable (Payable)
	Balance at December 31,
(in millions)	2012	2011
Distribution revenue adjustment mechanism	$219	$223
Utility generation	117	241
Hazardous substance	56	57
Public purpose programs	(83)	97
Gas fixed cost	44	16
Energy recovery bonds	(43)	(105)
Energy procurement	77	(48)
Department of Energy Settlement	(250)	-
Other	165	227
Total regulatory balancing accounts, net	$302	$708

The distribution revenue adjustment mechanism balancing account is used to record and recover the authorized electric distribution revenue requirements and certain other electric distribution-related authorized costs.  The utility generation balancing account is used to record and recover the authorized revenue requirements associated with Utility-owned electric generation, including capital costs and related non-fuel operating and maintenance expenses.  The recovery of these revenue requirements is decoupled from the volume of sales; therefore, the Utility recognizes revenue evenly over the year, even though the level of cash collected from customers fluctuates depending on the volume of electricity sales.  During the colder months of winter, there is generally an under-collection in these balancing accounts due to a lower volume of electricity sales and lower rates.  During the warmer months of summer, there is generally an over-collection due to a higher volume of electricity sales and higher rates.

The hazardous substance balancing accounts are used to record and recover hazardous substance remediation costs that are eligible for recovery through a CPUC-approved ratemaking mechanism.  (See Note 15 below.)

The public purpose programs balancing accounts are primarily used to record and recover the authorized revenue requirements associated with administering public purpose programs, as well as incentive awards earned by the Utility for achieving regulatory targets in the customer energy efficiency programs.  The public purpose programs primarily consist of energy efficiency programs, low-income energy efficiency programs, demand response programs, research, development, and demonstration programs, and renewable energy programs.

The gas fixed-cost balancing account is used to record and recover authorized gas distribution revenue requirements and certain other authorized gas distribution-related costs.  Similar to the utility generation and the distribution revenue adjustment mechanism balancing accounts discussed above, the recovery of these revenue requirements is decoupled from the volume of sales; therefore, the Utility recognizes revenue evenly over the year, even though the level of cash collected from customers fluctuates depending on the volume of gas sales.  During the colder months of winter, there is generally an over-collection in this balancing account primarily due to higher natural gas sales.  During the warmer months of summer, there is generally an under-collection primarily due to lower natural gas sales.

The ERBs balancing account is used to record and refund to customers the net refunds, claim offsets, and other credits received by the Utility from electricity suppliers related to Chapter 11 disputed claims and to record and recover authorized ERB servicing costs.  (See Note 13 below.)

The Utility is generally authorized to recover 100% of its prudently incurred electric energy procurement costs.  The Utility tracks energy procurement costs in balancing accounts and files annual forecasts of energy procurement costs that it expects to incur over the following year.  The Utility's energy rates are set to recover such expected costs.

The Department of Energy balancing account is used to record and refund to customers the amounts received from the U.S. Department of Energy (“DOE”) during 2012 for a settlement agreement related to spent nuclear fuel storage costs incurred by the Utility.

Debt	12 Months Ended
Dec. 31, 2012
Debt

NOTE 4: DEBT

Long-Term Debt

The following table summarizes PG&E Corporation's and the Utility's long-term debt:

	December 31,
(in millions)	2012	2011
PG&E Corporation
Senior notes, 5.75%, due 2014	350	350
Unamortized discount	-	(1)
Total senior notes	350	349
Total PG&E Corporation long-term debt	350	349
Utility
Senior notes:
6.25% due 2013	400	400
4.80% due 2014	1,000	1,000
5.625% due 2017	700	700
8.25% due 2018	800	800
3.50% due 2020	800	800
4.25% due 2021	300	300
3.25% due 2021	250	250
2.45% due 2022	400	-
6.05% due 2034	3,000	3,000
5.80% due 2037	950	950
6.35% due 2038	400	400
6.25% due 2039	550	550
5.40% due 2040	800	800
4.50% due 2041	250	250
4.45% due 2042	400	-
3.75% due 2042	350	-
Less: current portion	(400)	-
Unamortized discount, net of premium	(51)	(51)
Total senior notes, net of current portion	10,899	10,149
Pollution control bonds:
Series 1996 C, E, F, 1997 B, variable rates (1), due 2026 (2)	614	614
Series 2004 A-D, 4.75%, due 2023 (3)	345	345
Series 2009 A-D, variable rates (4), due 2016 and 2026 (5)	309	309
Series 2010 E, 2.25%, due 2026 (6)	-	50
Less: current portion	-	(50)
Total pollution control bonds	1,268	1,268
Total Utility long-term debt, net of current portion	12,167	11,417
Total consolidated long-term debt, net of current portion	$12,517	$11,766
1)  At December 31, 2012, interest rates on these bonds and the related loans ranged from 0.10% to 0.14%.
(2)  Each series of these bonds is supported by a separate letter of credit that expires on May 31, 2016. Although the stated maturity date is 2026, each series will remain outstanding only if the Utility extends or replaces the letter of credit related to the series or otherwise obtains consent from the issuer to the continuation of the series without a credit facility.
(3) The Utility has obtained credit support from an insurance company for these bonds.
(4) At December 31, 2012, interest rates on these bonds and the related loans ranged from 0.05% to 0.11%.
(5) Each series of these bonds is supported by a separate direct-pay letter of credit that expires on May 31, 2016.  Subject to certain requirements, the Utility may choose not to provide a credit facility without issuer consent.
(6) These bonds bore interest at 2.25% per year through April 1, 2012; and were subject to mandatory tender on April 2, 2012.  The Utility repurchased these bonds on April 2, 2012 and continues to hold them.

 (

Pollution Control Bonds

The California Pollution Control Financing Authority and the California Infrastructure and Economic Development Bank have issued various series of fixed rate and multi-modal tax-exempt pollution control bonds for the benefit of the Utility.  All of the pollution control bonds were used to finance or refinance pollution control and sewage and solid waste disposal facilities at the Geysers geothermal power plant or at the Utility's Diablo Canyon nuclear power plant and were issued as “exempt facility bonds” within the meaning of the Internal Revenue Code of 1954 (“Code”), as amended.  In 1999, the Utility sold the Geysers geothermal power plant to Geysers Power Company, LLC pursuant to purchase and sale agreements stating that Geysers Power Company, LLC will use the bond-financed facilities solely as pollution control facilities.  The Utility has no knowledge that Geysers Power Company, LLC intends to cease using the bond-financed facilities solely as pollution control facilities.

Repayment Schedule

PG&E Corporation's and the Utility's combined aggregate debt principal repayment amounts at December 31, 2012 are reflected in the table below:

(in millions,
except interest rates)	2013	2014	2015	2016	2017	Thereafter	Total
PG&E Corporation
Average fixed interest rate	-	5.75%	-	-	-	-	5.75%
Fixed rate obligations	$-	$350	$-	$-	$-	$-	$350
Utility
Average fixed interest rate	6.25%	4.80%	-	-	5.63%	5.45%	5.43%
Fixed rate obligations	$400	$1,000	$-	$-	$700	$9,595	$11,695
Variable interest rate
as of December 31, 2012	-	-	-	0.11%	-	-	0.11%
Variable rate obligations	$-	$-	$-	$923 (1)	-	$-	$923
Total consolidated debt	$400	$1,350	$-	$923	$700	$9,595	$12,968
(1) These bonds, due in 2016 and 2026, are backed by letters of credit that expire on May 31, 2016.

Short-term Borrowings

The following table summarizes PG&E Corporation's and the Utility's outstanding borrowings on its revolving credit facilities and commercial paper program at December 31, 2012:

				Letters of
	Termination	Facility		Credit		Commercial	Facility
(in millions)	Date	Limit		Outstanding	Borrowings	Paper	Availability
PG&E Corporation	May 2016	$300	(1)	$-	$120	$-	$180
Utility	May 2016	3,000	(2)	266	-	370 (3)	2,364 (3)
Total revolving credit facilities		$3,300		$266	$120	$370	$2,544
(1) Includes a $100 million sublimit for letters of credit and a $100 million commitment for loans that are made available on a same-day basis and are repayable in full within 7 days.
(2) Includes a $1.0 billion sublimit for letters of credit and a $300 million commitment for loans that are made available on a same-day basis and are repayable in full within 7 days.
(3) The Utility treats the amount of its outstanding commercial paper as a reduction to the amount available under its revolving credit facility.

For 2012, the average outstanding borrowings on PG&E Corporation's revolving credit facility was $21 million and the maximum outstanding balance during the year was $120 million.  For 2012, the Utility's average outstanding commercial paper balance was $665 million and the maximum outstanding balance during the year was $1.4 billion.

Revolving Credit Facilities

PG&E Corporation has a $300 million revolving credit facility with a syndicate of lenders.  The Utility has a $3.0 billion revolving credit facility with a syndicate of lenders.  The revolving credit facilities have terms of five years and all amounts are due and payable on the facilities' termination date, May 31, 2016.  At PG&E Corporation's and the Utility's request and at the sole discretion of each lender, the facilities may be extended for additional periods.  The revolving credit facilities may be used for working capital and other corporate purposes.  The Utility's revolving credit facility may also be used for the repayment of commercial paper.

Provided certain conditions are met, PG&E Corporation and the Utility have the right to increase, in one or more requests, given not more frequently than once a year, the aggregate lenders' commitments under the revolving credit facilities by up to $100 million and $500 million, respectively, in the aggregate for all such increases.

Borrowings under the revolving credit facilities (other than swingline loans) bear interest based, at PG&E Corporation's and the Utility's election, on (1) a London Interbank Offered Rate (“LIBOR”) plus an applicable margin or (2) the base rate plus an applicable margin.  The base rate will equal the higher of the following: the administrative agent's announced base rate, 0.5% above the federal funds rate, or the one-month LIBOR plus an applicable margin.  Interest is payable quarterly in arrears, or earlier for loans with shorter interest periods.  PG&E Corporation and the Utility also will pay a facility fee on the total commitments of the lenders under the revolving credit facilities.  The applicable margins and the facility fees will be based on PG&E Corporation's and the Utility's senior unsecured debt ratings issued by Standard & Poor's Rating Services and Moody's Investor Service.  Facility fees are payable quarterly in arrears.

The revolving credit facilities include usual and customary covenants for revolving credit facilities of this type, including covenants limiting liens to those permitted under PG&E Corporation's and the Utility's senior note indentures, mergers, sales of all or substantially all of PG&E Corporation's and the Utility's assets, and other fundamental changes.  In addition, the revolving credit facilities require that PG&E Corporation and the Utility maintain a ratio of total consolidated debt to total consolidated capitalization of at most 65% as of the end of each fiscal quarter.  PG&E Corporation's revolving credit facility agreement also requires that PG&E Corporation own, directly or indirectly, at least 80% of the common stock and at least 70% of the voting capital stock of the Utility.  At December 31, 2012, PG&E Corporation and the Utility were in compliance with all covenants under their respective revolving credit facilities.

Commercial Paper Program

The Utility has a $1.75 billion commercial paper program, the borrowings from which are used primarily to fund temporary financing needs.  Liquidity support for these borrowings is provided by available capacity under the Utility's revolving credit facilities, as described above.  The commercial paper may have maturities up to 365 days and ranks equally with the Utility's other unsubordinated and unsecured indebtedness.  Commercial paper notes are sold at an interest rate dictated by the market at the time of issuance.  At December 31, 2012, the average yield on outstanding commercial paper was 0.36%.

Other Short-term Borrowings

In November 2011, the Utility issued $250 million principal amount of Floating Rate Senior Notes which were due and repaid in November 2012.  For the years ended December 31, 2012 and 2011, the average interest rate on the Floating Rate Senior Notes was 0.92% and 0.94%, respectively.

Energy Recovery Bonds	12 Months Ended
Dec. 31, 2012
Energy Recovery Bonds
NOTE 5: ENERGY RECOVERY BONDS

In 2005, PERF issued two series of ERBs. The proceeds of the ERBs were used by PERF to purchase from the Utility the right known as “recovery property” to be paid a specific amount from a dedicated rate component.  The first series of ERBs included five classes aggregating to a $1.9 billion principal amount. The proceeds of the first series of ERBs were paid by PERF to the Utility and used by the Utility to refinance the remaining unamortized after-tax balance of the regulatory asset established under the Chapter 11 Settlement Agreement. The second series of ERBs included three classes aggregating to an $844 million principal amount. The proceeds of the second series of ERBs were paid by PERF to the Utility and used to pre-fund the Utility's tax liability for bond-related charges collected from customers.

At December 31, 2011, the total amount of ERB principal outstanding was $423 million. The ERBs were paid in full when the final class matured on December 25, 2012.

Common Stock And Share-Based Compensation	12 Months Ended
Dec. 31, 2012
Common Stock And Share-Based Compensation

NOTE 6: COMMON STOCK AND SHARE-BASED COMPENSATION

PG&E Corporation

PG&E Corporation had 430,718,293 shares of common stock outstanding at December 31, 2012.  During 2012, PG&E Corporation issued 6,803,101 shares of its common stock under its 401(k) plan, its Dividend Reinvestment and Stock Purchase Plan, and its share-based compensation plans, generating $263 million of cash.

In November 2011, PG&E Corporation entered into an Equity Distribution Agreement providing for the sale of PG&E common stock having an aggregate gross sales price of up to $400 million.  Sales of the shares are made by means of ordinary brokers' transactions on the New York Stock Exchange, or in such other transactions as agreed upon by PG&E Corporation and the sales agents and in conformance with applicable securities laws.  During 2012, PG&E Corporation sold 5,446,760 shares of its common stock under the Equity Distribution Agreement for cash proceeds of $234 million, net of fees.  As of December 31, 2012, PG&E Corporation had the ability to issue an additional $64 million of its common stock under the November 2011 Equity Distribution Agreement.  In March 2012, PG&E Corporation sold 5,900,000 shares of its common stock in an underwritten public offering for cash proceeds of $254 million, net of fees and commissions.

Utility

As of December 31, 2012, PG&E Corporation held all of the Utility's outstanding common stock.

Dividends

The Board of Directors of PG&E Corporation and the Utility declare dividends quarterly.  Under the Utility's Articles of Incorporation, the Utility cannot pay common stock dividends unless all cumulative preferred dividends on the Utility's preferred stock have been paid.  In February, June, September, and December, 2012, the Board of Directors of PG&E Corporation declared a quarterly dividend of $0.455 per share.

PG&E Corporation and the Utility each have revolving credit facilities that require the respective company to maintain a ratio of consolidated total debt to consolidated capitalization of at most 65%.  Based on the calculation of this ratio for PG&E Corporation, no amount of PG&E Corporation's reinvested earnings was restricted at December 31, 2012.  Based on the calculation of this ratio for the Utility, $1.1 billion of the Utility's reinvested earnings was restricted at December 31, 2012.  In addition, the CPUC requires the Utility to maintain a capital structure composed of at least 52% equity on average.  At December 31, 2012, the Utility was required to maintain reinvested earnings of $6.3 billion as equity to meet this requirement.

In addition, to comply with the revolving credit facility's 65% ratio requirement and the CPUC's requirement to maintain a 52% equity component, $7.0 billion and $12.2 billion of the Utility's net assets, respectively, were restricted at December 31, 2012 and could not be transferred to PG&E Corporation in the form of cash dividends.  As a holding company, PG&E Corporation depends on cash distributions from the Utility to meet its debt service and other financial obligations and to pay dividends on its common stock.

Long-Term Incentive Plan

The PG&E Corporation 2006 Long-Term Incentive Plan (“2006 LTIP”) permits the award of various forms of incentive awards, including stock options, stock appreciation rights, restricted stock awards, restricted stock units (“RSUs”), performance shares, deferred compensation awards, and other share-based awards, to eligible employees of PG&E Corporation and its subsidiaries.  Non-employee directors of PG&E Corporation are also eligible to receive share-based awards under the formula grant provisions of the 2006 LTIP.  A maximum of 12 million shares of PG&E Corporation common stock (subject to adjustment for changes in capital structure, stock dividends, or other similar events) has been reserved for issuance under the 2006 LTIP, of which 4,548,119 shares were available for award at December 31, 2012.

The following table provides a summary of total compensation expense for PG&E Corporation for share-based incentive awards for 2012, 2011, and 2010:

(in millions)	2012	2011	2010
Restricted stock units	$31	$22	$9
Other share-based compensation	-	1	14
Performance shares:
Equity awards	26	16	11
Liability awards	-	(13)	22
Total compensation expense (pre-tax)	$57	$26	$56
Total compensation expense (after-tax)	$34	$16	$33

There were no significant share-based compensation costs capitalized during 2012, 2011, and 2010.  There was no material difference between PG&E Corporation and the Utility for the information disclosed above.

Restricted Stock Units

Each RSU represents one hypothetical share of PG&E Corporation common stock.  RSUs generally vest in 20% increments on the first business day of March in year one, two, and three, with the remaining 40% vesting on the first business day of March in year four.  Vested RSUs are settled in shares of PG&E Corporation common stock.  Additionally, upon settlement, RSU recipients receive payment for the amount of dividend equivalents associated with the vested RSUs that have accrued since the date of grant.  RSU expense is recognized ratably over the requisite service period based on the fair values determined, except for the expense attributable to awards granted to retirement-eligible participants, which is recognized on the date of grant.

The weighted average grant-date fair value per RSUs granted during 2012, 2011, and 2010 was $42.17, $45.10, and $42.97, respectively.  The total fair value of RSUs that vested during 2012, 2011, and 2010 was $18 million, $11 million, and $5 million, respectively.  The tax benefit from RSUs that vested during 2012, 2011, and 2010 was not material.  As of December 31, 2012, $44 million of total unrecognized compensation costs related to nonvested RSUs was expected to be recognized over the remaining weighted average period of 2.19 years.

The following table summarizes RSU activity for 2012:

	Number of	Weighted Average Grant-
	Restricted Stock Units	Date Fair Value
Nonvested at January 1	1,626,048	$42.57
Granted	923,001	$42.17
Vested	(424,034)	$41.88
Forfeited	(55,724)	$42.64
Nonvested at December 31	2,069,291	$42.52

Performance Shares

In 2012, PG&E Corporation granted 834,420 contingent performance shares to eligible employees.  Performance shares vest after three years of service.  Performance shares granted in 2012, 2011, and 2010 are settled in shares of PG&E Corporation common stock and are classified as share-based equity awards.  Performance-based awards granted prior to 2010 are settled in cash and classified as a liability.  The amount of common stock (or cash with respect to grants before 2010) that recipients are entitled to receive, if any, will be determined based on PG&E Corporation's annual total shareholder return relative to the performance of a specified group of peer companies for the applicable three-year performance period.  Total compensation expense for performance shares is based on the grant-date fair value, which is determined using a Monte Carlo simulation valuation model.  Performance share expense is recognized ratably over the requisite service period based on the fair values determined, except for the expense attributable to awards granted to retirement-eligible participants, which is recognized on the date of grant.  Dividend equivalents on performance shares, if any, will be paid in cash upon the vesting date based on the amount of common stock to which the recipients are entitled.

The weighted average grant-date fair value for performance shares granted during 2012, 2011, and 2010 was $41.93, $33.91, and $35.60 respectively.  There was no tax benefit associated with performance shares that vested during 2012, 2011, and 2010, as awards that settle in cash have no tax impact, and awards that settle in shares do not generate a tax benefit until vested.  The performance shares awarded in March 2010 will vest in March 2013.  As of December 31, 2012, $29 million of total unrecognized compensation costs related to nonvested performance shares are expected to be recognized over the remaining weighted average period of 1.28 years.

The following table summarizes performance shares classified as equity awards activity for 2012:

	Number of	Weighted Average Grant-
	Performance Shares	Date Fair Value
Nonvested at January 1	1,325,406	$34.64
Granted	834,420	$41.93
Vested	(425)	$34.86
Forfeited (1)	(661,928)	$35.71
Nonvested at December 31	1,497,473	$38.15

(1) Includes performance shares that expired with zero value as performance targets were not met.

Preferred Stock	12 Months Ended
Dec. 31, 2012
Preferred Stock
NOTE 7: PREFERRED STOCK

PG&E Corporation

PG&E Corporation has authorized 80 million shares of no par value preferred stock and 5 million shares of $100 par value preferred stock, which may be issued as redeemable or nonredeemable preferred stock.  PG&E Corporation does not have any preferred stock outstanding.

Utility

The Utility has authorized 75 million shares of $25 par value preferred stock and 10 million shares of $100 par value preferred stock.  The Utility specifies that 5,784,825 shares of the $25 par value preferred stock authorized are designated as nonredeemable preferred stock without mandatory redemption provisions.  All remaining shares of preferred stock may be issued as redeemable or nonredeemable preferred stock.

The following table summarizes the Utility's outstanding preferred stock, none of which had mandatory redemption provisions at December 31, 2012 and 2011:

(in millions, except share amounts, redemption
price, and par value)	Shares Outstanding	Redemption Price	Balance
Nonredeemable $25 par value preferred stock
5.00% Series	400,000	N/A	$10
5.50% Series	1,173,163	N/A	30
6.00% Series	4,211,662	N/A	105
Total nonredeemable preferred stock	5,784,825		$145

Redeemable $25 par value preferred stock
4.36% Series	418,291	$25.75	$11
4.50% Series	611,142	26.00	15
4.80% Series	793,031	27.25	20
5.00% Series	1,778,172	26.75	44
5.00% Series A	934,322	26.75	23
Total redeemable preferred stock	4,534,958		$113
Preferred stock			$258

At December 31, 2012, annual dividends on the Utility's nonredeemable preferred stock ranged from $1.25 to $1.50 per share.  The Utility's redeemable preferred stock is subject to redemption at the Utility's option, in whole or in part, if the Utility pays the specified redemption price plus accumulated and unpaid dividends through the redemption date.  At December 31, 2012, annual dividends on redeemable preferred stock ranged from $1.09 to $1.25 per share.

Dividends on all Utility preferred stock are cumulative.  All shares of preferred stock have voting rights and an equal preference in dividend and liquidation rights.  Upon liquidation or dissolution of the Utility, holders of preferred stock would be entitled to the par value of such shares plus all accumulated and unpaid dividends, as specified for the class and series.  During each of 2012, 2011, and 2010 the Utility paid $14 million of dividends on preferred stock.

Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share
NOTE 8: EARNINGS PER SHARE

PG&E Corporation's basic earnings per common share (“EPS”) is calculated by dividing the income available for common shareholders by the weighted average number of common shares outstanding.  PG&E Corporation applies the treasury stock method of reflecting the dilutive effect of outstanding share-based compensation in the calculation of diluted EPS.  The following is a reconciliation of PG&E Corporation's income available for common shareholders and weighted average common shares outstanding for calculating diluted EPS for 2012 and 2011.

	Year Ended December 31,
(in millions, except per share amounts)	2012	2011
Income available for common shareholders	$816	$844
Weighted average common shares outstanding, basic	424	401
Add incremental shares from assumed conversions:
Employee share-based compensation	1	1
Weighted average common share outstanding, diluted	425	402
Total earnings per common share, diluted	$1.92	$2.10

For 2010, PG&E Corporation calculated EPS using the “two-class” method because PG&E Corporation's convertible subordinated notes that were outstanding prior to June 29, 2010 were considered to be participating securities.  In applying the two-class method, undistributed earnings were allocated to both common shares and participating securities. In calculating diluted EPS for 2010, PG&E Corporation applied the “if-converted” method to reflect the dilutive effect of the convertible subordinated notes to the extent that the impact was dilutive when compared to basic EPS.  The following is a reconciliation of PG&E Corporation's income available for common shareholders and weighted average common shares outstanding for calculating basic and diluted EPS for 2010:

	Year Ended December 31, 2010
(in millions, except per share amounts)	Basic	Diluted
Income available for common shareholders	$1,099	$1,099
Less: distributed earnings to common shareholders	706	-
Undistributed earnings	$393	$1,099
Allocation of earnings to common shareholders
Distributed earnings to common shareholders	$706	$-
Undistributed earnings allocated to common shareholders	385	1,099
Add: Interest expense on convertible subordinated notes, net of tax	-	8
Total common shareholders earnings and assumed conversion	$1,091	$1,107
Weighted average common shares outstanding	382	382
Add incremental shares from assumed conversions:
Convertible subordinated notes	8	8
Employee share-based compensation	-	2
Weighted average common shares outstanding and participating securities	390	392
Net earnings per common share, basic
Distributed earnings, basic (1)	$1.85	$-
Undistributed earnings	1.01	2.82
Total	$2.86	$2.82
(1) Distributed earnings, basic may differ from actual per share amounts paid as dividends, as the EPS computation under GAAP requires the use of the weighted average, rather than the actual, number of shares outstanding.

For each of the periods presented above, the calculation of outstanding common shares on a diluted basis excluded an insignificant amount of options and securities that were antidilutive.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
NOTE 9: INCOME TAXES

The significant components of income tax provision (benefit) by taxing jurisdiction were as follows:

	PG&E Corporation			Utility
	Year Ended December 31,
(in millions)	2012	2011	2010	2012	2011	2010
Current:
Federal	$(74)	$(77)	$(12)	$(52)	$(83)	$(54)
State	33	152	130	41	161	134
Deferred:
Federal	374	504	525	404	534	589
State	(92)	(135)	(91)	(91)	(128)	(90)
Tax credits	(4)	(4)	(5)	(4)	(4)	(5)
Income tax provision	$237	$440	$547	$298	$480	$574

The following table describes net deferred income tax liabilities:

	PG&E Corporation		Utility
	Year Ended December 31,
(in millions)	2012	2011	2012	2011
Deferred income tax assets:
Customer advances for construction	$101	$108	$101	$108
Reserve for damages	175	243	175	243
Environmental reserve	97	157	97	157
Compensation	229	310	179	258
Net operating loss carry forward	938	728	736	567
Other	264	217	255	180
Total deferred income tax assets	$1,804	$1,763	$1,543	$1,513
Deferred income tax liabilities:
Regulatory balancing accounts	$256	$643	$256	$643
Property related basis differences	7,449	6,544	7,447	6,536
Income tax regulatory asset	663	588	663	588
Other	173	192	99	105
Total deferred income tax liabilities	$8,541	$7,967	$8,465	$7,872
Total net deferred income tax liabilities	$6,737	$6,204	$6,922	$6,359
Classification of net deferred income tax liabilities:
Included in current liabilities (assets)	$(11)	$196	$(17)	$199
Included in noncurrent liabilities	6,748	6,008	6,939	6,160
Total net deferred income tax liabilities	$6,737	$6,204	$6,922	$6,359

The following table reconciles income tax expense at the federal statutory rate to the income tax provision:

	PG&E Corporation			Utility
	Year Ended December 31,
	2012	2011	2010	2012	2011	2010
Federal statutory income tax rate	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
Increase (decrease) in income
tax rate resulting from:
State income tax (net of
federal benefit)	(3.9)	1.1	0.7	(3.0)	1.6	1.0
Effect of regulatory treatment
of fixed asset differences	(4.1)	(4.4)	(3.1)	(3.9)	(4.2)	(3.0)
Tax credits	(0.6)	(0.5)	(0.4)	(0.6)	(0.5)	(0.4)
Benefit of loss carryback	(0.7)	(1.9)	-	(0.4)	(2.1)	-
Non deductible penalties	0.6	6.5	0.2	0.5	6.3	0.2
Other, net	(3.8)	(1.5)	0.8	(0.8)	0.1	1.1
Effective tax rate	22.5%	34.3%	33.2%	26.8%	36.2%	33.9%

Unrecognized tax benefits

The following table reconciles the changes in unrecognized tax benefits:

	PG&E Corporation			Utility
	2012	2011	2010	2012	2011	2010
(in millions)
Balance at beginning of year	$506	$714	$673	$503	$712	$652
Additions for tax position taken
during a prior year	32	2	27	26	2	27
Reductions for tax position
taken during a prior year	(13)	(198)	(20)	(10)	(196)	-
Additions for tax position
taken during the current year	67	3	89	67	-	87
Settlements	(11)	(15)	(55)	(11)	(15)	(54)
Balance at end of year	$581	$506	$714	$575	$503	$712

The component of unrecognized tax benefits that, if recognized, would affect the effective tax rate at December 31, 2012 for PG&E Corporation and the Utility was $18 million, with the remaining balance representing the potential deferral of taxes to later years.

PG&E Corporation and the Utility recognize accrued interest related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Income.  Interest income and interest expense for the years ended December 31, 2012, December 31, 2011, and December 31, 2010 were immaterial.

As of December 31, 2012 and December 31, 2011, PG&E Corporation and the Utility had receivables for accrued interest income.  The amounts of these receivables were immaterial.

The Internal Revenue Service (“IRS”) is working with the utility industry to finalize guidance on what is a repair deduction for tax purposes for the natural gas transmission, natural gas distribution, and electric generation businesses.  PG&E Corporation and the Utility expect the IRS to release this guidance in the first half of 2013.  PG&E Corporation and the Utility expect the unrecognized tax benefits may change significantly within the next 12 months.

The IRS is auditing a 2008 accounting method change of the Utility to accelerate the amount of deductible repairs.  The audit is expected to be completed in 2013.  The resolution of the audit could result in a significant change in unrecognized tax benefit.  However, PG&E Corporation and the Utility cannot estimate the change of unrecognized tax benefits related to the items discussed above.

Tax settlements and years that remain subject to examination

In 2008, PG&E Corporation began participating in the Compliance Assurance Process (“CAP”), a real-time IRS audit intended to expedite resolution of tax matters.  The CAP audit culminates with a letter from the IRS indicating its acceptance of the return.  The IRS partially accepted the 2008 return, withholding two matters for further review.  In December 2010, the IRS accepted the 2009 tax return without change.  In September 2011, the IRS partially accepted the 2010 return, withholding two matters for further review.  In September 2012, the IRS partially accepted the 2011 return, withholding several matters for future review.

The most significant of the matters withheld for further review in each of these years relates to a tax accounting method change of the Utility related to repairs.  The IRS has not completed its review of these claims.

Loss carry forwards

As of December 31, 2012, PG&E Corporation had approximately $2.1 billion of federal net operating loss carry forwards and $12 million of tax credit carry forwards, which will expire between 2029 and 2032.  In addition, PG&E Corporation had approximately $128 million of loss carry forwards related to charitable contributions, which will expire between 2013 and 2017.  PG&E Corporation believes it is more likely than not the tax benefits associated with the federal operating loss, charitable contributions, and tax credits can be realized within the carry forward periods, therefore no valuation allowance was recognized as of December 31, 2012.  As of December 31, 2012, PG&E Corporation had approximately $19 million of federal net operating loss carry forwards related to the tax benefit on employee stock plans that would be recorded in additional paid-in capital when used.

Derivatives And Hedging Activities	12 Months Ended
Dec. 31, 2012
Derivatives And Hedging Activities

NOTE 10: DERIVATIVES

Use of Derivative Instruments

The Utility uses both derivative and non-derivative contracts in managing its customers' exposure to commodity-related price risk, including:
  forward contracts that commit the Utility to purchase a commodity in the future;
  swap agreements and futures contracts that require payments to or from counterparties based upon the difference between two prices for a predetermined contractual quantity; and
  option contracts that provide the Utility with the right to buy a commodity at a predetermined price and option contracts that require payments from counterparties if market prices exceed a predetermined price.

These instruments are not held for speculative purposes and are subject to certain regulatory requirements.  Customer rates are designed to recover the Utility's reasonable costs of providing services, including the costs related to price risk management activities.

Price risk management activities that meet the definition of derivatives are recorded at fair value on the Consolidated Balance Sheets.  As long as the current ratemaking mechanism discussed above remains in place and the Utility's price risk management activities are carried out in accordance with CPUC directives, the Utility expects to recover fully, in rates, all costs related to derivatives.  Therefore, all unrealized gains and losses associated with the change in fair value of these derivatives are deferred and recorded within the Utility's regulatory assets and liabilities on the Consolidated Balance Sheets.  (See Note 3 above.)  Net realized gains or losses on commodity derivatives are recorded in the cost of electricity or the cost of natural gas with corresponding increases or decreases to regulatory balancing accounts for recovery from or refund to customers.

The Utility elects the normal purchase and sale exception for eligible derivatives.  Derivatives that require physical delivery in quantities that are expected to be used by the Utility over a reasonable period in the normal course of business, and do not contain pricing provisions unrelated to the commodity delivered are eligible for the normal purchase and sale exception.  The fair value of derivatives that are eligible for the normal purchase and sales exception are not reflected in the Consolidated Balance Sheets.

Electricity Procurement

The Utility enters into third-party power purchase agreements for electricity to meet customer needs.  The Utility's third-party power purchase agreements are generally accounted for as leases, but certain third-party power purchase agreements are considered derivatives.  The Utility elects the normal purchase and sale exception for eligible derivatives.

A portion of the Utility's third-party power purchase agreements contain market-based pricing terms.  In order to reduce volatility in customer rates, the Utility may enter into financial swap and/or financial option contracts to effectively fix and/or cap  the price of future purchases and reduce cash flow variability associated with fluctuating electricity prices.  These financial contracts are considered derivatives.

Electric Transmission Congestion Revenue Rights

The California electric transmission grid, controlled by the California Independent System Operator (“CAISO”), is subject to transmission constraints when there is insufficient transmission capacity to supply the market.  The CAISO imposes congestion charges on market participants to manage transmission congestion.  The revenue generated from congestion charges is allocated to holders of congestion revenue rights (“CRRs”).  CRRs allow market participants to hedge the financial risk of CAISO-imposed congestion charges in the day-ahead market.  The CAISO releases CRRs through an annual and monthly process, each of which includes an allocation phase (in which load-serving entities, such as the Utility, are allocated CRRs at no cost based on the customer demand or “load” they serve) and an auction phase (in which CRRs are priced at market and available to all market participants).  The Utility participates in the allocation and auction phases of the annual and monthly CRR processes.  CRRs are considered derivatives.

Natural Gas Procurement (Electric Fuels Portfolio)

The Utility's electric procurement portfolio is exposed to natural gas price risk primarily through physical natural gas commodity purchases to fuel natural gas generating facilities, and electricity procurement contracts indexed to natural gas prices.  To reduce the volatility in customer rates, the Utility may enter into financial swap contracts or financial option contracts, or both.  The Utility also enters into fixed-price forward contracts for natural gas to reduce future cash flow variability from fluctuating natural gas prices.  These instruments are considered derivatives.

Natural Gas Procurement (Core Gas Supply Portfolio)

The Utility enters into physical natural gas commodity contracts to fulfill the needs of its residential and smaller commercial customers known as “core” customers.  The Utility does not procure natural gas for industrial and large commercial, or “non-core,” customers.  Changes in temperature cause natural gas demand to vary daily, monthly, and seasonally.  Consequently, varying volumes of natural gas may be purchased or sold in the multi-month, monthly, and to a lesser extent, daily spot market to balance such seasonal supply and demand.  The Utility purchases financial instruments, such as swaps and options, as part of its core winter hedging program in order to manage customer exposure to high natural gas prices during peak winter months.  These financial instruments are considered derivatives.

Volume of Derivative Activity

At December 31, 2012, the volumes of PG&E Corporation's and the Utility's outstanding derivatives were as follows:

		Contract Volume (1)
			1 Year or	3 Years or
			Greater but	Greater but
		Less Than 1	Less Than 3	Less Than 5	5 Years or
Underlying Product	Instruments	Year	Years	Years	Greater (2)
Natural Gas (3)	Forwards and
(MMBtus (4))	Swaps	329,466,510	98,628,398	5,490,000	-
	Options	221,587,431	216,279,767	10,050,000	-
Electricity	Forwards and
(Megawatt-hours)	Swaps	2,537,023	3,541,046	2,009,505	2,538,718
	Options	-	239,015	239,233	119,508
	Congestion
	Revenue Rights	74,198,690	74,187,803	74,240,147	25,699,804
(1) Amounts shown reflect the total gross derivative volumes by commodity type that are expected to settle in each period.
(2) Derivatives in this category expire between 2018 and 2023.
(3) Amounts shown are for the combined positions of the electric fuels and core gas portfolios.
(4) Million British Thermal Units.

At December 31, 2011, the volumes of PG&E Corporation's and the Utility's outstanding derivatives were as follows:
		Contract Volume (1)
			1 Year or	3 Years or
			Greater but	Greater but
		Less Than 1	Less Than 3	Less Than 5	5 Years or
Underlying Product	Instruments	Year	Years	Years	Greater (2)
Natural Gas (3)	Forwards and
(MMBtus (4))	Swaps	500,375,394	212,088,902	6,080,000	-
	Options	257,766,990	336,543,013	-	-
Electricity	Forwards and
(Megawatt-hours)	Swaps	4,718,568	5,206,512	2,142,024	3,754,872
	Options	1,248,000	132,048	264,348	264,096
	Congestion
	Revenue Rights	84,247,502	72,882,246	72,949,250	61,673,535
(1) Amounts shown reflect the total gross derivative volumes by commodity type that are expected to settle in each period.
(2) Derivatives in this category expire between 2017 and 2022.
(3) Amounts shown are for the combined positions of the electric fuels and core gas portfolios.
(4) Million British Thermal Units.

Presentation of Derivative Instruments in the Financial Statements

In PG&E Corporation's and the Utility's Consolidated Balance Sheets, derivatives are presented on a net basis by counterparty where the right and the intention to offset exists under a master netting agreement.  The net balances include outstanding cash collateral associated with derivative positions.

At December 31, 2012, PG&E Corporation's and the Utility's outstanding derivative balances were as follows:

	Commodity Risk
	Gross Derivative			Total Derivative
(in millions)	Balance	Netting	Cash Collateral	Balance
Current assets - other	$48	$(25)	$36	$59
Other noncurrent assets - other	99	(11)	-	88
Current liabilities - other	(255)	25	115	(115)
Noncurrent liabilities - other	(221)	11	14	(196)
Total commodity risk	$(329)	$-	$165	$(164)

At December 31, 2011, PG&E Corporation's and the Utility's outstanding derivative balances were as follows:

	Commodity Risk
	Gross Derivative			Total Derivative
(in millions)	Balance	Netting	Cash Collateral	Balance
Current assets - other	$54	$(39)	$103	$118
Other noncurrent assets - other	113	(59)	-	54
Current liabilities - other	(489)	39	274	(176)
Noncurrent liabilities - other	(398)	59	101	(238)
Total commodity risk	$(720)	$-	$478	$(242)

Gains and losses recorded on PG&E Corporation's and the Utility's derivatives were as follows:

	Commodity Risk
	For the year ended December 31,
(in millions)	2012	2011	2010
Unrealized gain/(loss) - regulatory assets and liabilities (1)	$391	$21	$(260)
Realized loss - cost of electricity (2)	(486)	(558)	(573)
Realized loss - cost of natural gas (2)	(38)	(106)	(79)
Total commodity risk	$(133)	$(643)	$(912)

(1) Unrealized gains and losses on commodity risk-related derivative instruments are recorded to regulatory assets or liabilities, rather than being recorded to the  Consolidated Statements of Income.  These amounts exclude the impact of cash collateral postings.
(2) These amounts are fully passed through to customers in rates.  Accordingly, net income was not impacted by realized amounts on these instruments.

Cash inflows and outflows associated with derivatives are included in operating cash flows on PG&E Corporation's and the Utility's Consolidated Statements of Cash Flows.

The majority of the Utility's derivatives contain collateral posting provisions tied to the Utility's credit rating from each of the major credit rating agencies.  At December 31, 2012, the Utility's credit rating was investment grade.  If the Utility's credit rating were to fall below investment grade, the Utility would be required to post additional cash immediately to fully collateralize some of its net liability derivative positions.

The additional cash collateral that the Utility would be required to post if the credit risk-related contingency features were triggered was as follows:

	Balance at December 31,
(in millions)	2012	2011
Derivatives in a liability position with credit risk-related
contingencies that are not fully collateralized	$(266)	$(611)
Related derivatives in an asset position	59	86
Collateral posting in the normal course of business related to
these derivatives	103	250
Net position of derivative contracts/additional collateral
posting requirements (1)	$(104)	$(275)
(1) This calculation excludes the impact of closed but unpaid positions, as their settlement is not impacted by any of the Utility's credit risk-related contingencies.

Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Measurements

NOTE 11: FAIR VALUE MEASUREMENTS

PG&E Corporation and the Utility measure their cash equivalents, trust assets, and price risk management instruments at fair value.  Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability.  A three-tier fair value hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value:
  Level 1 - Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
  Level 2 - Other inputs that are directly or indirectly observable in the marketplace.
  Level 3 - Unobservable inputs which are supported by little or no market activities.

The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

Assets and liabilities measured at fair value on a recurring basis for PG&E Corporation and the Utility are summarized below (assets held in rabbi trusts are held by PG&E Corporation and not the Utility):

	Fair Value Measurements
	At December 31, 2012
(in millions)	Level 1	Level 2	Level 3	Netting (1)	Total
Assets:
Money market investments	$209	$-	$-	$-	$209
Nuclear decommissioning trusts
Money market investments	21	-	-	-	21
U.S. equity securities	940	9	-	-	949
Non-U.S. equity securities	379	-	-	-	379
U.S. government and agency securities	681	139	-	-	820
Municipal securities	-	59	-	-	59
Other fixed-income securities	-	173	-	-	173
Total nuclear decommissioning trusts (2)	2,021	380	-	-	2,401
Price risk management instruments
(Note 10)
Electricity	1	60	80	6	147
Gas	-	5	1	(6)	-
Total price risk management instruments	1	65	81	-	147
Rabbi trusts
Fixed-income securities	-	30	-	-	30
Life insurance contracts	-	72	-	-	72
Total rabbi trusts	-	102	-	-	102
Long-term disability trust
Money market investments	10	-	-	-	10
U.S. equity securities	-	14	-	-	14
Non-U.S. equity securities	-	11	-	-	11
Fixed-income securities	-	136	-	-	136
Total long-term disability trust	10	161	-	-	171
Total assets	$2,241	$708	$81	$-	$3,030
Liabilities:
Price risk management instruments
(Note 10)
Electricity	$155	$144	$160	$(156)	$303
Gas	8	9	-	(9)	8
Total liabilities	$163	$153	$160	$(165)	$311
(1) Includes the effect of the contractual ability to settle contracts under master netting agreements and margin cash collateral.
(2) Excludes $240 million at December 31, 2012 primarily related to deferred taxes on appreciation of investment value.

	Fair Value Measurements
	At December 31, 2011
(in millions)	Level 1	Level 2	Level 3	Netting (1)	Total
Assets:
Money market investments	$206	$-	$-	$-	$206
Nuclear decommissioning trusts
Money market investments	24	-	-	-	24
U.S. equity securities	841	8	-	-	849
Non-U.S. equity securities	323	-	-	-	323
U.S. government and agency securities	720	156	-	-	876
Municipal securities	-	58	-	-	58
Other fixed-income securities	-	99	-	-	99
Total nuclear decommissioning trusts (2)	1,908	321	-	-	2,229
Price risk management instruments
(Note 10)
Electricity	-	92	69	8	169
Gas	-	6	-	(3)	3
Total price risk management instruments	-	98	69	5	172
Rabbi trusts
Fixed-income securities	-	25	-	-	25
Life insurance contracts	-	67	-	-	67
Total rabbi trusts	-	92	-	-	92
Long-term disability trust
Money market investments	13	-	-	-	13
U.S. equity securities	-	15	-	-	15
Non-U.S. equity securities	-	9	-	-	9
Fixed-income securities	-	145	-	-	145
Total long-term disability trust	13	169	-	-	182
Total assets	$2,127	$680	$69	$5	$2,881
Liabilities:
Price risk management instruments
(Note 10)
Electricity	$411	$289	$143	$(441)	$402
Gas	31	13	-	(32)	12
Total liabilities	$442	$302	$143	$(473)	$414

(1) Includes the effect of the contractual ability to settle contracts under master netting agreements and margin cash collateral.
(2) Excludes $188 million at December 31, 2011 primarily related to deferred taxes on appreciation of investment value

.

Valuation Techniques

The following describes the valuation techniques used to measure the fair value of the assets and liabilities shown in the table above:

Money Market Investments

PG&E Corporation and the Utility invest in money market funds that seek to maintain a stable net asset value.  These funds invest in high quality, short-term, diversified money market instruments, such as U.S. Treasury bills, U.S. agency securities, certificates of deposit, and commercial paper with a maximum weighted average maturity of 60 days or less.  PG&E Corporation's and the Utility's investments in these money market funds are valued using unadjusted prices for identical assets in an active market and are thus classified as Level 1.  Money market funds are recorded as cash and cash equivalents in PG&E Corporation's and the Utility's Consolidated Balance Sheets.

Trust Assets

The assets held by the nuclear decommissioning trusts, the rabbi trusts related to the non-qualified deferred compensation plans, and the long-term disability trust are composed primarily of equity securities, debt securities, and life insurance policies.  In general, investments held in the trusts are exposed to various risks, such as interest rate, credit, and market volatility risks.

Equity securities primarily include investments in common stock, which are valued based on unadjusted prices for identical securities in active markets and are classified as Level 1.  Equity securities also include commingled funds composed of equity securities traded publicly on exchanges across multiple industry sectors in the U.S. and other regions of the world, which are classified as Level 2.  Price quotes for the assets held by these funds are readily observable and available.

Debt securities are primarily composed of U.S. government and agency securities, municipal securities, and other fixed-income securities, including corporate debt securities.  U.S. government and agency securities primarily consist of U.S. Treasury securities that are classified as Level 1 because the fair value is determined by observable market prices in active markets.  A market approach is generally used to estimate the fair value of debt securities classified as Level 2.  Under a market approach, fair values are determined based on evaluated pricing data, such as broker quotes, for similar securities adjusted for observable differences.  Significant inputs used in the valuation model generally include benchmark yield curves and issuer spreads.  The external credit ratings, coupon rate, and maturity of each security are considered in the valuation model, as applicable.

Price Risk Management Instruments

Price risk management instruments include physical and financial derivative contracts, such as power purchase agreements, forwards, swaps, options, and CRRs that are traded either on an exchange or over-the-counter.  (See Note 10 above.)

Power purchase agreements, forwards, and swaps are valued using a discounted cash flow model.  Exchange-traded forwards and swaps that are valued using observable market forward prices for the underlying commodity are classified as Level 1.  Over-the-counter forwards and swaps that are identical to exchange-traded forwards and swaps or are valued using forward prices from broker quotes that are corroborated with market data are classified as Level 2.  Long-dated power purchase agreements that are valued using significant unobservable data are classified as Level 3.  These Level 3 contracts are valued using either estimated basis adjustments from liquid trading points or techniques, including extrapolation from observable prices, when a contract term extends beyond a period for which market data is available.

Exchange-traded options are valued using observable market data and market-corroborated data and are classified as Level 2.  Over-the-counter options are classified as Level 3 and are valued using a standard option pricing model, which includes forward prices for the underlying commodity, time value at a risk-free rate, and volatility.  For periods where market data is not available, the Utility extrapolates observable data using internal models.

The Utility holds CRRs to hedge the financial risk of CAISO-imposed congestion charges in the day-ahead market.  CRRs are valued based on prices observed in the CAISO auction, which are discounted at the risk-free rate.  Limited market data is available in the CAISO auction and between auction dates; therefore, the Utility uses models to forecast CRR prices for those periods not covered in the auctions.  CRRs are classified as Level 3.

Transfers between Levels

PG&E Corporation and the Utility recognize any transfers between levels in the fair value hierarchy as of the end of the reporting period. For the year ended December 31, 2012, there were no significant transfer between levels.

At December 31, 2011, the valuation of price risk management over-the-counter forwards and swaps and exchange-traded options incorporated market observable and market corroborated inputs, where certain previously-considered unobservable inputs became observable.  Therefore, the Utility transferred these instruments out of Level 3 and into Level 2.  There were no significant transfers between Levels 1 and 2 in the year ended December 31, 2011.

Level 3 Measurements and Sensitivity Analysis

The Utility's Market and Credit Risk Management department is responsible for determining the fair value of the Utility's price risk management derivatives.  Market and Credit Risk Management reports to the Chief Risk Officer of the Utility.  Market and Credit Risk Management utilizes models to derive pricing inputs for the valuation of the Utility's Level 3 instruments.  These models use pricing inputs from brokers and historical data.  The Market and Credit Risk Management department and the Controller's organization collaborate to determine the appropriate fair value methodologies and classification for each derivative.  Inputs used and fair value of Level 3 instruments are reviewed period-over-period and compared with market conditions to determine reasonableness.  Valuation models and techniques are reviewed periodically.

CRRs and power purchase agreements are valued using historical prices or significant unobservable inputs derived from internally developed models.  Historical prices include CRR auction prices.  Unobservable inputs include forward electricity prices.  Significant increases or decreases in any of those inputs would result in a significantly higher or lower fair value, respectively.  All reasonable costs related to Level 3 instruments are expected to be recoverable through customer rates; therefore, there is no impact to net income resulting from changes in the fair value of these instruments.  (See Note 10 above.)

	Fair Value at
(in millions)	December 31, 2012
Fair Value Measurement	Assets	Liabilities	Valuation Technique	Unobservable Input	Range (1)
Congestion revenue rights	$80	$16	Market approach	CRR auction prices	$(9.04) - 55.15
Power purchase agreements	$-	$145	Discounted cash flow	Forward prices	$8.59 - 62.90
(1)Represents price per megawatt-hour

Level 3 Reconciliation

The following table presents the reconciliation for Level 3 price risk management instruments for the years ended December 31, 2012 and 2011, respectively:

	Price Risk Management Instruments
(in millions)	2012	2011
Liability balance as of January 1	$(74)	$(399)
Realized and unrealized gains (losses):
Included in regulatory assets and liabilities or balancing accounts (1)	(5)	122
Transfers out of Level 3	-	203
Liability balance as of December 31	$(79)	$(74)
(1)Price risk management activities are recoverable through customer rates, therefore, balancing account revenue is recorded for amounts settled and   purchased and there is no impact to net income. Unrealized gains and losses are deferred in regulatory liabilities and assets.

Financial Instruments

PG&E Corporation and the Utility use the following methods and assumptions in estimating fair value for financial instruments:
  The fair values of cash, restricted cash, net accounts receivable, short-term borrowings, accounts payable, customer deposits, and the Utility's variable rate pollution control bond loan agreements approximate their carrying values at December 31, 2012 and 2011, as they are short-term in nature or have interest rates that reset daily.
  The fair values of the Utility's fixed-rate senior notes and fixed-rate pollution control bond loan agreements and PG&E Corporation's fixed-rate senior notes were based on quoted market prices at December 31, 2012 and 2011.  The fair value of the ERBs issued by PERF was also based on quoted market prices at December 31, 2011.

The carrying amount and fair value of PG&E Corporation's and the Utility's debt instruments were as follows (the table below excludes financial instruments with carrying values that approximate their fair values):

	At December 31,
	2012		2011
(in millions)	Carrying Amount	Level 2 Fair Value	Carrying Amount	Level 2 Fair Value
Debt (Note 4)
PG&E Corporation	$349	$371	$349	$380
Utility	11,645	13,946	10,545	12,543
Energy recovery bonds (Note 5)	-	-	423	433

Nuclear Decommissioning Trust Investments

The following table provides a summary of available-for-sale investments held in the Utility's nuclear decommissioning trusts:
		Total	Total
	Amortized	Unrealized	Unrealized	Total Fair
(in millions)	Cost	Gains	Losses	Value (1)
As of December, 2012
Money market investments	$21	$-	$-	$21
Equity securities
U.S.	331	618	-	949
Non-U.S.	199	181	(1)	379
Debt securities
U.S. government and agency
securities	723	97	-	820
Municipal securities	56	4	(1)	59
Other fixed-income securities	168	5	-	173
Total	$1,498	$905	$(2)	$2,401
As of December 31, 2011
Money market investments	$24	$-	$-	$24
Equity securities
U.S.	334	518	(3)	849
Non-U.S.	194	131	(2)	323
Debt securities
U.S. government and agency securities	774	102	-	876
Municipal securities	56	2	-	58
Other fixed-income securities	96	3	-	99
Total	$1,478	$756	$(5)	$2,229
(1) Excludes $240 million and $188 million at December 31, 2012 and December 31, 2011, respectively, primarily related to deferred taxes on appreciation of investment value.

The fair value of debt securities by contractual maturity is as follows:

(in millions)	As of December 31, 2012
Less than 1 year	$5
1-5 years	456
5-10 years	218
More than 10 years	373
Total maturities of debt securities	$1,052

The following table provides a summary of activity for the debt and equity securities:

	2012	2011	2010
(in millions)
Proceeds from sales and maturities of nuclear decommissioning trust
investments	$1,133	$1,928	$1,405
Gross realized gains on sales of securities held as available-for-sale	19	43	42
Gross realized losses on sales of securities held as available-for-sale	(17)	(30)	(11)

Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Employee Benefit Plans

NOTE 12: EMPLOYEE BENEFIT PLANS

PG&E Corporation and the Utility provide a non-contributory defined benefit pension plan for eligible employees, as well as contributory postretirement medical plans for retirees and their eligible dependents, and non-contributory postretirement life insurance plans for eligible employees and retirees.  The trusts underlying certain of these plans are qualified trusts under the Internal Revenue Code of 1986, as amended (“Code”).  If certain conditions are met, PG&E Corporation and the Utility can deduct payments made to the qualified trusts, subject to certain Code limitations.  PG&E Corporation and the Utility use a December 31 measurement date for all plans.

PG&E Corporation's and the Utility's funding policy is to contribute tax-deductible amounts, consistent with applicable regulatory decisions and federal minimum funding requirements.  Based upon current assumptions and available information, the Utility's minimum funding requirements related to its pension plans was zero.

Change in Plan Assets, Benefit Obligations, and Funded Status

The following tables show the reconciliation of changes in plan assets, benefit obligations, and the plans' aggregate funded status for pension benefits and other benefits for PG&E Corporation during 2012 and 2011:

Pension Benefits

(in millions)	2012	2011
Change in plan assets:
Fair value of plan assets at January 1	$10,993	$10,250
Actual return on plan assets	1,488	1,016
Company contributions	282	230
Benefits and expenses paid	(622)	(503)
Fair value of plan assets at December 31	$12,141	$10,993

Change in benefit obligation:
Projected benefit obligation at January 1	$14,000	$12,071
Service cost for benefits earned	396	320
Interest cost	658	660
Actuarial loss	1,099	1,450
Plan amendments	9	-
Transitional costs	1	2
Benefits and expenses paid	(622)	(503)
Projected benefit obligation at December 31 (1)	$15,541	$14,000

Funded status:
Current liability	$(6)	$(5)
Noncurrent liability	(3,394)	(3,002)
Accrued benefit cost at December 31	$(3,400)	$(3,007)
(1) PG&E Corporation's accumulated benefit obligation was $13,778 million and $12,285 million at December 31, 2012 and 2011, respectively

.

Other Benefits

(in millions)	2012	2011
Change in plan assets:
Fair value of plan assets at January 1	$1,491	$1,337
Actual return on plan assets	191	95
Company contributions	149	137
Plan participant contribution	55	52
Benefits and expenses paid	(128)	(130)
Fair value of plan assets at December 31	$1,758	$1,491

Change in benefit obligation:
Benefit obligation at January 1	$1,885	$1,755
Service cost for benefits earned	49	42
Interest cost	83	91
Actuarial loss	(23)	63
Plan amendments	5	-
Benefits paid	(119)	(130)
Federal subsidy on benefits paid	5	12
Plan participant contributions	55	52
Benefit obligation at December 31	$1,940	$1,885

Funded status:
Noncurrent liability	$(181)	$(394)
Accrued benefit cost at December 31	$(181)	$(394)

There was no material difference between PG&E Corporation and the Utility for the information disclosed above.

During 2012, the Utility's defined benefit pension plan was amended to include a new cash balance benefit formula.  Eligible employees hired after December 31, 2012 will participate in the cash balance benefit.  Eligible employees hired before January 1, 2013 will have a one-time opportunity to elect to participate in the cash balance benefit going forward, beginning on January 1, 2014 or to continue participating in the existing defined benefit plan.  As long as pension benefit costs continue to be recoverable through customer rates, PG&E Corporation and the Utility anticipate that this amendment will have no impact on net income.

Components of Net Periodic Benefit Cost

Net periodic benefit cost as reflected in PG&E Corporation's Consolidated Statements of Income for 2012, 2011, and 2010 was as follows:

Pension Benefits

(in millions)	2012	2011	2010
Service cost for benefits earned	$396	$320	$279
Interest cost	658	660	645
Expected return on plan assets	(598)	(669)	(624)
Amortization of prior service cost	20	34	53
Amortization of unrecognized loss	123	50	44
Net periodic benefit cost	599	395	397
Less: transfer to regulatory account (1)	(301)	(139)	(233)
Total	$298	$256	$164
(1) The Utility recorded $301 million, $139 million, and $233 million for the years ended December 31, 2012, 2011, and 2010, respectively, to a regulatory account as the amounts are probable of recovery from customers in future rates

Other Benefits

(in millions)	2012	2011	2010
Service cost for benefits earned	$49	$42	$36
Interest cost	83	91	88
Expected return on plan assets	(77)	(82)	(74)
Amortization of transition obligation	24	26	26
Amortization of prior service cost	25	27	25
Amortization of unrecognized loss (gain)	6	4	3
Net periodic benefit cost	$110	$108	$104

There was no material difference between PG&E Corporation and the Utility for the information disclosed above.

Components of Accumulated Other Comprehensive Income

PG&E Corporation and the Utility record the net periodic benefit cost for pension benefits and other benefits as a component of accumulated other comprehensive income, net of tax.  Net periodic benefit cost is composed of unrecognized prior service costs, unrecognized gains and losses, and unrecognized net transition obligations as components of accumulated other comprehensive income, net of tax.

Regulatory adjustments are recorded in the Consolidated Statements of Income and Consolidated Balance Sheets to reflect the difference between pension expense or income calculated in accordance with GAAP for accounting purposes and pension expense or income for ratemaking, which is based on a funding approach.  A regulatory adjustment is also recorded for the amounts that would otherwise be charged to accumulated other comprehensive income for the pension benefits related to the Utility's defined benefit pension plan.  The Utility would record a regulatory liability for a portion of the credit balance in accumulated other comprehensive income, should the other benefits be in an overfunded position.  However, this recovery mechanism does not allow the Utility to record a regulatory asset for an underfunded position related to other benefits.  Therefore, the charge remains in accumulated other comprehensive income (loss) for other benefits.

The estimated amounts that will be amortized into net periodic benefit costs for PG&E Corporation in 2013 are as follows:

Pension Benefit
(in millions)
Unrecognized prior service cost	$20
Unrecognized net loss	110
Total	$130
Other Benefits (in millions)
Unrecognized prior service cost	$24
Unrecognized net loss	6
Total	$30

There were no material differences between the estimated amounts that will be amortized into net periodic benefit costs for PG&E Corporation and the Utility.

Valuation Assumptions

The following actuarial assumptions were used in determining the projected benefit obligations and the net periodic benefit costs.  The following weighted average year-end assumptions were used in determining the plans' projected benefit obligations and net benefit cost.

	Pension Benefits			Other Benefits
	December 31,			December 31,
	2012	2011	2010	2012	2011	2010
Discount rate	3.98%	4.66%	5.42%	3.75 - 4.08%	4.41 - 4.77%	5.11 - 5.56%
Average rate of future
compensation increases	4.00%	5.00%	5.00%	-	-	-
Expected return on plan assets	5.40%	5.50%	6.60%	2.90 - 6.10%	4.40 - 5.50%	5.20 - 6.60%

The assumed health care cost trend rate as of December 31, 2012 was 7.5%, decreasing gradually to an ultimate trend rate in 2018 and beyond of approximately 5%.  A one-percentage-point change in assumed health care cost trend rate would have the following effects:

	One-	One-
	Percentage-	Percentage-
	Point	Point
(in millions)	Increase	Decrease
Effect on postretirement benefit obligation	$108	$(111)
Effect on service and interest cost	8	(8)

Expected rates of return on plan assets were developed by determining projected stock and bond returns and then applying these returns to the target asset allocations of the employee benefit plan trusts, resulting in a weighted average rate of return on plan assets.  Returns on fixed-income debt investments were projected based on real maturity and credit spreads added to a long-term inflation rate.  Returns on equity investments were estimated based on estimates of dividend yield and real earnings growth added to a long-term inflation rate.  For the pension plan, the assumed return of 5.4% compares to a ten-year actual return of 10.2%.  The rate used to discount pension benefits and other benefits was based on a yield curve developed from market data of over approximately 648 Aa-grade non-callable bonds at December 31, 2012.  This yield curve has discount rates that vary based on the duration of the obligations.  The estimated future cash flows for the pension benefits and other benefit obligations were matched to the corresponding rates on the yield curve to derive a weighted average discount rate.

The difference between actual and expected return on plan assets is included in unrecognized gain (loss), and is considered in the determination of future net periodic benefit income (cost).  The actual return on plan assets in 2011 exceeded expectations due to a higher than expected return on fixed-income debt investments.   The actual return on plan assets in 2012 was in line with expectations.

Investment Policies and Strategies

The financial position of PG&E Corporation's and the Utility's funded employee benefit plans is driven by the relationship between plan assets and liabilities.  As noted above, the funded status is the difference between the fair value of plan assets and projected benefit obligations.  Volatility in funded status occurs when asset values change differently from liability values and can result in fluctuations in costs for financial reporting, as well as the amount of minimum contributions required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).  PG&E Corporation's and the Utility's investment policies and strategies are designed to increase the ratio of trust assets to plan liabilities at an acceptable level of funded status volatility.

Interest rate, credit, and equity risk are the key determinants of PG&E Corporation's and the Utility's funded status volatility.  In addition to affecting the trust's fixed-income portfolio market values, interest rate changes also influence liability valuations as discount rates move with current bond yields.  To manage this risk, PG&E Corporation's and the Utility's trusts hold significant allocations to fixed-income investments that include U.S. government securities, corporate securities, and other fixed-income securities.  Although they contribute to funded status volatility, equity investments are held to reduce long-term funding costs due to their higher expected return.  The equity investment allocation is implemented through portfolios that include common stock and commingled funds across multiple industry sectors.  Real assets and absolute return investments are held to diversify the trust's holdings in equity and fixed-income investments by exhibiting returns with low correlation to the direction of these markets.  Real assets include commodities futures, global real estate investment trusts (“REITS”), global listed infrastructure equities, and private real estate funds.  Absolute return investments include hedge fund portfolios.

Over the last three years, target allocations for equity investments have generally declined in favor of longer-maturity fixed-income investments and real assets as a means of dampening future funded status volatility.  In 2012, equity index futures were added to maintain existing equity exposure while adding exposure to fixed-income securities.  Historically, the equity investment allocation was implemented through diversified U.S. equity, non-U.S. equity, and global portfolios.  In 2012, the U.S. equity and non-U.S. equity allocations were eliminated and became a combined global equity allocation.

In accordance with the pension plan's investment guidelines, derivative instruments such as equity-index futures contracts are used primarily to maintain equity and fixed income portfolio exposure consistent with the investment policy and to rebalance the fixed income/equity allocation of the pension's portfolio.  Foreign currency exchange contracts are also used to hedge a portion of the currency of the global equity investments.

PG&E Corporation and the Utility apply a risk management framework for managing the risks associated with employee benefit plan trust assets.  The guiding principles of this risk management framework are the clear articulation of roles and responsibilities, appropriate delegation of authority, and proper accountability and documentation.  Trust investment policies and investment manager guidelines include provisions designed to ensure prudent diversification, manage risk through appropriate use of physical direct asset holdings and derivative securities, and identify permitted and prohibited investments.

The target asset allocation percentages for major categories of trust assets for pension and other benefit plans are as follows:

	Pension Benefits			Other Benefits
	2013	2012	2011	2013	2012	2011
Global equity securities	25%	35%	5%	28%	38%	3%
U.S. equity securities	-%	-%	26%	-%	-%	28%
Non-U.S. equity securities	-%	-%	14%	-%	-%	15%
Absolute return	5%	5%	5%	4%	4%	4%
Real assets	10%	10%	-%	8%	8%	-%
Extended fixed-income securities	3%	3%	-%	-%	-%	-%
Fixed-income securities	57%	47%	50%	60%	50%	50%
Total	100%	100%	100%	100%	100%	100%

Fair Value Measurements

The following tables present the fair value of plan assets for pension and other benefits plans by major asset category at December 31, 2012 and 2011.

	Fair Value Measurements
	At December 31,
	2012				2011
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Pension Benefits:
Money market investments	$112	$-	$-	$112	$51	$-	$-	$51
U.S. equity securities	-	-	-	-	273	2,161	-	2,434
Non-U.S. equity securities	-	-	-	-	131	1,363	-	1,494
Global equity securities	402	3,017	-	3,419	-	197	-	197
Absolute return	-	-	513	513	-	-	487	487
Real assets	525	-	285	810	522	-	65	587
Fixed-income securities:
U.S. government	1,576	139	-	1,715	1,224	172	-	1,396
Corporate	3	4,275	611	4,889	2	3,083	585	3,670
Other	-	576	-	576	1	688	-	689
Total	$2,618	$8,007	$1,409	$12,034	$2,204	$7,664	$1,137	$11,005
Other Benefits:
Money market investments	$77	$-	$-	$77	$48	$-	$-	$48
U.S. equity securities	-	-	-	-	86	222	-	308
Non-U.S. equity securities	-	-	-	-	79	108	-	187
Global equity securities	118	397	-	515	-	19	-	19
Absolute return	-	-	49	49	-	-	47	47
Real assets	68	-	28	96	31	-	6	37
Fixed-income securities:
U.S. government	148	5	-	153	151	-	-	151
Corporate	9	795	1	805	-	681	1	682
Other	-	38	-	38	1	44	-	45
Total	$420	$1,235	$78	$1,733	$396	$1,074	$54	$1,524
Total plan assets at fair value				$13,767				$12,529

In addition to the total plan assets disclosed at fair value in the table above, the trusts had other net assets of $132 million and other net liabilities of $45 million at December 31, 2012 and 2011, respectively.  These net assets and net liabilities were comprised primarily of cash, accounts receivable, accounts payable, and deferred taxes.

                                          Valuation Techniques

The following describes the valuation techniques used to measure the fair value of the assets and liabilities shown in the table above.  All investments that are valued using a net asset value per share can be redeemed quarterly with a notice not to exceed 90 days.

Money Market Investments

Money market investments consist primarily of commingled funds of U.S. government short-term securities that are considered Level 1 assets and valued at the net asset value of $1 per unit.  The number of units held by the plan fluctuates based on the unadjusted price changes in active markets for the funds' underlying assets.
Equity Securities

The global equity categories include equity investments in common stock and equity-index futures, and commingled funds comprised of equity across multiple industries and regions of the world.  Equity investments in common stock are actively traded on public exchanges and are therefore considered Level 1 assets.  These equity investments are generally valued based on unadjusted prices in active markets for identical securities.  Equity-index futures are valued based on unadjusted prices in active markets and are Level 1 assets.  Collateral posted related to these futures consist of money market investments that are considered Level 1 assets.  Commingled funds are valued using a net asset value per share and are maintained by investment companies for large institutional investors and are not publicly traded.  Commingled funds are comprised primarily of underlying equity securities that are publicly traded on exchanges, and price quotes for the assets held by these funds are readily observable and available.  Commingled funds are categorized as Level 2 assets.

Absolute Return

The absolute return category includes portfolios of hedge funds that are valued using a net asset value per share based on a variety of proprietary and non-proprietary valuation methods, including unadjusted prices for publicly-traded securities in active markets.  Hedge funds are considered Level 3 assets.

Real Assets

The real asset category includes portfolios of commodities, commodities futures, global REITS, global listed infrastructure equities, and private real estate funds.  The commodities, commodities futures, global REITS, and global listed infrastructure equities are actively traded on a public exchange and are therefore considered Level 1 assets.  Collateral posted related to the commodities futures consist of money market investments that are considered Level 1 assets.  Private real estate funds are valued using a net asset value per share derived using appraisals, pricing models, and valuation inputs that are unobservable and are considered Level 3 assets.

Fixed-Income

The fixed-income category includes U.S. government securities, corporate securities, and other fixed-income securities.

U.S. government fixed-income primarily consists of U.S. Treasury notes and U.S. government bonds that are valued based on quoted market prices or evaluated pricing data for similar securities adjusted for observable differences.  These securities are categorized as Level 1 or Level 2 assets.

Corporate fixed-income primarily includes investment grade bonds of U.S. issuers across multiple industries that are valued based on a compilation of primarily observable information or broker quotes in non-active markets.  The fair value of corporate bonds is determined using recently executed transactions, market price quotations (where observable), bond spreads or credit default swap spreads obtained from independent external parties such as vendors and brokers adjusted for any basis difference between cash and derivative instruments.  These securities are classified as Level 2 assets.  Corporate fixed-income also includes commingled funds that are valued using a net asset value per share and are comprised of corporate debt instruments.  Commingled funds are considered Level 2 assets.  Corporate fixed income also includes insurance contracts for deferred annuities.  These investments are valued using a net asset value per share using pricing models and valuation inputs that are unobservable and are considered Level 3 assets.

Other fixed-income primarily includes pass-through and asset-backed securities.  Pass-through securities are valued based on benchmark yields created using observable market inputs and are Level 2 assets.  Asset-backed securities are primarily valued based on broker quotes and are considered Level 2 assets.  Other fixed-income also includes municipal bonds and index futures.  Collateral posted related to the index futures consist of money market investments that are considered Level 1 assets.  Municipal bonds are valued based on a compilation of primarily observable information or broker quotes in non-active markets and are considered Level 2 assets.  Futures are valued based on unadjusted prices in active markets and are Level 1 assets.

Transfers Between Levels

PG&E Corporation and the Utility recognize any transfers between levels in the fair value hierarchy as of the end of the reporting period.  As shown in the table below, transfers out of Level 3 represent assets that were previously classified as Level 3 for which the lowest significant input became observable during the period.  No significant transfers between Levels 1 and 2 occurred in the years ended December 31, 2012 and 2011.

Level 3 Reconciliation

The following table is a reconciliation of changes in the fair value of instruments for pension and other benefit plans that have been classified as Level 3 for the years ended December 31, 2012 and 2011:

	Pension Benefits
	Absolute	Corporate	Other
(in millions)	Return	Fixed-Income	Fixed-Income	Real Assets	Total
Balance as of January 1, 2011	$494	$549	$120	$-	$1,163
Actual return on plan assets:
Relating to assets still held at the reporting date	5	57	(2)	-	60
Relating to assets sold during the period	2	-	1	-	3
Purchases, issuances, sales, and settlements
Purchases	-	14	2	65	81
Settlements	(14)	(35)	(58)	-	(107)
Transfers out of Level 3	-	-	(63)	-	(63)
Balance as of December 31, 2011	$487	$585	$-	$65	$1,137
Actual return on plan assets:
Relating to assets still held at the reporting date	26	28	-	12	66
Relating to assets sold during the period	-	(1)	-	-	(1)
Purchases, issuances, sales, and settlements
Purchases	-	12	-	208	220
Settlements	-	(13)	-	-	(13)
Balance as of December 31, 2012	$513	$611	$-	$285	$1,409

	Other Benefits
	Absolute	Corporate	Other
(in millions)	Return	Fixed-Income	Fixed-Income	Real Assets	Total
Balance as of January 1, 2011	$47	$129	$10	-	$186
Actual return on plan assets:
Relating to assets still held at the reporting date	1	16	-	-	17
Relating to assets sold during the period	-	(2)	-	-	(2)
Purchases, issuances, sales, and settlements
Purchases	-	34	-	6	40
Settlements	(1)	(30)	(5)	-	(36)
Transfers out of Level 3	-	(146)	(5)	-	(151)
Balance as of December 31, 2011	$47	$1	$-	$6	$54
Actual return on plan assets:
Relating to assets still held at the reporting date	2	-	-	1	3
Relating to assets sold during the period	-	-	-	-	-
Purchases, issuances, sales, and settlements
Purchases	-	1	-	21	22
Settlements	-	(1)	-	-	(1)
Balance as of December 31, 2012	$49	$1	$-	$28	$78

      There were no transfers out of Level 3 in 2012.

Cash Flow Information

Employer Contributions

PG&E Corporation and the Utility contributed $282 million to the pension benefit plans and $149 million to the other benefit plans in 2012.  These contributions are consistent with PG&E Corporation's and the Utility's funding policy, which is to contribute amounts that are tax-deductible and consistent with applicable regulatory decisions and federal minimum funding requirements.  None of these pension or other benefits were subject to a minimum funding requirement requiring a cash contribution in 2012.  The Utility's pension benefits met all the funding requirements under ERISA.  PG&E Corporation and the Utility expect to make total contributions of approximately $327 million and $109 million to the pension plan and other postretirement benefit plans, respectively, for 2013.

Benefits Payments and Receipts

As of December 31, 2012, the estimated benefits PG&E Corporation is expected to pay and federal subsidies it is estimated to receive in each of the next five fiscal years, and in aggregate for the five fiscal years thereafter for PG&E Corporation, are as follows:

(in millions)	Pension	Other	Federal Subsidy
2013	$581	$108	$(6)
2014	618	112	(7)
2015	656	115	(7)
2016	695	119	(8)
2017	732	124	(8)
2018 - 2022	4,172	662	(42)

There were no material differences between the estimated benefits expected to be paid by PG&E Corporation and paid by the Utility for the years presented above.  There were no material differences between the estimated subsidies expected to be received by PG&E Corporation and received by the Utility for the years presented above.

Defined Contribution Benefit Plans

PG&E Corporation sponsors employee retirement savings plans, including a 401(k) defined contribution savings plan.  These plans are qualified under applicable sections of the Code and provide for tax-deferred salary deductions, after-tax employee contributions, and employer contributions.  Employer contribution expense reflected in PG&E Corporation's Consolidated Statements of Income was as follows:

(in millions)
Year ended December 31,
2012	$67
2011	65
2010	56

There were no material differences between the employer contribution expense for PG&E Corporation and the Utility for the years presented above.

Resolution Of Remaining Chapter 11 Disputed Claims	12 Months Ended
Dec. 31, 2012
Resolution Of Remaining Chapter 11 Disputed Claims

NOTE 13: RESOLUTION OF REMAINING CHAPTER 11 DISPUTED CLAIMS

Various electricity suppliers filed claims in the Utility's Chapter 11 proceeding seeking payment for energy supplied to the Utility's customers through the wholesale electricity markets operated by the CAISO and the California Power Exchange (“PX”) between May 2000 and June 2001.  These claims, which the Utility disputes, are being addressed in various FERC and judicial proceedings in which the State of California, the Utility, and other electricity purchasers are seeking refunds from electricity suppliers, including governmental entities, for overcharges incurred in the CAISO and the PX wholesale electricity markets during this period. It is uncertain when all these FERC and judicial proceedings will be finally resolved.

While the FERC and judicial proceedings are pending, the Utility has pursued, and continues to pursue, settlements with electricity suppliers.  The Utility entered into a number of settlement agreements with various electricity suppliers to resolve some of these disputed claims and to resolve the Utility's refund claims against these electricity suppliers.  These settlement agreements provide that the amounts payable by the parties are, in some instances, subject to adjustment based on the outcome of the various refund offset and interest issues being considered by the FERC.  Additional settlement discussions with other electricity suppliers are ongoing.  Any net refunds, claim offsets, or other credits that the Utility receives from electricity suppliers through resolution of the remaining disputed claims, either through settlement or through the conclusion of the various FERC and judicial proceedings, are refunded to customers through rates in future periods.

On April 10, 2012, the Utility received from the PX a letter stating the mutual intent of the CAISO and the PX to offset the Utility's remaining disputed claims with its accounts receivable from the CAISO and the PX.  Accordingly, the Utility has presented the net amount of remaining disputed claims and accounts receivable on the Consolidated Balance Sheets at December 31, 2012, reflecting its intent and right to offset these amounts.  At December 31, 2011, $494 million was included within accounts receivable - other on the Consolidated Balance Sheets.

The following table presents the changes in the remaining net disputed claims liability, which includes interest:

(in millions)
Balance at December 31, 2011	$848
Interest accrued	27
Less: supplier settlements	(33)
Balance at December 31, 2012	$842

At December 31, 2012, the remaining net disputed claims liability consisted of $157 million of remaining net disputed claims (classified on the Consolidated Balance Sheets within accounts payable - disputed claims and customer refunds) and $685 million of accrued interest (classified on the Consolidated Balance Sheets within interest payable).

At December 31, 2012 and December 31, 2011, the Utility held $291 million and $320 million, respectively, in escrow, including earned interest, for payment of the remaining net disputed claims liability.  These amounts are included within restricted cash on the Consolidated Balance Sheets.

Interest accrues on the remaining net disputed claims at the FERC-ordered rate, which is higher than the rate earned by the Utility on the escrow balance.  Although the Utility has been collecting the difference between the accrued interest and the earned interest from customers in rates, these collections are not held in escrow.  If the amount of accrued interest is greater than the amount of interest ultimately determined to be owed on the remaining net disputed claims, the Utility would refund to customers any excess interest collected.  The amount of any interest that the Utility may be required to pay will depend on the final determined amount of the remaining net disputed claims and when such interest is paid.

Related Party Agreements And Transactions	12 Months Ended
Dec. 31, 2012
Related Party Agreements And Transactions

NOTE 14: RELATED PARTY AGREEMENTS AND TRANSACTIONS

The Utility and other subsidiaries provide and receive various services to and from their parent, PG&E Corporation, and among themselves.  The Utility and PG&E Corporation exchange administrative and professional services in support of operations.  Services provided directly to PG&E Corporation by the Utility are priced at the higher of fully loaded cost (i.e., direct cost of good or service and allocation of overhead costs) or fair market value, depending on the nature of the services.  Services provided directly to the Utility by PG&E Corporation are generally priced at the lower of fully loaded cost or fair market value, depending on the nature and value of the services.  PG&E Corporation also allocates various corporate administrative and general costs to the Utility and other subsidiaries using agreed-upon allocation factors, including the number of employees, operating and maintenance expenses, total assets, and other cost allocation methodologies.  Management believes that the methods used to allocate expenses are reasonable and meet the reporting and accounting requirements of its regulatory agencies.

The Utility's significant related party transactions were as follows:

	Year Ended December 31,
(in millions)	2012	2011	2010
Utility revenues from:
Administrative services provided to PG&E Corporation	$7	$6	$7
Utility expenses from:
Administrative services received from PG&E
Corporation	$50	$49	$55
Utility employee benefit due to PG&E Corporation	51	33	27

At December 31, 2012 and 2011, the Utility had receivables of $19 million and $21 million, respectively, from PG&E Corporation included in accounts receivable - other and other noncurrent assets - other on the Utility's Consolidated Balance Sheets, and payables of $17 million and $13 million, respectively, to PG&E Corporation included in accounts payable - other on the Utility's Consolidated Balance Sheets.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies

NOTE 15: COMMITMENTS AND CONTINGENCIES

PG&E Corporation and the Utility have substantial financial commitments in connection with agreements entered into to support the Utility's operating activities.  PG&E Corporation and the Utility also have significant contingencies arising from their operations, including contingencies related to regulatory proceedings, nuclear operations, legal matters, environmental remediation, and guarantees.

Commitments

Third-Party Power Purchase Agreements

As part of the ordinary course of business, the Utility enters into various agreements to purchase power and electric capacity.  The price of purchased power may be fixed or variable.  Variable pricing is generally based on the current market price of either natural gas or electricity at the date of delivery.

The costs incurred for all power purchases were as follows:

(in millions)	2012	2011	2010
Qualifying facilities(1)	$779	$1,069	$1,164
Renewable energy contracts	815	622	573
Other power purchase agreements	661	690	657

 (1) Costs incurred include $286, $297, and $321 attributable to renewable energy contracts with qualifying facilities at December 31, 2012, 2011 and 2010, respectively.

Qualifying Facility Power Purchase Agreements - Under the Public Utility Regulatory Policies Act of 1978 (“PURPA”), electric utilities are required to purchase energy and capacity from independent power producers with generation facilities that meet the statutory definition of a qualifying facility (“QF”).  QFs include small power production facilities whose primary energy sources are co-generation facilities that produce combined heat and power and renewable generation facilities.  To implement the purchase requirements of PURPA, the CPUC required California investor-owned electric utilities to enter into long-term power purchase agreements with QFs and approved the applicable terms and conditions, prices, and eligibility requirements.  These agreements require the Utility to pay for energy and capacity.  Energy payments are based on the QF's electrical output and CPUC-approved energy prices.  Capacity payments are based on the QF's total available capacity and contractual capacity commitment.  Capacity payments may be adjusted if the QF exceeds or fails to meet performance requirements specified in the applicable power purchase agreement.

As of December 31, 2012, the Utility had agreements with 180 QFs that are in operation, which expire at various dates between 2013 and 2028.

Renewable Energy Power Purchase Agreements - The Utility has entered into various contracts to purchase renewable energy to help the Utility meet California's current renewable portfolio standard (“RPS”) requirement.  California's RPS program gradually increases the amount of renewable energy that load-serving entities, such as the Utility, must deliver to their customers from an average of at least 20% of their total retail sales in the years 2011-2013 to 33% of their total retail sales in 2021 and thereafter.  Generally these agreements include an energy payment based on the electrical output and a fixed price per Megawatt-hour.  The Utility's obligations under a significant portion of these agreements are contingent on the third party's construction of new generation facilities.  The table below includes arrangements that have been approved by the CPUC and have completed major milestones with respect to construction.  The Utility's commitments for energy payments under these renewable energy agreements are expected to grow significantly, assuming that the facilities are developed timely.

Other Power Purchase Agreements - The Utility has entered into several power purchase agreements for conventional generation resources, which include tolling agreements and resource adequacy agreements.  The Utility's obligation under a portion of these agreements is contingent on the third parties' development of new generation facilities to provide capacity and energy products to the Utility under tolling agreements.  The Utility also has agreements with various irrigation districts and water agencies to purchase hydroelectric power.

At December 31, 2012, the undiscounted future expected obligations under power purchase agreements were as follows:

		Renewable
(in millions)	Qualifying Facility	(Other than QF)	Other	Total Payments
2013	$892	$1,356	$846	$3,094
2014	914	1,843	677	3,434
2015	727	2,038	649	3,414
2016	618	2,054	626	3,298
2017	490	2,053	597	3,140
Thereafter	2,238	30,958	3,322	36,518
Total	$5,879	$40,302	$6,717	$52,898

 Some of the power purchase agreements that the Utility entered into with independent power producers that are QFs are treated as capital leases.  The following table shows the future fixed capacity payments due under the QF agreements that are treated as capital leases.  (These amounts are also included in the table above.)  The fixed capacity payments are discounted to their present value in the table below using the Utility's incremental borrowing rate at the inception of the leases.  The amount of this discount is shown in the table below as the amount representing interest.

(in millions)
2013	$35
2014	27
2015	24
2016	22
2017	18
Thereafter	20
Total fixed capacity payments	146
Less: amount representing interest	21
Present value of fixed capacity payments	$125

Minimum lease payments associated with the lease obligations are included in cost of electricity on PG&E Corporation's and the Utility's Consolidated Statements of Income.  The timing of the recognition of the lease expense conforms to the ratemaking treatment for the Utility's recovery of the cost of electricity.  The QF agreements that are treated as capital leases expire between April 2014 and September 2021.

The present value of the fixed capacity payments due under these agreements is recorded on PG&E Corporation's and the Utility's Consolidated Balance Sheets.  At December 31, 2012 and 2011, current liabilities - other included $29 million and $36 million, respectively, and noncurrent liabilities - other included $96 million and $212 million, respectively.  The corresponding assets at December 31, 2012 and 2011 of $125 million and $248 million including accumulated amortization of $148 million and $160 million, respectively are included in property, plant, and equipment on PG&E Corporation's and the Utility's Consolidated Balance Sheets.

Natural Gas Supply, Transportation, and Storage Commitments

The Utility purchases natural gas directly from producers and marketers in both Canada and the United States to serve its core customers and to fuel its owned-generation facilities.  The Utility also contracts for natural gas transportation from the points at which the Utility takes delivery (typically in Canada, the US Rocky Mountain supply area, and the southwestern United States) to the points at which the Utility's natural gas transportation system begins.  In addition, the Utility has contracted for natural gas storage services in northern California in order to more reliably meet customers' loads.

At December 31, 2012, the Utility's undiscounted future expected payment obligations for natural gas supplies, transportation and storage were as follows:

(in millions)
2013	$707
2014	208
2015	192
2016	152
2017	108
Thereafter	865
Total	$2,232

Costs incurred for natural gas purchases, natural gas transportation services, and natural gas storage, which include contracts less than 1 year, amounted to $1.3 billion in 2012, $1.8 billion in 2011, and $1.6 billion in 2010.

Nuclear Fuel Agreements

The Utility has entered into several purchase agreements for nuclear fuel.  These agreements have terms ranging from one to 13 years and are intended to ensure long-term nuclear fuel supply.  The contracts for uranium and for conversion and enrichment services provide for 100% coverage of reactor requirements through 2020, while contracts for fuel fabrication services provide for 100% coverage of reactor requirements through 2017.  The Utility relies on a number of international producers of nuclear fuel in order to diversify its sources and provide security of supply.  Pricing terms are also diversified, ranging from market-based prices to base prices that are escalated using published indices.

At December 31, 2012, the undiscounted future expected payment obligations for nuclear fuel were as follows:

(in millions)
2013	$113
2014	128
2015	194
2016	147
2017	148
Thereafter	878
Total	$1,608

Payments for nuclear fuel amounted to $118 million in 2012, $77 million in 2011, and $144 million in 2010.

Other Commitments

The Utility has other commitments relating to operating leases.  At December 31, 2012, the future minimum payments related to these commitments were as follows:

(in millions)
2013	$42
2014	37
2015	32
2016	31
2017	24
Thereafter	206
Total	$372

Payments for other commitments relating to operating leases amounted to $32 million in 2012, $27 million in 2011, and $25 million in 2010.  PG&E Corporation and the Utility had operating leases on office facilities expiring at various dates from 2013 to 2023. Certain leases on office facilities contain escalation clauses requiring annual increases in rent ranging from 2% to 5%.  The rentals payable under these leases may increase by a fixed amount each year, a percentage of increase over base year, or the consumer price index.  Most leases contain extension options ranging between one and five years.

Underground Electric Facilities

At December 31, 2012, the Utility was committed to spending approximately $277 million for the conversion of existing overhead electric facilities to underground electric facilities.  These funds are conditionally committed depending on the timing of the work, including the schedules of the respective cities, counties, and communications utilities involved.  The Utility expects to spend $86 million each year in connection with these projects.  Consistent with past practice, the Utility expects that these capital expenditures will be included in rate base as each individual project is completed and that the amount of the capital expenditures will be recoverable from customers through rates.

Contingencies

Legal and Regulatory Contingencies

PG&E Corporation and the Utility are subject to various laws and regulations and, in the normal course of business, PG&E Corporation and the Utility are named as parties in a number of claims and lawsuits.  In addition, the Utility can incur penalties for failure to comply with federal, state, or local laws and regulations.

PG&E Corporation and the Utility record a provision for a loss when it is both probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  PG&E Corporation and the Utility evaluate the range of reasonably estimated losses and record a provision based on the lower end of the range, unless an amount within the range is a better estimate than any other amount.  These accruals, and the estimates of any additional reasonably possible losses (or reasonably possible losses in excess of the amounts accrued), are reviewed quarterly and are adjusted to reflect the impacts of negotiations, discovery, settlements and payments, rulings, advice of legal counsel, and other information and events pertaining to a particular matter.  In assessing the amounts related to such contingencies, PG&E Corporation's and the Utility's policy is to exclude anticipated legal costs.

The accrued liability associated with claims and litigation, regulatory proceedings, penalties, and other legal matters (other than the third-party claims, litigation, and investigations related to natural gas matters that are discussed below) totaled $34 million at December 31, 2012 and $52 million at December 31, 2011 and are included in PG&E Corporation's and the Utility's current liabilities - other in the Consolidated Balance Sheets.  Except as discussed below, PG&E Corporation and the Utility do not believe that losses associated with legal and regulatory contingencies would have a material impact on their financial condition, results of operations, or cash flows.

Natural Gas Matters

On September 9, 2010, an underground 30-inch natural gas transmission pipeline (“Line 132”) owned and operated by the Utility, ruptured in a residential area located in the City of San Bruno, California (the “San Bruno accident”).  The ensuing explosion and fire resulted in the deaths of eight people, numerous personal injuries, and extensive property damage.  Following the San Bruno accident, various regulatory proceedings, investigations, and lawsuits were commenced.  The Natural Transportation Safety Board, an independent review panel appointed by the CPUC, and the CPUC's Safety and Enforcement Division (“SED”) completed investigations into the causes of the accident, placing the blame primarily on the Utility.

Pending CPUC Investigations and Enforcement Matters

The CPUC is conducting three investigations pertaining to the Utility's natural gas operations, which are described below.  In 2012, the SED issued reports in each of these investigations alleging that the Utility committed numerous violations of applicable laws and regulations and recommending that the CPUC impose penalties on the Utility.  (See “Penalties Conclusion” below.)  Although the Utility, the SED, and other parties have engaged in settlement discussions in an effort to reach a stipulated outcome to resolve the investigations, the parties have not reached an agreement.  PG&E Corporation and the Utility are uncertain whether or when any stipulated outcome might be reached.  Any agreement regarding a stipulated outcome would be subject to CPUC approval.

The CPUC has concluded evidentiary hearings in each investigation.  The CPUC administrative law judges (“ALJs”) who oversee the investigations have adopted a revised procedural schedule, including the dates by which the parties' briefs must be submitted.  The ALJs have also permitted the other parties (the City of San Bruno, The Utility Reform Network, and the City and County of San Francisco) to separatley address in their opening briefs their allegations against the Utility, if any, in addition to the allegations made by the SED.  The ALJs have ordered the SED and other parties to file single coordinated briefs to address potential monetary penalties and remedies (which could include remedial operational or policy measures) for all three investigations by April 26, 2013.  After briefing has been completed, the ALJs will issue one or more presiding officer's decisions listing the violations determined to have been committed, the amount of penalties, and any required remedial actions.  Based on the revised procedural schedule, one or more presiding officer's decisions will be issued by July 23, 2013.  The decisions would become the final decisions of the CPUC thirty days after issuance unless the Utility or another party filed an appeal, or a CPUC commissioner requested review of the decision, within such time.

CPUC Investigation Regarding the Utility's Facilities Records for its Natural Gas Pipelines

In February 2011, the CPUC commenced an investigation pertaining to safety recordkeeping for Line 132, as well as for the Utility's entire gas transmission system.  Among other matters, the investigation will determine whether the San Bruno accident would have been preventable by the exercise of safe procedures and /or accurate and technical recordkeeping in compliance with the law.  In March 2012, the SED submitted testimony alleging that the Utility committed numerous violations of applicable laws and regulations based on the findings of the SED's records management consultant and an engineering consultant.  Among other findings, the consultants' reports concluded that: the Utility's recordkeeping practices have been deficient and have diminished pipeline safety; the San Bruno accident may have been prevented had the Utility managed its records properly over the years; and that the Utility has been operating, and continues to operate, without a functional integrity management program.  The Utility submitted testimony to the CPUC that acknowledged that improvements are needed to its asset management system and recordkeeping practices, but disputed many of the SED's findings and allegations.  The CPUC concluded evidentiary hearings in this investigation in January 2013.  Briefing on the issue of alleged violations is scheduled to be completed on April 19, 2013.

CPUC Investigation Regarding the Utility's Class Location Designations for Pipelines

             In November 2011, the CPUC commenced an investigation pertaining to the Utility's operation of its natural gas transmission pipeline system in or near locations of higher population density.  Under federal and state regulations, the class location designation of a pipeline is based on the types of buildings, population density, or level of human activity near the segment of pipeline, and is used to determine the maximum allowable operating pressure up to which a pipeline can be operated.  In its May 2012 investigative report, the SED cited the Utility's admissions in previous reports to the CPUC that it had failed to classify pipeline segments properly and to document past patrols of transmission lines and concluded that these failures resulted in over three thousand violations of state and federal standards.  On July 23, 2012, the Utility submitted testimony in response to the SED's report that acknowledged deficiencies in the Utility's past class location and patrol processes and described the efforts to improve those processes.  The CPUC concluded evidentiary hearings in this investigation in September 2012 and briefing on the issue of alleged violations has been completed.

CPUC Investigation Regarding the San Bruno Accident

In January 2012, the CPUC commenced an investigation to determine whether the Utility violated applicable laws and requirements in connection with the San Bruno accident, as alleged by the SED.  In its January investigative report, the SED alleged that the San Bruno accident was caused by the Utility's failure to follow accepted industry practice when installing the section of pipe that failed, the Utility's failure to comply with federal pipeline integrity management requirements, the Utility's inadequate record keeping practices, deficiencies in the Utility's data collection and reporting system, the Utility's inadequate procedures to handle emergencies and abnormal conditions, the Utility's deficient emergency response actions after the incident, and a systemic failure of the Utility's corporate culture that emphasized profits over safety.  The CPUC stated that the scope of the investigation will include all past operations, practices and other events or courses of conduct that could have led to or contributed to the San Bruno accident, as well as, the Utility's compliance with CPUC orders and resolutions issued since the date of the San Bruno accident.

The Utility submitted testimony to the CPUC that acknowledged its liability for the San Bruno accident and, based on testimony from an expert witness, stated that the likely root cause of the pipeline rupture was: (1) a missing interior weld on the pipe; (2) a ductile tear on the pipe likely caused by a hydrostatic test performed in 1956 at too low a pressure to cause the defective weld to fail; and (3) a fatigue crack on the pipe that grew over time.  However, the Utility stated that many of the findings identified in the SED's reports are not deficiencies, or are much less severe than alleged, and do not constitute violations of applicable laws and regulations.  The CPUC concluded evidentiary hearings in this investigation in January 2013.  Briefing on the issue of alleged violations is scheduled to be completed on April 12, 2013.

Other Potential Enforcement Matters

California gas corporations are required to provide notice to the CPUC of any self-identified or self-corrected violations of certain state and federal regulations related to the safety of natural gas facilities and the corporations' natural gas operating practices.  The CPUC has authorized the SED to issue citations and impose penalties based on self-reported violations.  In April 2012, the CPUC affirmed a $17 million penalty that had been imposed by the SED based on the Utility's self-report that it failed to conduct periodic leak surveys because it had not included 16 gas distribution maps in its leak survey schedule.  (The Utility has paid the penalty and completed all of the missed leak surveys.)  As of December 31, 2012, the Utility has submitted 34 self-reports with the CPUC, plus additional follow-up reports.  The SED has not yet taken formal action with respect to the Utility's other self-reports.  The SED may issue additional citations and impose penalties on the Utility associated with these or future reports that the Utility may file.  (See “Penalties Conclusion” below.)

In addition, in July 2012, the Utility reported to the CPUC that it had discovered that its access to some pipelines has been limited by vegetation overgrowth or building structures that encroach upon some of the Utility's gas pipeline rights-of-way.  The Utility is undertaking a system-wide effort to identify and remove encroachments from its pipeline rights-of-way over a multi-year period.  PG&E Corporation and the Utility are uncertain how this matter will affect the above investigative proceedings related to natural gas operations, or whether additional proceedings or investigations will be commenced that could result in regulatory orders or the imposition of penalties on the Utility.

Penalties Conclusion

The CPUC can impose penalties of up to $20,000 per day, per violation.  (For violations that are considered to have occurred on or after January 1, 2012, the statutory penalty has increased to a maximum of $50,000 per day, per violation.)  The CPUC has wide discretion to determine the amount of penalties based on the totality of the circumstances, including such factors as the gravity of the violations; the type of harm caused by the violations and the number of persons affected; and the good faith of the entity charged in attempting to achieve compliance, after notification of a violation. The CPUC is also required to consider the appropriateness of the amount of the penalty to the size of the entity charged.  The CPUC has historically exercised this wide discretion in determining penalties.  The CPUC's delegation of enforcement authority to the SED allows the SED to use these factors in exercising discretion to determine the number of violations, but the SED is required to impose the maximum statutory penalty for each separate violation that the SED finds.

The CPUC has stated that it is prepared to impose significant penalties on the Utility if the CPUC determines that the Utility violated applicable laws, rules, and orders.  In determining the amount of penalties the ALJs may consider the testimony of financial consultants engaged by the SED and the Utility.  The SED's financial consultant prepared a report concluding that PG&E Corporation could raise approximately $2.25 billion through equity issuances, in addition to equity PG&E Corporation had already forecasted it would issue in 2012, to fund CPUC-imposed penalties on the Utility.  The Utility's financial consultant disagreed with this financial analysis and asserted that a fine in excess of financial analysts' expectations, which the consultant's report cited as a mean of $477 million, would make financing more difficult and expensive.   The ALJs have scheduled a hearing to be held on March 4 and March 5, 2013 to consider the SED's and Utility's testimony.  The SED and other parties are scheduled to file briefs to address potential monetary penalties and remedies in all three investigations by April 26, 2013.
PG&E Corporation and the Utility believe it is probable that the Utility will incur penalties of at least $200 million in connection with these pending investigations and potential enforcement matters and have accrued this amount in their consolidated financial statements.  PG&E Corporation and the Utility are unable to make a better estimate of probable losses or estimate the range of reasonably possible losses in excess of the amount accrued due to the many variables that could affect the final outcome of these matters and the ultimate amount of penalties imposed on the Utility could be materially higher than the amount accrued.  These variables include how the CPUC and the SED will exercise their discretion in calculating the amount of penalties, including how the total number of violations will be counted; how the duration of the violations will be determined; whether the amount of penalties in each investigation will be determined separately or in the aggregate; how the financial resources testimony submitted by the SED and the Utility will be considered; whether the Utility's costs to perform any required remedial actions will be considered; and whether and how the financial impact of non-recoverable costs the Utility has already incurred, and will continue to incur, to improve the safety and reliability of its pipeline system, will be considered.  (See “CPUC Gas Safety Rulemaking Proceeding” below.)
These estimates, and the assumptions on which they are based, are subject to change based on many factors, including rulings, orders, or decisions that may be issued by the ALJs; whether the outcome of the investigations is resolved through a fully litigated process or a stipulated outcome that is approved by the CPUC; whether the SED will take additional action with respect to the Utility's self-reports; and whether the CPUC or the SED takes any action with respect to the encroachment matter described above.  Future changes in these estimates or the assumptions on which they are based could have a material impact on PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows.

CPUC Gas Safety Rulemaking Proceeding

The CPUC is conducting a rulemaking proceeding to adopt new safety and reliability regulations for natural gas transmission and distribution pipelines in California and the related ratemaking mechanisms.  On December 20, 2012, the CPUC approved the Utility's proposed pipeline safety enhancement plan (filed in August 2011) to modernize and upgrade its natural gas transmission system but disallowed the Utility's request for rate recovery of a significant portion of plan-related costs the Utility forecasted it would incur over the first phase of the plan (2011 through 2014).  The CPUC decision limited the Utility's recovery of capital expenditures to $1.0 billion of the total $1.4 billion requested.  Various parties have asked the CPUC to reconsider its decision, arguing that the Utility's cost recovery should be more limited.  For 2012, the Utility recorded a $353 million charge to net income for plan-related capital expenditures incurred that are forecasted to exceed the CPUC's authorized levels or that were specifically disallowed.  Future disallowed amounts will be charged to net income in the period incurred and could have a material impact on PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows.

Criminal Investigation

In June 2011, the Utility was notified that representatives from the U.S. Department of Justice, the California Attorney General's Office, and the San Mateo County District Attorney's Office are conducting an investigation of the San Bruno accident.  Federal and state authorities have indicated that the Utility is a target of the investigation.  The Utility is cooperating with the investigation.  PG&E Corporation and the Utility are uncertain whether any criminal charges will be brought against either company or any of their current or former employees.  PG&E Corporation and the Utility are unable to estimate the amount (or range of amounts) of reasonably possible losses associated with any civil or criminal penalties that could be imposed on the Utility as a consequence of this investigation.

Third-Party Claims

In addition to the investigations and proceedings discussed above, at December 31, 2012, approximately 140 lawsuits involving third-party claims for personal injury and property damage, including two class action lawsuits, had been filed against PG&E Corporation and the Utility in connection with the San Bruno accident on behalf of approximately 450 plaintiffs.  The lawsuits seek compensation for personal injury and property damage, and other relief, including punitive damages.  These cases were coordinated and assigned to one judge in the San Mateo County Superior Court.  Many of the plaintiffs' claims have been resolved through settlements. The trial of the first group of remaining cases began on January 2, 2013 with pretrial motions and hearings. On January 14, 2013, the court vacated the trial and all pending hearings due to the significant number of cases that have been settled outside of court.  The court has urged the parties to settle the remaining cases.  As of February 8, 2013, the Utility has entered into settlement agreements to resolve the claims of approximately 140 plaintiffs.  It is uncertain whether or when the Utility will be able to resolve the remaining claims through settlement.

At December 31, 2012, the Utility had recorded cumulative charges of $455 million for estimated third-party claims related to the San Bruno accident, including an $80 million charge made during 2012, primarily to reflect settlements and information exchanged by the parties during the settlement and discovery process.  The Utility estimates it is reasonably possible that it may incur as much as an additional $145 million for third-party claims, for a total possible loss of $600 million.  PG&E Corporation and the Utility are unable to estimate the amount (or range of amounts) of reasonably possible losses associated with punitive damages, if any, related to these matters.  The Utility has publicly stated that it is liable for the San Bruno accident and will take financial responsibility to compensate all of the victims for the injuries they suffered as a result of the accident.

The following table presents changes in third-party claims activity since the San Bruno accident in 2010; the balance is included in other current liabilities in PG&E Corporation's and the Utility's Consolidated Balance Sheets:

(in millions)
Balance at January 1, 2010	$-
Loss accrued	220
Less: Payments	(6)
Balance at December 31, 2010	214
Additional loss accrued	155
Less: Payments	(92)
Balance at December 31, 2011	277
Additional loss accrued	80
Less: Payments	(211)
Balance at December 31, 2012	$146

Additionally, the Utility has liability insurance from various insurers who provide coverage at different policy limits that are triggered in sequential order or “layers.”  Generally, as the policy limit for a layer is exhausted the next layer of insurance becomes available.  The aggregate amount of insurance coverage for third-party liability attributable to the San Bruno accident is approximately $992 million in excess of a $10 million deductible.  The Utility has recognized cumulative insurance recoveries for third-party claims of $284 million, which included $185 million for 2012 and $99 million for 2011.  Although the Utility believes that a significant portion of costs incurred for third-party claims relating to the San Bruno accident will ultimately be recovered through its insurance, it is unable to predict the amount and timing of additional insurance recoveries.

Class Action Complaint

On August 23, 2012, a complaint was filed in the San Francisco Superior Court against PG&E Corporation and the Utility (and other unnamed defendants) by individuals who seek certification of a class consisting of all California residents who were customers of the Utility between 1997 and 2010, with certain exceptions.  The plaintiffs allege that the Utility collected more than $100 million in customer rates from 1997 through 2010 for the purpose of various safety measures and operations projects but instead used the funds for general corporate purposes such as executive compensation and bonuses.  To state their claims, the plaintiffs cited the SED's January 2012 investigative report of the San Bruno accident that alleged, from 1996 to 2010, the Utility spent less on capital expenditures and operations and maintenance expense for its natural gas transmission operations than it recovered in rates, by $95 million and $39 million, respectively.  The SED recommended in that report that the Utility should use such amounts to fund future gas transmission expenditures and operations.  Plaintiffs allege that PG&E Corporation and the Utility engaged in unfair business practices in violation of Section 17200 of the California Business and Professions Code (“Section 17200”) and claim that this violation also constitutes a violation of California Public Utilities Code Section 2106 (“Section 2106”), which provides a private right of action for violations of the California constitution or state laws by public utilities.  Plaintiffs seek restitution and disgorgement under Section 17200 and compensatory and punitive damages under Section 2106.

PG&E Corporation and the Utility contest the plaintiffs' allegations.  In January 2013, PG&E Corporation and the Utility requested that the court dismiss the complaint on the grounds that the CPUC has exclusive jurisdiction to adjudicate the issues raised by the plaintiffs' allegations.  In the alternative, PG&E Corporation and the Utility requested that the court stay the proceeding until the CPUC investigations described above are concluded.  The court has set a hearing on the motion for April 26, 2013.  Due to the early stage of this proceeding, PG&E Corporation and the Utility are unable to estimate the amount (or range of amounts) of reasonably possible losses that may be incurred in connection with this matter.

Spent Nuclear Fuel Storage Proceedings

Under the Nuclear Waste Policy Act of 1982, the DOE and electric utilities with commercial nuclear power plants were authorized to enter into contracts under which the DOE would be required to dispose of the utilities' spent nuclear fuel and high-level radioactive waste by January 1998, in exchange for fees paid by the utilities.  The DOE has been unable to meet its contractual obligation to the Utility to dispose of nuclear waste from the Utility's two nuclear generating units at Diablo Canyon and its retired nuclear facility at Humboldt Bay (“Humboldt Bay Unit 3”).  As a result, the Utility constructed an interim dry cask storage facility to store spent fuel at Diablo Canyon through at least 2024, and a separate facility at Humboldt Bay.  The Utility and other nuclear power plant owners sued the DOE to recover the costs that they incurred to construct interim storage facilities for spent nuclear fuel.

On September 5, 2012, the U.S. Department of Justice and the Utility executed a settlement agreement that awarded the Utility $266 million for spent fuel storage costs incurred through December 31, 2010.  As of December 31, 2012, the Utility has collected the settlement proceeds from the U.S. Treasury and recorded the amount as a regulatory balancing account.  The proceeds will be refunded to customers through rates in future periods. The agreement also allows the Utility to submit annual claims to recover costs incurred in 2011, 2012 and 2013, which the Utility estimates to be approximately $25 million per year.  These amounts will also be refunded to customers in future periods.  At December 31, 2012, PG&E Corporation and the Utility have not recorded any receivables for annual claims in their Consolidated Balance Sheets.  The agreement does not address costs incurred for spent fuel storage after 2013 and such costs could be the subject of future litigation.  Considerable uncertainty continues to exist regarding when and whether the DOE will meet its contractual obligation to the Utility and other nuclear power plant owners to dispose of spent nuclear fuel.

Nuclear Insurance

The Utility is a member of Nuclear Electric Insurance Limited (“NEIL”) which is a mutual insurer owned by utilities with nuclear facilities.  NEIL provides insurance coverage for property damages and business interruption losses incurred by the Utility due to a nuclear event (meaning that nuclear material is released) that occurs at the Utility's two nuclear generating units at Diablo Canyon and the retired Humboldt Bay Unit 3.  NEIL provides property damage and business interruption coverage of up to $3.2 billion per nuclear incident ($2.7 billion for property damage and $490 million for business interruption) for Diablo Canyon.  In addition, NEIL provides $131 million of coverage for nuclear and non-nuclear property damages at Humboldt Bay Unit 3.  (NEIL also provides insurance coverage to the Utility for non-nuclear property damages and business interruption losses at Diablo Canyon, though with significantly lower limits beginning in April 2013.)  Under this insurance, if any nuclear generating facility insured by NEIL suffers a catastrophic loss, the Utility may be required to pay an additional premium of up to $44 million per one-year policy term.  NRC regulations require that the Utility's property damage insurance policies provide that all proceeds from such insurance be applied, first, to place the plant in a safe and stable condition after an accident and, second, to decontaminate the plant before any proceeds can be used for decommissioning or plant repair.

NEIL policies also provide coverage for damages caused by acts of terrorism at nuclear power plants.  Certain acts of terrorism may be “certified” by the Secretary of the Treasury.  If damages are caused by certified acts of terrorism, NEIL can obtain compensation from the federal government and will provide up to its full policy limit of $3.2 billion for each insured loss.  In contrast, NEIL would treat all non-certified terrorist acts occurring within a 12-month period against one or more commercial nuclear power plants insured by NEIL as one event and the owners of the affected plants would share the $3.2 billion policy limit amount.

Under the Price-Anderson Act, public liability claims that arise from nuclear incidents that occur at Diablo Canyon, and that occur during the transportation of material to and from Diablo Canyon are limited to $12.6 billion.  As required by the Price-Anderson Act, the Utility purchased the maximum available public liability insurance of $375 million for Diablo Canyon.  The balance of the $12.6 billion of liability protection is provided under a loss-sharing program among utilities owning nuclear reactors.  The Utility may be assessed up to $235 million per nuclear incident under this program, with payments in each year limited to a maximum of $35 million per incident.  Both the maximum assessment and the maximum yearly assessment are adjusted for inflation at least every five years.  The next scheduled adjustment is due on or before October 29, 2013.

The Price-Anderson Act does not apply to public liability claims that arise from nuclear incidents that occur during shipping of nuclear material from the nuclear fuel enricher to a fuel fabricator or that occur at the fuel fabricator's facility.  Such claims are covered by nuclear liability policies purchased by the enricher and the fuel fabricator, as well as by separate supplier's and transporter's insurance policies.  The Utility has a separate supplier's and transporter's policy that provides coverage for claims arising from some of these incidents up to a maximum of $375 million per incident.

In addition, the Utility has $53 million of liability insurance for Humboldt Bay Unit 3 and has a $500 million indemnification from the NRC for public liability arising from nuclear incidents, covering liabilities in excess of the $53 million of liability insurance.

If the Utility incurs losses in connection with any of its nuclear generation facilities that are either not covered by insurance or exceed the amount of insurance available, such losses could have a material effect on PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows.

Environmental Remediation Contingencies

The Utility has been, and may be required to pay for environmental remediation at sites where it has been, or may be, a potentially responsible party under federal and state environmental laws.  These sites include former manufactured gas plant sites, power plant sites, gas gathering sites, sites where natural gas compressor stations are located, and sites used by the Utility for the storage, recycling, or disposal of potentially hazardous substances.  Under federal and California laws, the Utility may be responsible for remediation of hazardous substances even if it did not deposit those substances on the site.

Given the complexities of the legal and regulatory environment and the inherent uncertainties involved in the early stages of a remediation project, the process for estimating remediation liabilities is subjective and requires significant judgment.  The Utility records an environmental remediation liability when site assessments indicate that remediation is probable and the Utility can reasonably estimate the loss or a range of probable amounts.  The Utility records an environmental remediation liability based on the lower end of the range of estimated probable costs, unless an amount within the range is a better estimate than any other amount. Amounts recorded are not discounted to their present value.

The following table presents the changes in the environmental remediation liability:

(in millions)
Balance at December 31, 2011	$785
Additional remediation costs accrued:
Transfer to regulatory account for recovery	150
Amounts not recoverable from customers	150
Less: Payments	(175)
Balance at December 31, 2012	$910

The environmental remediation liability is composed of the following:

	Balance at December 31,
(in millions)	2012	2011
Utility-owned natural gas compressor site near Hinkley, California (1)	$226	$149
Utility-owned natural gas compressor site near Topock, Arizona (1)	239	218
Utility-owned generation facilities (other than for fossil fuel-fired), other facilities, and third-party disposal sites	158	133
Former manufatured gas plant sites owned by the Utility or third parties	181	154
Fossil fuel-fired generation facilities formerly owned by the Utility	87	81
Decommissioning fossil fuel-fired generation facilities and sites	19	50
Total environmental remediation liability	$910	$785
(1) See “Natural Gas Compressor Site” below.

The CPUC has authorized the Utility to recover most of its environmental remediation costs through various ratemaking mechanisms, subject to exclusions for certain sites, such as the Hinkley natural gas compressor site, and subject to limitations for certain liabilities such as amounts associated with fossil fuel-fired generation facilities formerly owned by the Utility.  At December 31, 2012, the Utility expected to recover $548 million through these ratemaking mechanisms.  The Utility also recovers environmental remediation costs from insurance carriers and from other third parties whenever possible.  Amounts collected in excess of the Utility's ultimate obligations may be subject to refund to customers through rates.

Natural Gas Compressor Sites

The Utility is legally responsible for remediating groundwater contamination caused by hexavalent chromium used in the past at the Utility's natural gas compressor sites near Hinkley, California (“Hinkley site”) and Topock, Arizona (“Topock site”).  The Utility is also required to take measures to abate the effects of the contamination on the environment.

Hinkley Site

The Utility's remediation and abatement efforts at the Hinkley site are subject to the regulatory authority of the California Regional Water Quality Control Board, Lahontan Region (“Regional Board”).  The Regional Board has issued several orders directing the Utility to implement interim remedial measures to reduce the mass of the underground plume of hexavalent chromium, monitor and control movement of the plume, and provide replacement water to affected residents.

The Utility submitted its proposed final remediation plan to the Regional Board in September 2011 recommending a combination of remedial methods to clean up groundwater contamination, including using pumped groundwater from extraction wells to irrigate agricultural land and in-situ treatment of the contaminated water.  In August 2012, the Regional Board issued a draft environmental impact report (“EIR”) that evaluated the Utility's proposed methods and the potential environmental impacts.  The Utility expects that the Regional Board will consider certification of the final EIR in the second quarter of 2013.  Upon certification of the EIR, the Regional Board is expected to issue the final cleanup standards in late 2013.

The Regional Board ordered the Utility in October 2011 to provide an interim and permanent replacement water system for resident households located near the chromium plume that have domestic wells containing hexavalent chromium in concentrations greater than 0.02 parts per billion.  The Utility filed a petition with the California State Water Resources Control Board to contest certain provisions of the order.  In June 2012, the Regional Board issued an amended order to allow the Utility to implement a whole house water replacement program for resident households located near the chromium plume boundary.  Eligible residents may decide whether to accept a replacement water supply or have the Utility purchase their properties, or alternatively not participate in the program.  As of January 31, 2013, approximately 350 residential households are covered by the program and the majority have opted to accept the Utility's offer to purchase their properties.  The Utility is required to complete implementation of the whole house water replacement systems by August 31, 2013.  The Utility will maintain and operate the whole house replacement systems for five years or until the State of California has adopted a drinking water standard specifically for hexavalent chromium at which time the program will be evaluated.

At December 31, 2012 and 2011, $226 million and $149 million, respectively, were accrued in PG&E Corporation's and the Utility's Consolidated Balance Sheets for estimated undiscounted future remediation costs associated with the Hinkley site.  The increase primarily reflects the Utility's best estimate of costs associated with the developments described above.  Remediation costs for the Hinkley natural gas compressor site are not recovered from customers through rates.  Future costs will depend on many factors, including the Regional Board's certification of the final EIR, the levels of hexavalent chromium the Utility is required to use as the standard for remediation, the Utility's required time frame for remediation, and adoption of a final drinking water standard currently under development by the State of California, as mentioned above.  As more information becomes known regarding these factors, these estimates and the assumptions on which they are based regarding the amount of liability incurred may be subject to further changes.  Future changes in estimates or assumptions may have a material impact on PG&E Corporation's and the Utility's future financial condition, results of operations, and cash flows.

Topock Site

The Utility's remediation and abatement efforts are subject to the regulatory authority of the Department of Toxic Substances Control (“DTSC”) and the U.S. Department of the Interior (“DOI”).  As directed by the DTSC, the Utility has implemented interim remediation measures, including a system of extraction wells and a treatment plant designed to prevent movement of a hexavalent chromium plume toward the Colorado River.  The DTSC has certified the final EIR and approved the Utility's final remediation plan for the groundwater plume, under which the Utility will implement an in-situ groundwater treatment system to convert hexavalent chromium into a non-toxic and non-soluble form of chromium.  The Utility has completed the preliminary design stage for implementing the final groundwater remedy and is required to submit its intermediate design plan to the DTSC and DOI by April 5, 2013 and a final plan for approval in 2014.  In developing its intermediate plan, the Utility is currently evaluating input received from regulatory agencies and other stakeholders, exploring potential sources of fresh water to be used as part of the remedy, and performing other engineering activities necessary to complete the remedial design.

At December 31, 2012 and 2011, $239 million and $218 million, respectively, were accrued in PG&E Corporation's and the Utility's Consolidated Balance Sheets for estimated undiscounted future remediation costs associated with the Topock site.  The CPUC has authorized the Utility to recover 90% of its remediation costs for the Topock site from customers through rates without a reasonableness review.  As the Utility completes its remedial design plan and more information becomes known regarding the extent of work to be performed to implement the final groundwater remedy, these estimates and the assumptions on which they are based regarding the amount of liability incurred may be subject to change.  Future changes in estimates or assumptions could have a material impact on PG&E Corporation's and the Utility's future financial condition.

Reasonably Possible Environmental Contingencies

Although the Utility has provided for known environmental obligations that are probable and reasonably estimable, the Utility's undiscounted future costs could increase to as much as $1.6 billion (including amounts related to the Hinkley and Topock sites described above) if the extent of contamination or necessary remediation is greater than anticipated or if the other potentially responsible parties are not financially able to contribute to these costs, and could increase further if the Utility chooses to remediate beyond regulatory requirements.  The Utility may incur actual costs in the future that are materially different than this estimate and such costs could have a material impact on PG&E Corporation's and the Utility's results of operations during the period in which they are recorded.

Quarterly Consolidated Financial Data	12 Months Ended
Dec. 31, 2012
Quarterly Consolidated Financial Data
QUARTERLY CONSOLIDATED FINANCIAL DATA (UNAUDITED)

	Quarter ended
(in millions, except per share amounts)	December 31	September 30	June 30	March 31
2012
PG&E CORPORATION
Operating revenues	$3,830	$3,976	$3,593	$3,641
Operating income	125	614	467	487
Net income (loss)	(9)	364	239	236
Income (loss) available for common shareholders	(13)	361	235	233
Net earnings (loss) per common share, basic	(0.03)	0.84	0.56	0.56
Net earnings (loss) per common share, diluted	(0.03)	0.84	0.55	0.56
Common stock price per share:
High	43.48	46.51	45.20	43.72
Low	39.71	42.41	42.04	40.16
UTILITY
Operating revenues	$3,829	$3,974	$3,592	$3,640
Operating income	127	613	467	488
Net income	13	340	227	231
Income available for common stock	9	337	223	228

2011
PG&E CORPORATION
Operating revenues	$3,815	$3,860	$3,684	$3,597
Operating income	358	408	692	484
Net income	87	203	366	202
Income available for common shareholders	83	200	362	199
Net earnings per common share, basic	0.20	0.50	0.91	0.50
Net earnings per common share, diluted	0.20	0.50	0.91	0.50
Common stock price per share:
High	43.24	43.32	46.52	47.60
Low	36.86	39.21	41.39	42.47
UTILITY
Operating revenues	$3,813	$3,859	$3,683	$3,596
Operating income	359	402	699	484
Net income	89	196	359	201
Income available for common stock	85	193	355	198

During the fourth quarter 2012, the Utility recorded a charge to net income of $353 million for disallowed capital expenditures associated with the pipeline safety enhancement plan.  See Note 15 of the Notes to the Consolidated Financial Statements

During the second quarter 2012 the Utility recorded a provision of $80 million for estimated third-party claims related to the San Bruno accident.  During the first quarter 2012, second quarter of 2012, third quarter of 2012, and fourth quarter 2012, the Utility submitted insurance claims to certain insurers for the lower layers and recognized $11 million, $25 million, $99 million, and $50 million, respectively, for insurance recoveries.  See Note 15 of the Notes to the Consolidated Financial Statements.

Schedule I - Condensed Financial Information Of Parent	12 Months Ended
Dec. 31, 2012
Schedule I - Condensed Financial Information Of Parent
PG&E CORPORATION
SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF PARENT
CONDENSED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
 (in millions, except per share amounts)

	Year Ended December 31,
	2012	2011	2010
Administrative service revenue	$ 43	$ 44	$ 53
Operating expenses	(41)		(55)
Interest income	1	1	1
Interest expense	(22)		(35)
Other income (expense)	(39)		4
Equity in earnings of subsidiaries	817	852	1,105
Income before income taxes	759	814	1,073
Income tax benefit	57	30	26
Net Income	816	$ 844	$ 1,099
Other Comprehensive Income
Pension and other postretirement benefit plans (net of income tax of $72, $9, $25 in 2012, 2011, and 2010, respectively)	108	(11)
Other (net of income tax of $3 in 2012)	4	-	-
Total other comprehensive income (loss)	112	(11)
Comprehensive Income	$ 928	$ 833	$ 1,057
Weighted average common shares outstanding, basic	424	401	382
Weighted average common shares outstanding, diluted	425	402	392
Net earnings per common share, basic	$ 1.92	$ 2.10	$ 2.86
Net earnings per common share, diluted	$ 1.92	$ 2.10	$ 2.82

PG&E Corporation applies the treasury stock method of reflecting the dilutive effect of outstanding stock-based compensation in the calculation of diluted EPS.  In addition, during 2010, PG&E Corporation applied the “if-converted” method to reflect the impact of the Convertible Subordinated Notes to the extent it was dilutive when compared to basic EPS.

PG&E CORPORATION
SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF PARENT - (Continued)
CONDENSED BALANCE SHEETS
(in millions)

	Balance at December 31,
	2012	2011
ASSETS
Current Assets
Cash and cash equivalents	$ 207	$ 209
Advances to affiliates	26	18
Income taxes receivable	33	8
Deferred income taxes	-	4
Total current assets	266	239
Noncurrent Assets
Equipment	1	14
Accumulated depreciation	(1)
Net equipment	-	-
Investments in subsidiaries	13,387	12,378
Other investments	102	94
Income taxes receivable	5	2
Deferred income taxes	178	143
Other	1	2
Total noncurrent assets	13,673	12,619
Total Assets	$ 13,939	$ 12,858

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$ 120	$ -
Accounts payable - other	48	21
Income taxes payable	-	57
Other	221	208
Total current liabilities	389	286
Noncurrent Liabilities
Longdebt	349	349
Other	127	122
Total noncurrent liabilities	476	471
Common Shareholders' Equity
Common stock	8,428	7,602
Reinvested earnings	4,747	4,712
Accumulated other comprehensive loss	(101)
Total common shareholders' equity	13,074	12,101
Total Liabilities and Shareholders' Equity	$ 13,939	$ 12,858

PG&E CORPORATION
SCHEDULE I - CONDENSED FINANCIAL INFORMATION OF PARENT - (Continued)
CONDENSED STATEMENTS OF CASH FLOWS
(in millions)

	Year Ended December 31,
	2012	2011	2010
Cash Flows from Operating Activities:
Net income	$816	$844	$1,099
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation amortization	51	36	38
Equity in earnings of subsidiaries	(817)	(852)	(1,105)
Deferred income taxes and tax credits, net	(31)	(26)	19
Noncurrent income taxes receivable/payable	(6)	(47)	34
Current income taxes receivable/payable	(82)	49	(1)
Other	20	(80)	(50)
Net cash provided by (used in) operating activities	(49)	(76)	34
Cash Flows From Investing Activities:
Investment in subsidiaries	(1,023)	(759)	(347)
Dividends received from subsidiaries (1)	716	716	716
Proceeds from tax equity investments	228	129	7
Other	-	-	(4)
Net cash provided by (used in) investing activities	(79)	86	372
Cash Flows From Financing Activities:
Borrowings under revolving credit facilities	120	150	90
Repayments under revolving credit facilities	-	(150)	(90)
Common stock issued	751	662	303
Common stock dividends paid (2)	(746)	(704)	(662)
Other	1	1	-
Net cash provided by (used in) financing activities	126	(41)	(359)
Net change in cash and cash equivalents	(2)	(31)	47
Cash and cash equivalents at January 1	209	240	193
Cash and cash equivalents at December 31	$207	$209	$240
Supplemental disclosures of cash flow information
Cash received (paid) for:
Interest, net of amounts capitalized	$(20)	$(20)	$(20)
Income taxes, net	(60)	8	36
Supplemental disclosures of noncash investing and financing
activities
Noncash common stock issuances	$22	$24	$265
Common stock dividends declared but not yet paid	196	188	183

(1)

(2)

On January 15, April 15, July 15, October 15, 2011, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

On January 15, 2010, PG&E Corporation paid a quarterly common stock dividend of $0.42 per share.  On April 15, July 15, and October 15, 2010, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

Schedule II - Consolidated Valuation And Qualifying Accounts	12 Months Ended
Dec. 31, 2012
Schedule II - Consolidated Valuation And Qualifying Accounts

PG&E Corporation
SCHEDULE II - CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS
For the Years Ended December 31, 2012, 2011, and 2010
(in millions)
Additions
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions (2)	Balance at End of Period
Valuation and qualifying accounts deducted from assets:
2012:
Allowance for uncollectible accounts(1)	$ 81	$ 66	$ -	$ 60	$ 87
2011:
Allowance for uncollectible accounts(1)	$ 81	$ 60	$ -	$ 60	$ 81
2010:
Allowance for uncollectible accounts(1)	$ 68	$ 56	$ -	$ 43	$ 81

(1) Allowance for uncollectible accounts is deducted from “Accounts receivable - Customers.”

(2) Deductions consist principally of write-offs, net of collections of receivables previously written off.

Pacific Gas and Electric Company
SCHEDULE II - CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS
For the Years Ended December 31, 2012, 2011, and 2010
(in millions)
Additions
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions (2)	Balance at End of Period
Valuation and qualifying accounts deducted from assets:
2012:
Allowance for uncollectible accounts(1)	$ 81	$ 66	$ -	$ 60	$ 87
2011:
Allowance for uncollectible accounts(1)	$ 81	$ 60	$ -	$ 60	$ 81
2010:
Allowance for uncollectible accounts(1)	$ 68	$ 56	$ -	$ 43	$ 81

(1) Allowance for uncollectible accounts is deducted from “Accounts receivable - Customers.”

(2) Deductions consist principally of write-offs, net of collections of receivables previously written off.

Summary Of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2012
Summary Of Significant Accounting Policies [Abstract]
Cash And Cash Equivalents
Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term, highly liquid investments with original maturities of three months or less.  Cash equivalents are stated at fair value.

Restricted Cash
Restricted Cash

Restricted cash consists primarily of the Utility's cash held in escrow pending the resolution of the remaining disputed claims made by electricity suppliers in the Utility's proceeding under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”).  (See Note 13 below.)

Allowance For Doubtful Accounts Receivable
Allowance for Doubtful Accounts Receivable

PG&E Corporation and the Utility recognize an allowance for doubtful accounts to record accounts receivable at estimated net realizable value.  The allowance is determined based upon a variety of factors, including historical write-off experience, aging of receivables, current economic conditions, and assessment of customer collectability.

Inventories
Inventories

Inventories are carried at weighted-average cost.  Inventories include natural gas stored underground and materials and supplies.  Natural gas stored underground represents purchases that are recorded to inventory and then expensed at weighted average cost when withdrawn and distributed to customers or used in electric generation.  Materials and supplies are recorded to inventory when purchased and then expensed or capitalized to plant, as appropriate, when consumed or installed.

Property, Plant, And Equipment
Property, Plant, and Equipment

Property, plant, and equipment are reported at their original cost.  These original costs include labor and materials, construction overhead, and allowance for funds used during construction (“AFUDC”).  The Utility's estimated useful lives and balances of its property, plant, and equipment were as follows:
	Estimated Useful	Balance at December 31,
(in millions, except estimated useful lives)	Lives (years)	2012	2011
Electricity generating facilities (1)	10 to 100	$8,253	$6,488
Electricity distribution facilities	10 to 55	23,767	22,395
Electricity transmission	10 to 70	7,681	6,968
Natural gas distribution facilities	20 to 53	8,257	7,832
Natural gas transportation and storage	5 to 48	4,314	4,099
Construction work in progress		1,894	1,770
Total property, plant, and equipment		54,166	49,552
Accumulated depreciation		(16,643)	(15,898)
Net property, plant, and equipment		$37,523	$33,654

 (1) Balance includes nuclear fuel inventories.  Stored nuclear fuel inventory is stated at weighted average cost.  Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output.  (See Note 15 below.)

Depreciation
Depreciation

The Utility depreciates property, plant, and equipment using the composite, or group, method of depreciation, in which a single depreciation rate is applied to the gross investment in a particular class of property.  This method approximates the straight line method of depreciation over the useful lives of property, plant, and equipment.  The Utility's composite depreciation rates were 3.63% in 2012, 3.67% in 2011, and 3.38% in 2010.

The useful lives of the Utility's property, plant, and equipment are authorized by the CPUC and the FERC, and the depreciation expense is recovered through rates charged to customers.  Depreciation expense includes a component for the original cost of assets and a component for estimated cost of future removal, net of any salvage value at retirement.  Upon retirement, the original cost of the retired assets, net of salvage value, is charged against accumulated depreciation.  The cost of repairs and maintenance, including planned major maintenance activities and minor replacements of property, is charged to operating and maintenance expense as incurred.

AFUDC
AFUDC

AFUDC is a method used to compensate the Utility for the estimated cost of debt (i.e., interest) and equity funds used to finance regulated plant additions and is capitalized as part of the cost of construction.  AFUDC is recoverable from customers through rates over the life of the related property once the property is placed in service.  AFUDC related to the cost of debt is recorded as a reduction to interest expense.  AFUDC related to the cost of equity is recorded in other income.  The Utility recorded AFUDC of $49 million and $107 million during 2012, $40 million and $87 million during 2011, and $50 million and $110 million during 2010, related to debt and equity, respectively.

Regulation And Regulated Operations
Regulation and Regulated Operations

As a regulated entity, the Utility's rates are designed to recover the costs of providing service.  The Utility capitalizes and records, as regulatory assets, costs that would otherwise be charged to expense if it is probable that the incurred costs will be recovered in future rates.  Regulatory assets are amortized over the future periods in which the costs are recovered.  If costs expected to be incurred in the future are currently being recovered through rates, the Utility records those expected future costs as regulatory liabilities.  In addition, amounts that are probable of being credited or refunded to customers in the future are recorded as regulatory liabilities.

The Utility's ability to recover the revenue requirements that have been authorized by the CPUC in a general rate case (“GRC”) and a gas transmission and storage rate case (“GT&S”) does not depend on the volume of the Utility's sales of electricity and natural gas services. The Utility's recovery of a significant portion of its authorized revenue requirements through rates is independent, or “decoupled,” from the volume of electricity and natural gas sales.

The Utility records differences between actual customer billings and the Utility's authorized revenue requirement, as well as differences between incurred costs and customer billings or authorized revenue meant to recover those costs.  To the extent these differences are probable of recovery or refund, the Utility records a regulatory balancing account asset or liability, respectively and the differences do not have an impact on net income.  For further discussion, see “Revenue Recognition” below.

To the extent that portions of the Utility's operations cease to be subject to cost-of-service rate regulation, or recovery is no longer probable as a result of changes in regulation or other reasons, the related regulatory assets and liabilities are written off.

Intangible Assets
Intangible Assets

Intangible assets primarily consist of hydroelectric facility licenses with terms ranging from 19 to 53 years.  The gross carrying amount of intangible assets was $110 million at December 31, 2012 and $112 million at December 31, 2011.  The accumulated amortization was $49 million at December 31, 2012 and $47 million at December 31, 2011.

The Utility's amortization expense related to intangible assets was $2 million in 2012, $3 million in 2011, and $4 million in 2010.  The estimated annual amortization expense for 2013 through 2017 based on the December 31, 2012 intangible assets balance is $3 million.  Intangible assets are recorded to other noncurrent assets - other in the Consolidated Balance Sheets.

Asset Retirement Obligations

Asset Retirement Obligations

PG&E Corporation and the Utility record an ARO at discounted fair value in the period in which the obligation is incurred if the discounted fair value can be reasonably estimated.  In the same period, the associated asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset.  In each subsequent period, the ARO is accreted to its present value.  PG&E Corporation and the Utility also record an ARO if a legal obligation to perform an asset removal exists and can be reasonably estimated, but performance is conditional upon a future event.  The Utility recognizes timing differences between the recognition of costs and the costs recovered through the ratemaking process as regulatory assets or liabilities.  (See Note 3 below.)  The Utility has an ARO primarily for its nuclear generation facilities, certain fossil fuel-fired generation facilities, and gas transmission system assets.

Detailed studies of the cost to decommission the Utility's nuclear generation facilities are conducted every three years in conjunction with the Nuclear Decommissioning Cost Triennial Proceedings (“NDCTP”) conducted by the CPUC.  In December 2012, the Utility submitted its updated decommissioning cost estimate with the CPUC.  The estimated undiscounted cost to decommission the Utility's nuclear power plants increased by $1.4 billion due to higher spent nuclear fuel disposal costs and an increase in the scope of work.  The decommissioning cost estimates are based on the plant location and cost characteristics for the Utility's nuclear generation facilities.  Actual decommissioning costs may vary from these estimates as a result of changes in assumptions such as decommissioning dates; regulatory requirements; technology; and costs of labor, materials, and equipment.  The Utility recovers its revenue requirements for decommissioning costs from customers through a non-bypassable charge that the Utility expects will continue until those costs are fully recovered.  A significant portion of the increase in decommissioning cost estimates is due to the need to develop on-site storage for spent nuclear fuel because the federal government has failed to meet its obligation to develop a permanent repository for the disposal of nuclear waste from nuclear facilities in the United States.  The Utility expects that it will recover its future on-site storage costs from the federal government.  The Utility already has recovered $266 million for spent nuclear fuel costs incurred through 2010. (See “Spent Nuclear Fuel Storage Proceedings” in Note 15 below).  Recovered amounts will be refunded to customers through rates.  In its 2012 NDCTP application, the Utility requested that the CPUC issue a final decision by the end of 2013.

The estimated undiscounted nuclear decommissioning cost for the Utility's nuclear generation facilities was approximately $3.5 billion at December 31, 2012 and $2.3 billion at December 31, 2011, as filed in the 2012 and 2009 NDCTPs, respectively.  In future dollars, the estimated nuclear decommissioning cost is approximately $6.1 billion and $4.4 billion, respectively.  These estimates are based on the 2012 and 2009 decommissioning cost studies, respectively, and are prepared in accordance with CPUC requirements.  The estimated nuclear decommissioning cost in future dollars is discounted for GAAP purposes and recognized as an ARO on the Consolidated Balance Sheets.  The total nuclear decommissioning obligation accrued in accordance with GAAP was $2.5 billion at December 31, 2012 and $1.2 billion at December 31, 2011.

A reconciliation of the changes in the ARO liability is as follows:
(in millions)
ARO liability at December 31, 2010	$1,586
Revision in estimated cash flows	10
Accretion	100
Liabilities settled	(87)
ARO liability at December 31, 2011	1,609
Revision in estimated cash flows	1,301
Accretion	101
Liabilities settled	(92)
ARO liability at December 31, 2012	$2,919

The Utility has identified the following AROs for which a reasonable estimate of fair value could not be made.  As a result, the Utility has not recorded a liability related to these AROs:
∙      Restoration of land to its pre-use condition under the terms of certain land rights agreements.  Land rights will be maintained for the foreseeable future, and therefore, the Utility cannot reasonably estimate the settlement date(s) or range of settlement dates for the obligations associated with these assets;

Removal and proper disposal of lead-based paint contained in some Utility facilities.  The Utility does not have information available that specifies which facilities contain lead-based paint and, therefore, cannot reasonably estimate the settlement date(s) associated with the obligations; and

Removal of certain communications equipment from leased property, and retirement activities associated with substation and certain hydroelectric facilities.  The Utility will maintain and continue to operate its hydroelectric facilities until the operation of a facility becomes uneconomical.  The operation of the majority of the Utility's hydroelectric facilities is currently, and for the foreseeable future, expected to be economically beneficial.  Therefore, the settlement date(s) cannot be reasonably estimated at this time.

Disallowance of Plant Costs
Disallowance of Plant Costs

PG&E Corporation and the Utility record a charge to net income when it is both probable that costs incurred or projected to be incurred for recently completed plant will not be recoverable through rates charged to customers and the amount of disallowance can be reasonably estimated.  During 2012, the Utility recorded a $353 million charge to net income for capital expenditures incurred in connection with its pipeline safety enhancement plan that were either specifically disallowed or that are forecasted to exceed the CPUC's authorized levels.  (See “CPUC Gas Safety Rulemaking Proceeding” in Note 15 below).  No material disallowance losses were recorded in 2011 and $36 million in disallowance losses were recorded in 2010.

Gains And Losses On Debt Extinguishments
Gains and Losses on Debt Extinguishments

Gains and losses on debt extinguishments associated with regulated operations are deferred and amortized over the remaining original amortization period of the debt reacquired, consistent with recovery of costs through regulated rates.  PG&E Corporation and the Utility recorded unamortized loss on debt extinguishments, net of gain, of $163 million and $186 million at December 31, 2012 and 2011, respectively.  The amortization expense related to this loss was $23 million in 2012, $18 million in 2011, and $23 million in 2010.  Deferred gains and losses on debt extinguishments are recorded to current assets - regulatory assets and other noncurrent assets - regulatory assets in the Consolidated Balance Sheets.

Revenue Recognition
Revenue Recognition

The Utility recognizes revenues as electricity and natural gas services are delivered, and includes amounts for services rendered but not yet billed at the end of the period.

The CPUC authorizes most of the Utility's revenue requirements in its GRC and its GT&S, which generally occur every three years.  The Utility's ability to recover revenue requirements authorized by the CPUC in these rates cases is independent, or “decoupled” from the volume of the Utility's sales of electricity and natural gas services.  The Utility recognizes revenues once they have been authorized for rate recovery, amounts are objectively determinable and probable of recovery, and amounts will be collected within 24 months.  Generally, the revenue recognition criteria are met ratably over the year.  (See Note 3 below.)

The CPUC also has authorized the Utility to collect additional revenue requirements to recover costs that the Utility has been authorized to pass on to customers, including costs to purchase electricity and natural gas; and to fund public purpose, demand response, and customer energy efficiency programs.  Generally, the revenue recognition criteria for pass-through costs billed to customers are met at the time the costs are incurred.

The FERC authorizes the Utility's revenue requirements in annual transmission owner rate cases.  The Utility's ability to recover revenue requirements authorized by the FERC is dependent on the volume of the Utility's electricity sales, and revenue is recognized only for amounts billed and unbilled.

The Utility's revenues and net income also are affected by incentive ratemaking mechanisms that adjust rates depending on the extent to which the Utility meets certain performance criteria.

Income Taxes
Income Taxes

PG&E Corporation and the Utility use the liability method of accounting for income taxes.  Income tax provision includes current and deferred income taxes resulting from operations during the year.  PG&E Corporation and the Utility estimate current period actual tax expense in addition to calculating deferred tax assets and liabilities.  Deferred tax assets and liabilities result from temporary tax and accounting timing differences, such as depreciation, and are reported within the PG&E Corporation and Utility's balance sheets.  (See Note 9 below.)

PG&E Corporation and the Utility recognize a tax benefit if it is more likely than not that a tax position taken or expected to be taken in a tax return will be sustained upon examination by taxing authorities based on the merits of the position.  The tax benefit recognized in the financial statements is measured based on the largest amount of benefit that is greater than 50% likely of being realized upon settlement.  As such, the difference between a tax position taken or expected to be taken in a tax return in future periods and the benefit recognized and measured pursuant to this guidance represents an unrecognized tax benefit.

Investment tax credits are deferred and amortized to income over time. The Utility amortizes its investment tax credits over the life of the related property in accordance with regulatory treatment.  PG&E Corporation amortizes its investment tax credits over the projected investment recovery period

PG&E Corporation files a consolidated U.S. federal income tax return that includes domestic subsidiaries in which its ownership is 80% or more.  In addition, PG&E Corporation files a combined state income tax return in California.  PG&E Corporation and the Utility are parties to a tax-sharing agreement under which the Utility determines its income tax provision (benefit) on a stand-alone basis.

Nuclear Decommissioning Trusts
Nuclear Decommissioning Trusts

The Utility's nuclear generation facilities consist of two units at Diablo Canyon and the retired facility at Humboldt Bay.  Nuclear decommissioning requires the safe removal of a nuclear generation facility from service and the reduction of residual radioactivity to a level that permits termination of the NRC license and release of the property for unrestricted use.  The Utility's nuclear decommissioning costs are recovered from customers through rates and are held in trusts until authorized for release by the CPUC.

The Utility classifies its investments held in the nuclear decommissioning trusts as “available-for-sale.”  Since the Utility's nuclear decommissioning trust assets are managed by external investment managers, the Utility does not have the ability to sell its investments at its discretion.  Therefore, all unrealized losses are considered other-than-temporary impairments.  Gains or losses on the nuclear decommissioning trust investments are refundable or recoverable, respectively, from customers through rates.  Therefore, trust earnings are deferred and included in the regulatory liability for recoveries in excess of the ARO.  There is no impact on the Utility's earnings or accumulated other comprehensive income.  The cost of debt and equity securities sold is determined by specific identification.

Accounting For Derivatives And Hedging Activities
Accounting for Derivatives

Derivative instruments are recorded in PG&E Corporation's and the Utility's Consolidated Balance Sheets at fair value, unless they qualify for the normal purchase and sales exception.  Changes in the fair value of derivative instruments are recorded in earnings or, to the extent that they are probable of future recovery through regulated rates, are deferred and recorded in regulatory accounts.

The normal purchase and sales exception to derivative accounting requires, among other things, physical delivery of quantities expected to be used or sold over a reasonable period in the normal course of business.  Transactions which qualify for the normal purchase and sales exception are not reflected in the Consolidated Balance Sheets at fair value, but are accounted for under the accrual method of accounting.  Therefore, expenses are recognized as incurred.

PG&E Corporation and the Utility offset cash collateral paid or cash collateral received against the fair value amounts recognized for derivative instruments executed with the same counterparty under a master netting arrangement where the right of offset and the intention to offset exist.  (See Note 10 below.)

Fair Value Measurements
Fair Value Measurements

PG&E Corporation and the Utility determine the fair value of certain assets and liabilities based on assumptions that market participants would use in pricing the assets or liabilities.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, or the “exit price.”  PG&E Corporation and the Utility utilize a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value and give precedence to observable inputs in determining fair value.  An instrument's level within the hierarchy is based on the lowest level of any significant input to the fair value measurement.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).  (See Note 11 below.)

Variable Interest Entities
Variable Interest Entities

PG&E Corporation and the Utility are required to consolidate the financial results of any entities that they control.  In most cases, control can be determined based on majority ownership or voting interests.  However, there are certain entities known as variable interest entities (“VIEs”) for which control is difficult to discern based on ownership or voting interests alone.  A VIE is an entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, or whose equity investors lack any characteristics of a controlling financial interest.  An enterprise has a controlling financial interest in a VIE if it has the obligation to absorb expected losses or the right to receive expected gains that could potentially be significant to the VIE and if it has any decision-making rights associated with the activities that are most significant to the VIE's economic performance, including the power to design the VIE.  An enterprise that has a controlling financial interest in a VIE is known as the VIE's primary beneficiary and is required to consolidate the VIE.

In determining whether consolidation of a particular entity is required, PG&E Corporation and the Utility first evaluate whether the entity is a VIE.  If the entity is a VIE, PG&E Corporation and the Utility use a qualitative approach to determine if either is the primary beneficiary of the VIE.

Some of the counterparties to the Utility's power purchase agreements are considered VIEs.  Each of these VIEs was designed to own a power plant that would generate electricity for sale to the Utility subject to the terms of a power purchase agreement.  In determining whether the Utility is the primary beneficiary of any of these VIEs, it assesses whether it absorbs any of the VIE's expected losses or receives any portion of the VIE's expected residual returns under the terms of the power purchase agreement.  This assessment includes an evaluation of how the risks and rewards associated with the power plant's activities are absorbed by variable interest holders, as well as an analysis of the variability in the VIE's gross margin and the impact of the power purchase agreement on the gross margin.  Under each of these power purchase agreements, the Utility is obligated to purchase electricity or capacity, or both, from the VIE.  The Utility does not provide any other support to these VIEs, and the Utility's financial exposure is limited to the amount it pays for delivered electricity and capacity.  (See Note 15 below.)  The Utility does not have any decision-making rights associated with the design of any VIEs, nor does the Utility have the power to direct the activities that are most significant to the economic performance of any VIEs such as dispatch rights, operating and maintenance activities, or re-marketing activities of the power plant after the termination of any VIE's power purchase agreement with the Utility.  Since the Utility was not the primary beneficiary of any of these VIEs at December 31, 2012, it did not consolidate any of them.

The Utility continued to consolidate the financial results of PG&E Energy Recovery Funding LLC (“PERF”), a VIE, at December 31, 2012, since the Utility is the primary beneficiary of PERF.  PERF was formed in 2005 as a wholly owned subsidiary of the Utility to issue energy recovery bonds (“ERBs”) in connection with the settlement agreement entered into among PG&E Corporation, the Utility, and the CPUC in 2003 to resolve the Utility's proceeding under Chapter 11 (“Chapter 11 Settlement Agreement”).  The Utility has a controlling financial interest in PERF since the Utility is exposed to PERF's losses and returns through the Utility's 100% equity investment in PERF and the Utility was involved in the design of PERF, which was an activity that was significant to PERF's economic performance.  PERF is expected to be dissolved in 2013.  (See Note 5 below.)  While PERF is a wholly owned consolidated subsidiary of the Utility, it is legally separate from the Utility.  The assets (including the recovery property) of PERF are not available to creditors of the Utility of PG&E Corporation, and the recovery property is not legally an asset of the Utility or PG&E Corporation.

At December 31, 2012, PG&E Corporation affiliates had entered into four tax equity agreements to fund residential and commercial retail solar energy installations with two privately held companies that are considered VIEs.  Under these agreements, PG&E Corporation has agreed to provide lease payments and investment contributions of up to $396 million to these companies in exchange for the right to receive benefits from local rebates, federal grants, and a share of the customer payments made to these companies.  The majority of these amounts are recorded in other noncurrent assets - other in PG&E Corporation's Consolidated Balance Sheets.  At December 31, 2012, PG&E Corporation had made total payments of $361 million under these agreements and received $228 million in benefits and customer payments.  In determining whether  PG&E Corporation is the primary beneficiary of any of these VIEs, PG&E Corporation assesses which of the variable interest holders has control over these companies' significant economic activities, such as the design of the companies, vendor selection, construction, customer selection, and re-marketing activities after the termination of customer leases. PG&E Corporation determined that these companies control these activities, while its financial exposure from these agreements is generally limited to its lease payments and investment contributions to these companies.  Since PG&E Corporation was not the primary beneficiary of any of these VIEs at December 31, 2012, it did not consolidate any of them

Summary Of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Summary Of Significant Accounting Policies [Abstract]
Schedule Of Estimated Useful Lives And Balances Of Utility's Property, Plant And Equipment

	Estimated Useful	Balance at December 31,
(in millions, except estimated useful lives)	Lives (years)	2012	2011
Electricity generating facilities (1)	10 to 100	$8,253	$6,488
Electricity distribution facilities	10 to 55	23,767	22,395
Electricity transmission	10 to 70	7,681	6,968
Natural gas distribution facilities	20 to 53	8,257	7,832
Natural gas transportation and storage	5 to 48	4,314	4,099
Construction work in progress		1,894	1,770
Total property, plant, and equipment		54,166	49,552
Accumulated depreciation		(16,643)	(15,898)
Net property, plant, and equipment		$37,523	$33,654

 (1) Balance includes nuclear fuel inventories.  Stored nuclear fuel inventory is stated at weighted average cost.  Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output.  (See Note 15 below.)

Schedule Of Changes In Asset Retirement Obligations

(in millions)
ARO liability at December 31, 2010	$1,586
Revision in estimated cash flows	10
Accretion	100
Liabilities settled	(87)
ARO liability at December 31, 2011	1,609
Revision in estimated cash flows	1,301
Accretion	101
Liabilities settled	(92)
ARO liability at December 31, 2012	$2,919

Regulatory Assets, Liabilities, And Balancing Accounts (Tables)	12 Months Ended
Dec. 31, 2012
Regulatory Assets, Liabilities, And Balancing Accounts [Abstract]
Long-Term Regulatory Assets
	Balance at December 31,
(in millions)	2012	2011
Pension benefits	$3,275	$2,899
Deferred income taxes	1,627	1,444
Utility retained generation	552	613
Environmental compliance costs	604	520
Price risk management	210	339
Electromechanical meters	194	247
Unamortized loss, net of gain, on reacquired debt	141	163
Other	206	281
Total long-term regulatory assets	$6,809	$6,506

Long-Term Regulatory Liabilities
	Balance at December 31,
(in millions)	2012	2011
Cost of removal obligations	$3,625	$3,460
Recoveries in excess of AROs	620	611
Public purpose programs	590	499
Other	253	163
Total long-term regulatory liabilities	$5,088	$4,733

Current Regulatory Balancing Accounts, Net
	Receivable (Payable)
	Balance at December 31,
(in millions)	2012	2011
Distribution revenue adjustment mechanism	$219	$223
Utility generation	117	241
Hazardous substance	56	57
Public purpose programs	(83)	97
Gas fixed cost	44	16
Energy recovery bonds	(43)	(105)
Energy procurement	77	(48)
Department of Energy Settlement	(250)	-
Other	165	227
Total regulatory balancing accounts, net	$302	$708

Debt (Tables)	12 Months Ended
Dec. 31, 2012
Debt [Abstract]
Schedule Of Long-Term Debt

	December 31,
(in millions)	2012	2011
PG&E Corporation
Senior notes, 5.75%, due 2014	350	350
Unamortized discount	-	(1)
Total senior notes	350	349
Total PG&E Corporation long-term debt	350	349
Utility
Senior notes:
6.25% due 2013	400	400
4.80% due 2014	1,000	1,000
5.625% due 2017	700	700
8.25% due 2018	800	800
3.50% due 2020	800	800
4.25% due 2021	300	300
3.25% due 2021	250	250
2.45% due 2022	400	-
6.05% due 2034	3,000	3,000
5.80% due 2037	950	950
6.35% due 2038	400	400
6.25% due 2039	550	550
5.40% due 2040	800	800
4.50% due 2041	250	250
4.45% due 2042	400	-
3.75% due 2042	350	-
Less: current portion	(400)	-
Unamortized discount, net of premium	(51)	(51)
Total senior notes, net of current portion	10,899	10,149
Pollution control bonds:
Series 1996 C, E, F, 1997 B, variable rates (1), due 2026 (2)	614	614
Series 2004 A-D, 4.75%, due 2023 (3)	345	345
Series 2009 A-D, variable rates (4), due 2016 and 2026 (5)	309	309
Series 2010 E, 2.25%, due 2026 (6)	-	50
Less: current portion	-	(50)
Total pollution control bonds	1,268	1,268
Total Utility long-term debt, net of current portion	12,167	11,417
Total consolidated long-term debt, net of current portion	$12,517	$11,766

 (1)  At December 31, 2012, interest rates on these bonds and the related loans ranged from 0.10% to 0.14%.
(2)  Each series of these bonds is supported by a separate letter of credit that expires on May 31, 2016. Although the stated maturity date is 2026, each series will remain outstanding only if the Utility extends or replaces the letter of credit related to the series or otherwise obtains consent from the issuer to the continuation of the series without a credit facility.
(3) The Utility has obtained credit support from an insurance company for these bonds.
(4) At December 31, 2012, interest rates on these bonds and the related loans ranged from 0.05% to 0.11%.
(5) Each series of these bonds is supported by a separate direct-pay letter of credit that expires on May 31, 2016.  Subject to certain requirements, the Utility may choose not to provide a credit facility without issuer consent.
(6) These bonds bore interest at 2.25% per year through April 1, 2012; and were subject to mandatory tender on April 2, 2012.  The Utility repurchased these bonds on April 2, 2012 and continues to hold them.

Schedule Of Long-Term Debt Repayments

(in millions,
except interest rates)	2013	2014	2015	2016	2017	Thereafter	Total
PG&E Corporation
Average fixed interest rate	-	5.75%	-	-	-	-	5.75%
Fixed rate obligations	$-	$350	$-	$-	$-	$-	$350
Utility
Average fixed interest rate	6.25%	4.80%	-	-	5.63%	5.45%	5.43%
Fixed rate obligations	$400	$1,000	$-	$-	$700	$9,595	$11,695
Variable interest rate
as of December 31, 2012	-	-	-	0.11%	-	-	0.11%
Variable rate obligations	$-	$-	$-	$923 (1)	-	$-	$923
Total consolidated debt	$400	$1,350	$-	$923	$700	$9,595	$12,968

 (1) These bonds, due in 2016 and 2026, are backed by letters of credit that expire on May 31, 2016.

Schedule Of Line Of Credit

				Letters of
	Termination	Facility		Credit		Commercial	Facility
(in millions)	Date	Limit		Outstanding	Borrowings	Paper	Availability
PG&E Corporation	May 2016	$300	(1)	$-	$120	$-	$180
Utility	May 2016	3,000	(2)	266	-	370 (3)	2,364 (3)
Total revolving credit facilities		$3,300		$266	$120	$370	$2,544

 (1) Includes a $100 million sublimit for letters of credit and a $100 million commitment for loans that are made available on a same-day basis and are repayable in full within 7 days.
(2) Includes a $1.0 billion sublimit for letters of credit and a $300 million commitment for loans that are made available on a same-day basis and are repayable in full within 7 days.
(3) The Utility treats the amount of its outstanding commercial paper as a reduction to the amount available under its revolving credit facility.

Common Stock And Share-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule Of Compensation Expense For Share-Based Incentive Awards
(in millions)	2012	2011	2010
Restricted stock units	$31	$22	$9
Other share-based compensation	-	1	14
Performance shares:
Equity awards	26	16	11
Liability awards	-	(13)	22
Total compensation expense (pre-tax)	$57	$26	$56
Total compensation expense (after-tax)	$34	$16	$33

Schedule Of Restricted Stock Units Activity
	Number of	Weighted Average Grant-
	Restricted Stock Units	Date Fair Value
Nonvested at January 1	1,626,048	$42.57
Granted	923,001	$42.17
Vested	(424,034)	$41.88
Forfeited	(55,724)	$42.64
Nonvested at December 31	2,069,291	$42.52

Schedule Of Nonvested Performance-Based Units Activity
	Number of	Weighted Average Grant-
	Performance Shares	Date Fair Value
Nonvested at January 1	1,325,406	$34.64
Granted	834,420	$41.93
Vested	(425)	$34.86
Forfeited (1)	(661,928)	$35.71
Nonvested at December 31	1,497,473	$38.15

(1) Includes performance shares that expired with zero value as performance targets were not met.

Preferred Stock (Tables)	12 Months Ended
Dec. 31, 2012
Preferred Stock [Abstract]
Summary Of Issued And Outstanding Preferred Stock

(in millions, except share amounts, redemption
price, and par value)	Shares Outstanding	Redemption Price	Balance
Nonredeemable $25 par value preferred stock
5.00% Series	400,000	N/A	$10
5.50% Series	1,173,163	N/A	30
6.00% Series	4,211,662	N/A	105
Total nonredeemable preferred stock	5,784,825		$145

Redeemable $25 par value preferred stock
4.36% Series	418,291	$25.75	$11
4.50% Series	611,142	26.00	15
4.80% Series	793,031	27.25	20
5.00% Series	1,778,172	26.75	44
5.00% Series A	934,322	26.75	23
Total redeemable preferred stock	4,534,958		$113
Preferred stock			$258

Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Reconciliation Of PG&E Corporation's Income Available For Common Shareholders And Weighted Average Shares Of Common Stock Outstanding For Calculating Basic and Diluted EPS
	Year Ended December 31,
(in millions, except per share amounts)	2012	2011
Income available for common shareholders	$816	$844
Weighted average common shares outstanding, basic	424	401
Add incremental shares from assumed conversions:
Employee share-based compensation	1	1
Weighted average common share outstanding, diluted	425	402
Total earnings per common share, diluted	$1.92	$2.10

	Year Ended December 31, 2010
(in millions, except per share amounts)	Basic	Diluted
Income available for common shareholders	$1,099	$1,099
Less: distributed earnings to common shareholders	706	-
Undistributed earnings	$393	$1,099
Allocation of earnings to common shareholders
Distributed earnings to common shareholders	$706	$-
Undistributed earnings allocated to common shareholders	385	1,099
Add: Interest expense on convertible subordinated notes, net of tax	-	8
Total common shareholders earnings and assumed conversion	$1,091	$1,107
Weighted average common shares outstanding	382	382
Add incremental shares from assumed conversions:
Convertible subordinated notes	8	8
Employee share-based compensation	-	2
Weighted average common shares outstanding and participating securities	390	392
Net earnings per common share, basic
Distributed earnings, basic (1)	$1.85	$-
Undistributed earnings	1.01	2.82
Total	$2.86	$2.82

 (1) Distributed earnings, basic may differ from actual per share amounts paid as dividends, as the EPS computation under GAAP requires the use of the weighted average, rather than the actual, number of shares outstanding.

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Schedule Of Components Of Income Tax Expense (Benefit)
	PG&E Corporation			Utility
	Year Ended December 31,
(in millions)	2012	2011	2010	2012	2011	2010
Current:
Federal	$(74)	$(77)	$(12)	$(52)	$(83)	$(54)
State	33	152	130	41	161	134
Deferred:
Federal	374	504	525	404	534	589
State	(92)	(135)	(91)	(91)	(128)	(90)
Tax credits	(4)	(4)	(5)	(4)	(4)	(5)
Income tax provision	$237	$440	$547	$298	$480	$574

Schedule Of Deferred Tax Assets And Liabilities

	PG&E Corporation		Utility
	Year Ended December 31,
(in millions)	2012	2011	2012	2011
Deferred income tax assets:
Customer advances for construction	$101	$108	$101	$108
Reserve for damages	175	243	175	243
Environmental reserve	97	157	97	157
Compensation	229	310	179	258
Net operating loss carry forward	938	728	736	567
Other	264	217	255	180
Total deferred income tax assets	$1,804	$1,763	$1,543	$1,513
Deferred income tax liabilities:
Regulatory balancing accounts	$256	$643	$256	$643
Property related basis differences	7,449	6,544	7,447	6,536
Income tax regulatory asset	663	588	663	588
Other	173	192	99	105
Total deferred income tax liabilities	$8,541	$7,967	$8,465	$7,872
Total net deferred income tax liabilities	$6,737	$6,204	$6,922	$6,359
Classification of net deferred income tax liabilities:
Included in current liabilities (assets)	$(11)	$196	$(17)	$199
Included in noncurrent liabilities	6,748	6,008	6,939	6,160
Total net deferred income tax liabilities	$6,737	$6,204	$6,922	$6,359

Schedule Of Effective Income Tax Rate Reconciliation

	PG&E Corporation			Utility
	Year Ended December 31,
	2012	2011	2010	2012	2011	2010
Federal statutory income tax rate	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
Increase (decrease) in income
tax rate resulting from:
State income tax (net of
federal benefit)	(3.9)	1.1	0.7	(3.0)	1.6	1.0
Effect of regulatory treatment
of fixed asset differences	(4.1)	(4.4)	(3.1)	(3.9)	(4.2)	(3.0)
Tax credits	(0.6)	(0.5)	(0.4)	(0.6)	(0.5)	(0.4)
Benefit of loss carryback	(0.7)	(1.9)	-	(0.4)	(2.1)	-
Non deductible penalties	0.6	6.5	0.2	0.5	6.3	0.2
Other, net	(3.8)	(1.5)	0.8	(0.8)	0.1	1.1
Effective tax rate	22.5%	34.3%	33.2%	26.8%	36.2%	33.9%

Schedule Of Change In Unrecognized Tax Benefits
	PG&E Corporation			Utility
	2012	2011	2010	2012	2011	2010
(in millions)
Balance at beginning of year	$506	$714	$673	$503	$712	$652
Additions for tax position taken
during a prior year	32	2	27	26	2	27
Reductions for tax position
taken during a prior year	(13)	(198)	(20)	(10)	(196)	-
Additions for tax position
taken during the current year	67	3	89	67	-	87
Settlements	(11)	(15)	(55)	(11)	(15)	(54)
Balance at end of year	$581	$506	$714	$575	$503	$712

Derivatives And Hedging Activities (Tables)	12 Months Ended
Dec. 31, 2012
Derivatives And Hedging Activities [Abstract]
Volumes Of Outstanding Derivative Contracts

2012		Contract Volume (1)
			1 Year or	3 Years or
			Greater but	Greater but
		Less Than 1	Less Than 3	Less Than 5	5 Years or
Underlying Product	Instruments	Year	Years	Years	Greater (2)
Natural Gas (3)	Forwards and
(MMBtus (4))	Swaps	329,466,510	98,628,398	5,490,000	-
	Options	221,587,431	216,279,767	10,050,000	-
Electricity	Forwards and
(Megawatt-hours)	Swaps	2,537,023	3,541,046	2,009,505	2,538,718
	Options	-	239,015	239,233	119,508
	Congestion
	Revenue Rights	74,198,690	74,187,803	74,240,147	25,699,804

(1) Amounts shown reflect the total gross derivative volumes by commodity type that are expected to settle in each period.
(2) Derivatives in this category expire between 2018 and 2023.
(3) Amounts shown are for the combined positions of the electric fuels and core gas portfolios.
(4) Million British Thermal Units.

2011		Contract Volume (1)
			1 Year or	3 Years or
			Greater but	Greater but
		Less Than 1	Less Than 3	Less Than 5	5 Years or
Underlying Product	Instruments	Year	Years	Years	Greater (2)
Natural Gas (3)	Forwards and
(MMBtus (4))	Swaps	500,375,394	212,088,902	6,080,000	-
	Options	257,766,990	336,543,013	-	-
Electricity	Forwards and
(Megawatt-hours)	Swaps	4,718,568	5,206,512	2,142,024	3,754,872
	Options	1,248,000	132,048	264,348	264,096
	Congestion
	Revenue Rights	84,247,502	72,882,246	72,949,250	61,673,535

(1) Amounts shown reflect the total gross derivative volumes by commodity type that are expected to settle in each period.
(2) Derivatives in this category expire between 2017 and 2022.
(3) Amounts shown are for the combined positions of the electric fuels and core gas portfolios.
(4) Million British Thermal Units.

Outstanding Derivative Balances

2012	Commodity Risk
	Gross Derivative			Total Derivative
(in millions)	Balance	Netting	Cash Collateral	Balance
Current assets - other	$48	$(25)	$36	$59
Other noncurrent assets - other	99	(11)	-	88
Current liabilities - other	(255)	25	115	(115)
Noncurrent liabilities - other	(221)	11	14	(196)
Total commodity risk	$(329)	$-	$165	$(164)

2011	Commodity Risk
	Gross Derivative			Total Derivative
(in millions)	Balance	Netting	Cash Collateral	Balance
Current assets - other	$54	$(39)	$103	$118
Other noncurrent assets - other	113	(59)	-	54
Current liabilities - other	(489)	39	274	(176)
Noncurrent liabilities - other	(398)	59	101	(238)
Total commodity risk	$(720)	$-	$478	$(242)

Gains And Losses On Derivative Instruments
	Commodity Risk
	For the year ended December 31,
(in millions)	2012	2011	2010
Unrealized gain/(loss) - regulatory assets and liabilities (1)	$391	$21	$(260)
Realized loss - cost of electricity (2)	(486)	(558)	(573)
Realized loss - cost of natural gas (2)	(38)	(106)	(79)
Total commodity risk	$(133)	$(643)	$(912)

(1) Unrealized gains and losses on commodity risk-related derivative instruments are recorded to regulatory assets or liabilities, rather than being recorded to the  Consolidated Statements of Income.  These amounts exclude the impact of cash collateral postings.
(2) These amounts are fully passed through to customers in rates.  Accordingly, net income was not impacted by realized amounts on these instruments.

Additional Cash Collateral The Utility Would Be Required To Post If Its Credit Risk-Related Contingency Features Were Triggered
	Balance at December 31,
(in millions)	2012	2011
Derivatives in a liability position with credit risk-related
contingencies that are not fully collateralized	$(266)	$(611)
Related derivatives in an asset position	59	86
Collateral posting in the normal course of business related to
these derivatives	103	250
Net position of derivative contracts/additional collateral
posting requirements (1)	$(104)	$(275)

 (1) This calculation excludes the impact of closed but unpaid positions, as their settlement is not impacted by any of the Utility's credit risk-related contingencies.

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2012
Fair Value Measurements [Abstract]
Assets And Liabilities Measured At Fair Value On A Recurring Basis

	Fair Value Measurements
	At December 31, 2012
(in millions)	Level 1	Level 2	Level 3	Netting (1)	Total
Assets:
Money market investments	$209	$-	$-	$-	$209
Nuclear decommissioning trusts
Money market investments	21	-	-	-	21
U.S. equity securities	940	9	-	-	949
Non-U.S. equity securities	379	-	-	-	379
U.S. government and agency securities	681	139	-	-	820
Municipal securities	-	59	-	-	59
Other fixed-income securities	-	173	-	-	173
Total nuclear decommissioning trusts (2)	2,021	380	-	-	2,401
Price risk management instruments
(Note 10)
Electricity	1	60	80	6	147
Gas	-	5	1	(6)	-
Total price risk management instruments	1	65	81	-	147
Rabbi trusts
Fixed-income securities	-	30	-	-	30
Life insurance contracts	-	72	-	-	72
Total rabbi trusts	-	102	-	-	102
Long-term disability trust
Money market investments	10	-	-	-	10
U.S. equity securities	-	14	-	-	14
Non-U.S. equity securities	-	11	-	-	11
Fixed-income securities	-	136	-	-	136
Total long-term disability trust	10	161	-	-	171
Total assets	$2,241	$708	$81	$-	$3,030
Liabilities:
Price risk management instruments
(Note 10)
Electricity	$155	$144	$160	$(156)	$303
Gas	8	9	-	(9)	8
Total liabilities	$163	$153	$160	$(165)	$311

(1) Includes the effect of the contractual ability to settle contracts under master netting agreements and margin cash collateral.
(2) Excludes $240 million at December 31, 2012 primarily related to deferred taxes on appreciation of investment value.

	Fair Value Measurements
	At December 31, 2011
(in millions)	Level 1	Level 2	Level 3	Netting (1)	Total
Assets:
Money market investments	$206	$-	$-	$-	$206
Nuclear decommissioning trusts
Money market investments	24	-	-	-	24
U.S. equity securities	841	8	-	-	849
Non-U.S. equity securities	323	-	-	-	323
U.S. government and agency securities	720	156	-	-	876
Municipal securities	-	58	-	-	58
Other fixed-income securities	-	99	-	-	99
Total nuclear decommissioning trusts (2)	1,908	321	-	-	2,229
Price risk management instruments
(Note 10)
Electricity	-	92	69	8	169
Gas	-	6	-	(3)	3
Total price risk management instruments	-	98	69	5	172
Rabbi trusts
Fixed-income securities	-	25	-	-	25
Life insurance contracts	-	67	-	-	67
Total rabbi trusts	-	92	-	-	92
Long-term disability trust
Money market investments	13	-	-	-	13
U.S. equity securities	-	15	-	-	15
Non-U.S. equity securities	-	9	-	-	9
Fixed-income securities	-	145	-	-	145
Total long-term disability trust	13	169	-	-	182
Total assets	$2,127	$680	$69	$5	$2,881
Liabilities:
Price risk management instruments
(Note 10)
Electricity	$411	$289	$143	$(441)	$402
Gas	31	13	-	(32)	12
Total liabilities	$442	$302	$143	$(473)	$414

(1) Includes the effect of the contractual ability to settle contracts under master netting agreements and margin cash collateral.
(2) Excludes $188 million at December 31, 2011 primarily related to deferred taxes on appreciation of investment value.

Sensitivity Analysis
	Fair Value at
(in millions)	31-Dec-12
Fair Value Measurement	Assets	Liabilities	Valuation Technique	Unobservable Input	Range (1)
Congestion revenue rights	$80	$16	Market approach	CRR auction prices	$(9.04) - 55.15
Power purchase agreements	$-	$145	Discounted cash flow	Forward prices	$8.59 - 62.90

Level 3 Reconciliation
	Price Risk Management Instruments
(in millions)	2012	2011
Liability balance as of January 1	$(74)	$(399)
Realized and unrealized gains (losses):
Included in regulatory assets and liabilities or balancing accounts (1)	(5)	122
Transfers out of Level 3	-	203
Liability balance as of December 31	$(79)	$(74)

 (1) Price risk management activities are recoverable through customer rates, therefore, balancing account revenue is recorded for amounts settled and   purchased and there is no impact to net income. Unrealized gains and losses are deferred in regulatory liabilities and assets

Carrying Amount And Fair Value Of Financial Instruments
	At December 31,
	2012		2011
(in millions)	Carrying Amount	Level 2 Fair Value	Carrying Amount	Level 2 Fair Value
Debt (Note 4)
PG&E Corporation	$349	$371	$349	$380
Utility	11,645	13,946	10,545	12,543
Energy recovery bonds (Note 5)	-	-	423	433

Schedule Of Unrealized Gains (Losses) Related To Available-For-Sale Investments
		Total	Total
	Amortized	Unrealized	Unrealized	Total Fair
(in millions)	Cost	Gains	Losses	Value (1)
As of December, 2012
Money market investments	$21	$-	$-	$21
Equity securities
U.S.	331	618	-	949
Non-U.S.	199	181	(1)	379
Debt securities
U.S. government and agency
securities	723	97	-	820
Municipal securities	56	4	(1)	59
Other fixed-income securities	168	5	-	173
Total	$1,498	$905	$(2)	$2,401
As of December 31, 2011
Money market investments	$24	$-	$-	$24
Equity securities
U.S.	334	518	(3)	849
Non-U.S.	194	131	(2)	323
Debt securities
U.S. government and agency securities	774	102	-	876
Municipal securities	56	2	-	58
Other fixed-income securities	96	3	-	99
Total	$1,478	$756	$(5)	$2,229

 (1) Excludes $240 million and $188 million at December 31, 2012 and December 31, 2011, respectively, primarily related to deferred taxes on appreciation of investment value.

Schedule Of Long Term Debt Repayments
(in millions)	As of December 31, 2012
Less than 1 year	$5
1-5 years	456
5-10 years	218
More than 10 years	373
Total maturities of debt securities	$1,052

Schedule Of Activity For Debt And Equity Securities
	2012	2011	2010
(in millions)
Proceeds from sales and maturities of nuclear decommissioning trust
investments	$1,133	$1,928	$1,405
Gross realized gains on sales of securities held as available-for-sale	19	43	42
Gross realized losses on sales of securities held as available-for-sale	(17)	(30)	(11)

Employee Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2012
Defined Benefit Plan Disclosure [Line Items]
Reconciliation Of Changes In Plan Assets Benefit Obligations And Funded Status

(in millions) Pension Benefits	2012	2011
Change in plan assets:
Fair value of plan assets at January 1	$10,993	$10,250
Actual return on plan assets	1,488	1,016
Company contributions	282	230
Benefits and expenses paid	(622)	(503)
Fair value of plan assets at December 31	$12,141	$10,993

Change in benefit obligation:
Projected benefit obligation at January 1	$14,000	$12,071
Service cost for benefits earned	396	320
Interest cost	658	660
Actuarial loss	1,099	1,450
Plan amendments	9	-
Transitional costs	1	2
Benefits and expenses paid	(622)	(503)
Projected benefit obligation at December 31 (1)	$15,541	$14,000

Funded status:
Current liability	$(6)	$(5)
Noncurrent liability	(3,394)	(3,002)
Accrued benefit cost at December 31	$(3,400)	$(3,007)

 (1) PG&E Corporation's accumulated benefit obligation was $13,778 million and $12,285 million at December 31, 2012 and 2011, respectively.

(in millions) Other Benefits	2012	2011
Change in plan assets:
Fair value of plan assets at January 1	$1,491	$1,337
Actual return on plan assets	191	95
Company contributions	149	137
Plan participant contribution	55	52
Benefits and expenses paid	(128)	(130)
Fair value of plan assets at December 31	$1,758	$1,491

Change in benefit obligation:
Benefit obligation at January 1	$1,885	$1,755
Service cost for benefits earned	49	42
Interest cost	83	91
Actuarial loss	(23)	63
Plan amendments	5	-
Benefits paid	(119)	(130)
Federal subsidy on benefits paid	5	12
Plan participant contributions	55	52
Benefit obligation at December 31	$1,940	$1,885

Funded status:
Noncurrent liability	$(181)	$(394)
Accrued benefit cost at December 31	$(181)	$(394)

Components Of Net Periodic Benefit Cost

(in millions) Pension Benefits	2012	2011	2010
Service cost for benefits earned	$396	$320	$279
Interest cost	658	660	645
Expected return on plan assets	(598)	(669)	(624)
Amortization of prior service cost	20	34	53
Amortization of unrecognized loss	123	50	44
Net periodic benefit cost	599	395	397
Less: transfer to regulatory account (1)	(301)	(139)	(233)
Total	$298	$256	$164

 (1) The Utility recorded $301 million, $139 million, and $233 million for the years ended December 31, 2012, 2011, and 2010, respectively, to a regulatory account as the amounts are probable of recovery from customers in future rates

(in millions) Other Benefits	2012	2011	2010
Service cost for benefits earned	$49	$42	$36
Interest cost	83	91	88
Expected return on plan assets	(77)	(82)	(74)
Amortization of transition obligation	24	26	26
Amortization of prior service cost	25	27	25
Amortization of unrecognized loss (gain)	6	4	3
Net periodic benefit cost	$110	$108	$104

Estimated Amortized Net Periodic Benefit For 2012
(in millions) Pension Benefit
Unrecognized prior service cost	$20
Unrecognized net loss	110
Total	$130
(in millions) Other Benefits
Unrecognized prior service cost	$24
Unrecognized net loss	6
Total	$30

Schedule Of Assumptions Used In Calculating Projected Benefit Cost And Net Periodic Benefit Cost
	Pension Benefits			Other Benefits
	December 31,			December 31,
	2012	2011	2010	2012	2011	2010
Discount rate	3.98%	4.66%	5.42%	3.75 - 4.08%	4.41 - 4.77%	5.11 - 5.56%
Average rate of future
compensation increases	4.00%	5.00%	5.00%	-	-	-
Expected return on plan assets	5.40%	5.50%	6.60%	2.90 - 6.10%	4.40 - 5.50%	5.20 - 6.60%

Schedule Of Assumed Health Care Cost Trend
	One-	One-
	Percentage-	Percentage-
	Point	Point
(in millions)	Increase	Decrease
Effect on postretirement benefit obligation	$108	$(111)
Effect on service and interest cost	8	(8)

Target Asset Allocation Percentages
	Pension Benefits			Other Benefits
	2013	2012	2011	2013	2012	2011
Global equity securities	25%	35%	5%	28%	38%	3%
U.S. equity securities	-%	-%	26%	-%	-%	28%
Non-U.S. equity securities	-%	-%	14%	-%	-%	15%
Absolute return	5%	5%	5%	4%	4%	4%
Real assets	10%	10%	-%	8%	8%	-%
Extended fixed-income securities	3%	3%	-%	-%	-%	-%
Fixed-income securities	57%	47%	50%	60%	50%	50%
Total	100%	100%	100%	100%	100%	100%

Schedule Of Changes In Fair Value Of Plan Assets
	Fair Value Measurements
	At December 31,
	2012				2011
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Pension Benefits:
Money market investments	$112	$-	$-	$112	$51	$-	$-	$51
U.S. equity securities	-	-	-	-	273	2,161	-	2,434
Non-U.S. equity securities	-	-	-	-	131	1,363	-	1,494
Global equity securities	402	3,017	-	3,419	-	197	-	197
Absolute return	-	-	513	513	-	-	487	487
Real assets	525	-	285	810	522	-	65	587
Fixed-income securities:
U.S. government	1,576	139	-	1,715	1,224	172	-	1,396
Corporate	3	4,275	611	4,889	2	3,083	585	3,670
Other	-	576	-	576	1	688	-	689
Total	$2,618	$8,007	$1,409	$12,034	$2,204	$7,664	$1,137	$11,005
Other Benefits:
Money market investments	$77	$-	$-	$77	$48	$-	$-	$48
U.S. equity securities	-	-	-	-	86	222	-	308
Non-U.S. equity securities	-	-	-	-	79	108	-	187
Global equity securities	118	397	-	515	-	19	-	19
Absolute return	-	-	49	49	-	-	47	47
Real assets	68	-	28	96	31	-	6	37
Fixed-income securities:
U.S. government	148	5	-	153	151	-	-	151
Corporate	9	795	1	805	-	681	1	682
Other	-	38	-	38	1	44	-	45
Total	$420	$1,235	$78	$1,733	$396	$1,074	$54	$1,524
Total plan assets at fair value				$13,767				$12,529

Schedule Of Level 3 Reconciliation

	Pension Benefits
	Absolute	Corporate	Other
(in millions)	Return	Fixed-Income	Fixed-Income	Real Assets	Total
Balance as of January 1, 2011	$494	$549	$120	$-	$1,163
Actual return on plan assets:
Relating to assets still held at the reporting date	5	57	(2)	-	60
Relating to assets sold during the period	2	-	1	-	3
Purchases, issuances, sales, and settlements
Purchases	-	14	2	65	81
Settlements	(14)	(35)	(58)	-	(107)
Transfers out of Level 3	-	-	(63)	-	(63)
Balance as of December 31, 2011	$487	$585	$-	$65	$1,137
Actual return on plan assets:
Relating to assets still held at the reporting date	26	28	-	12	66
Relating to assets sold during the period	-	(1)	-	-	(1)
Purchases, issuances, sales, and settlements
Purchases	-	12	-	208	220
Settlements	-	(13)	-	-	(13)
Balance as of December 31, 2012	$513	$611	$-	$285	$1,409

	Other Benefits
	Absolute	Corporate	Other
(in millions)	Return	Fixed-Income	Fixed-Income	Real Assets	Total
Balance as of January 1, 2011	$47	$129	$10	-	$186
Actual return on plan assets:
Relating to assets still held at the reporting date	1	16	-	-	17
Relating to assets sold during the period	-	(2)	-	-	(2)
Purchases, issuances, sales, and settlements
Purchases	-	34	-	6	40
Settlements	(1)	(30)	(5)	-	(36)
Transfers out of Level 3	-	(146)	(5)	-	(151)
Balance as of December 31, 2011	$47	$1	$-	$6	$54
Actual return on plan assets:
Relating to assets still held at the reporting date	2	-	-	1	3
Relating to assets sold during the period	-	-	-	-	-
Purchases, issuances, sales, and settlements
Purchases	-	1	-	21	22
Settlements	-	(1)	-	-	(1)
Balance as of December 31, 2012	$49	$1	$-	$28	$78

Schedule Of Estimated Benefits Expected To Be Paid
(in millions)	Pension	Other	Federal Subsidy
2013	$581	$108	$(6)
2014	618	112	(7)
2015	656	115	(7)
2016	695	119	(8)
2017	732	124	(8)
2018 - 2022	4,172	662	(42)

Schedule Of Employer Contribution Expense
(in millions)
Year ended December 31,
2012	$67
2011	65
2010	56

Resolution Of Remaining Chapter 11 Disputed Claims (Tables)	12 Months Ended
Dec. 31, 2012
Resolution Of Remaining Chapter 11 Disputed Claims [Abstract]
Changes In The Remaining Net Disputed Claims Liability
(in millions)
Balance at December 31, 2011	$848
Interest accrued	27
Less: supplier settlements	(33)
Balance at December 31, 2012	$842

Related Party Agreements And Transactions (Tables)	12 Months Ended
Dec. 31, 2012
Related Party Agreements And Transactions [Abstract]
Schedule Of Significant Related Party Transactions
	Year Ended December 31,
(in millions)	2012	2011	2010
Utility revenues from:
Administrative services provided to PG&E Corporation	$7	$6	$7
Utility expenses from:
Administrative services received from PG&E
Corporation	$50	$49	$55
Utility employee benefit due to PG&E Corporation	51	33	27

Commitments And Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies [Abstract]
Schedule Of Costs Incurred Attributable To Each Category Of Power Purchase Agreements

(in millions)	2012	2011	2010
Qualifying facilities(1)	$779	$1,069	$1,164
Renewable energy contracts	815	622	573
Other power purchase agreements	661	690	657

 (1) Costs incurred include $286, $297, and $321 attributable to renewable energy contracts with qualifying facilities at December 31, 2012, 2011 and 2010, respectively.

Schedule Of Undiscounted Future Expected Power Purchase Agreement Payments
		Renewable
(in millions)	Qualifying Facility	(Other than QF)	Other	Total Payments
2013	$892	$1,356	$846	$3,094
2014	914	1,843	677	3,434
2015	727	2,038	649	3,414
2016	618	2,054	626	3,298
2017	490	2,053	597	3,140
Thereafter	2,238	30,958	3,322	36,518
Total	$5,879	$40,302	$6,717	$52,898

Schedule Of Fixed Capacity Payments Due Under The QF Contracts Discount
(in millions)
2013	$35
2014	27
2015	24
2016	22
2017	18
Thereafter	20
Total fixed capacity payments	146
Less: amount representing interest	21
Present value of fixed capacity payments	$125

Undiscounted Obligations For Natural Gas Purchases, Gas Transportation Services, And Gas Storage
(in millions)
2013	$707
2014	208
2015	192
2016	152
2017	108
Thereafter	865
Total	$2,232

Undiscounted Obligations Under Nuclear Fuel Agreements
(in millions)
2013	$113
2014	128
2015	194
2016	147
2017	148
Thereafter	878
Total	$1,608

Future Minimum Payments Of Operating Leases
(in millions)
2013	$42
2014	37
2015	32
2016	31
2017	24
Thereafter	206
Total	$372

Change In Accruals Related To Third-Party Claims
(in millions)
Balance at January 1, 2010	$-
Loss accrued	220
Less: Payments	(6)
Balance at December 31, 2010	214
Additional loss accrued	155
Less: Payments	(92)
Balance at December 31, 2011	277
Additional loss accrued	80
Less: Payments	(211)
Balance at December 31, 2012	$146

Environmental Remediation Liability Disclosure
(in millions)
Balance at December 31, 2011	$785
Additional remediation costs accrued:
Transfer to regulatory account for recovery	150
Amounts not recoverable from customers	150
Less: Payments	(175)
Balance at December 31, 2012	$910

	Balance at December 31,
(in millions)	2012	2011
Utility-owned natural gas compressor site near Hinkley, California (1)	$226	$149
Utility-owned natural gas compressor site near Topock, Arizona (1)	239	218
Utility-owned generation facilities (other than for fossil fuel-fired), other facilities, and third-party disposal sites	158	133
Former manufatured gas plant sites owned by the Utility or third parties	181	154
Fossil fuel-fired generation facilities formerly owned by the Utility	87	81
Decommissioning fossil fuel-fired generation facilities and sites	19	50
Total environmental remediation liability	$910	$785
(1) See “Natural Gas Compressor Site” below.

Quarterly Consolidated Financial Data (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Consolidated Financial Data [Abstract]
Schedule Of Quarterly Consolidated Financial Data

	Quarter ended
(in millions, except per share amounts)	December 31	September 30	June 30	March 31
2012
PG&E CORPORATION
Operating revenues	$3,830	$3,976	$3,593	$3,641
Operating income	125	614	467	487
Net income (loss)	(9)	364	239	236
Income (loss) available for common shareholders	(13)	361	235	233
Net earnings (loss) per common share, basic	(0.03)	0.84	0.56	0.56
Net earnings (loss) per common share, diluted	(0.03)	0.84	0.55	0.56
Common stock price per share:
High	43.48	46.51	45.20	43.72
Low	39.71	42.41	42.04	40.16
UTILITY
Operating revenues	$3,829	$3,974	$3,592	$3,640
Operating income	127	613	467	488
Net income	13	340	227	231
Income available for common stock	9	337	223	228

2011
PG&E CORPORATION
Operating revenues	$3,815	$3,860	$3,684	$3,597
Operating income	358	408	692	484
Net income	87	203	366	202
Income available for common shareholders	83	200	362	199
Net earnings per common share, basic	0.20	0.50	0.91	0.50
Net earnings per common share, diluted	0.20	0.50	0.91	0.50
Common stock price per share:
High	43.24	43.32	46.52	47.60
Low	36.86	39.21	41.39	42.47
UTILITY
Operating revenues	$3,813	$3,859	$3,683	$3,596
Operating income	359	402	699	484
Net income	89	196	359	201
Income available for common stock	85	193	355	198

Schedule I - Condensed Financial Information Of Parent (Tables)	12 Months Ended
Dec. 31, 2012
Schedule I - Condensed Financial Information Of Parent [Abstract]
Schedule of Condensed Statements of Income
	Year Ended December 31,
	2012	2011	2010
Administrative service revenue	$ 43	$ 44	$ 53
Operating expenses	(41)		(55)
Interest income	1	1	1
Interest expense	(22)		(35)
Other income (expense)	(39)		4
Equity in earnings of subsidiaries	817	852	1,105
Income before income taxes	759	814	1,073
Income tax benefit	57	30	26
Net Income	816	$ 844	$ 1,099
Other Comprehensive Income
Pension and other postretirement benefit plans (net of income tax of $72, $9, $25 in 2012, 2011, and 2010, respectively)	108	(11)
Other (net of income tax of $3 in 2012)	4	-	-
Total other comprehensive income (loss)	112	(11)
Comprehensive Income	$ 928	$ 833	$ 1,057
Weighted average common shares outstanding, basic	424	401	382
Weighted average common shares outstanding, diluted	425	402	392
Net earnings per common share, basic	$ 1.92	$ 2.10	$ 2.86
Net earnings per common share, diluted	$ 1.92	$ 2.10	$ 2.82

Schedule of Condensed Balance Sheet

	Balance at December 31,
	2012	2011
ASSETS
Current Assets
Cash and cash equivalents	$ 207	$ 209
Advances to affiliates	26	18
Income taxes receivable	33	8
Deferred income taxes	-	4
Total current assets	266	239
Noncurrent Assets
Equipment	1	14
Accumulated depreciation	(1)
Net equipment	-	-
Investments in subsidiaries	13,387	12,378
Other investments	102	94
Income taxes receivable	5	2
Deferred income taxes	178	143
Other	1	2
Total noncurrent assets	13,673	12,619
Total Assets	$ 13,939	$ 12,858

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$ 120	$ -
Accounts payable - other	48	21
Income taxes payable	-	57
Other	221	208
Total current liabilities	389	286
Noncurrent Liabilities
Longdebt	349	349
Other	127	122
Total noncurrent liabilities	476	471
Common Shareholders' Equity
Common stock	8,428	7,602
Reinvested earnings	4,747	4,712
Accumulated other comprehensive loss	(101)
Total common shareholders' equity	13,074	12,101
Total Liabilities and Shareholders' Equity	$ 13,939	$ 12,858

Schedule Of Condensed Statement Of Cash Flows
	Year Ended December 31,
	2012	2011	2010
Cash Flows from Operating Activities:
Net income	$816	$844	$1,099
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation amortization	51	36	38
Equity in earnings of subsidiaries	(817)	(852)	(1,105)
Deferred income taxes and tax credits, net	(31)	(26)	19
Noncurrent income taxes receivable/payable	(6)	(47)	34
Current income taxes receivable/payable	(82)	49	(1)
Other	20	(80)	(50)
Net cash provided by (used in) operating activities	(49)	(76)	34
Cash Flows From Investing Activities:
Investment in subsidiaries	(1,023)	(759)	(347)
Dividends received from subsidiaries (1)	716	716	716
Proceeds from tax equity investments	228	129	7
Other	-	-	(4)
Net cash provided by (used in) investing activities	(79)	86	372
Cash Flows From Financing Activities:
Borrowings under revolving credit facilities	120	150	90
Repayments under revolving credit facilities	-	(150)	(90)
Common stock issued	751	662	303
Common stock dividends paid (2)	(746)	(704)	(662)
Other	1	1	-
Net cash provided by (used in) financing activities	126	(41)	(359)
Net change in cash and cash equivalents	(2)	(31)	47
Cash and cash equivalents at January 1	209	240	193
Cash and cash equivalents at December 31	$207	$209	$240
Supplemental disclosures of cash flow information
Cash received (paid) for:
Interest, net of amounts capitalized	$(20)	$(20)	$(20)
Income taxes, net	(60)	8	36
Supplemental disclosures of noncash investing and financing
activities
Noncash common stock issuances	$22	$24	$265
Common stock dividends declared but not yet paid	196	188	183

(1)

(2)

On January 15, April 15, July 15, October 15, 2011, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

On January 15, 2010, PG&E Corporation paid a quarterly common stock dividend of $0.42 per share.  On April 15, July 15, and October 15, 2010, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

Schedule II - Consolidated Valuation And Qualifying Accounts (Tables)	12 Months Ended
Dec. 31, 2012
Schedule II - Consolidated Valuation And Qualifying Accounts [Abstract]
Schedule II - Consolidated Valuation And Qualifying Accounts
Additions
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions (2)	Balance at End of Period
Valuation and qualifying accounts deducted from assets:
2012:
Allowance for uncollectible accounts(1)	$ 81	$ 66	$ -	$ 60	$ 87
2011:
Allowance for uncollectible accounts(1)	$ 81	$ 60	$ -	$ 60	$ 81
2010:
Allowance for uncollectible accounts(1)	$ 68	$ 56	$ -	$ 43	$ 81

(1) Allowance for uncollectible accounts is deducted from “Accounts receivable - Customers.”

(2) Deductions consist principally of write-offs, net of collections of receivables previously written off.

Summary Of Significant Accounting Policies (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Public Utility, Property, Plant and Equipment [Line Items]
Gross carrying amount	$ 110	$ 112
Benefits and customers payments received on tax equity agreements	228
Estimated cost recovery on spent nuclear fuel storage proceeding every year	25
Percentage of recognized tax benefits	50.00%
Percentage of ownership of subsidiaries that are included on federal tax return	80.00%
Disallowed capital expenditure losses	353		36
Spent fuel costs incurred through 2010	266
Increase of estimated cost to decommision nuclear power plant	1,400
Pacific Gas And Electric Company [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Utility's equity investment in PERF	100.00%
PGE Corporation And Utility [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Loss on debt extinguishment	163	186	186
Amortization on loss on debt extinguishment	23	18	23
Utility [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Composite depreciation rate	3.63%	3.67%	3.38%
AFUDC interest recorded	107	87	110
AFUDC equity recorded	49	40	50
Amortization expense	2	3	4
2013								3
2014							3
2015						3
2016					3
2017				3
Nuclear decommissioning obligation accrued	2,500	1,200
Estimated cost recovery on spent nuclear fuel storage proceeding every year	3,500	2,300
Approximate estimated nuclear decommissioning cost in future dollars	6,100	4,400
Residential And Commercial Retail Solar Energy Installations [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Payments made under tax equity agreements	396
Lease Payments And Investment Contributions [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Payments made under tax equity agreements	361
Hydroelectric Facility Licenses And Other Agreements [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Accumulated amortization	$ 49	$ 47
Hydroelectric Facility Licenses And Other Agreements [Member] | Minimum [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Usefull Life	19 years	19 years
Hydroelectric Facility Licenses And Other Agreements [Member] | Maximum [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Usefull Life	53 years	53 years

Summary Of Significant Accounting Policies (Schedule Of Estimated Useful Lives And Balances Of Utility's Property, Plant And Equipment) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Electricity generating facilities [Member] Utility [Member]		Dec. 31, 2011 Electricity generating facilities [Member] Utility [Member]		Dec. 31, 2012 Electricity generating facilities [Member] Utility [Member] Minimum [Member]	Dec. 31, 2012 Electricity generating facilities [Member] Utility [Member] Maximum [Member]	Dec. 31, 2012 Electricity distribution facilities [Member] Utility [Member]	Dec. 31, 2011 Electricity distribution facilities [Member] Utility [Member]	Dec. 31, 2012 Electricity distribution facilities [Member] Utility [Member] Minimum [Member]	Dec. 31, 2012 Electricity distribution facilities [Member] Utility [Member] Maximum [Member]	Dec. 31, 2012 Electricity transmission [Member] Utility [Member]	Dec. 31, 2011 Electricity transmission [Member] Utility [Member]	Dec. 31, 2012 Electricity transmission [Member] Utility [Member] Minimum [Member]	Dec. 31, 2012 Electricity transmission [Member] Utility [Member] Maximum [Member]	Dec. 31, 2012 Natural gas distribution facilities [Member] Utility [Member]	Dec. 31, 2011 Natural gas distribution facilities [Member] Utility [Member]	Dec. 31, 2012 Natural gas distribution facilities [Member] Utility [Member] Minimum [Member]	Dec. 31, 2012 Natural gas distribution facilities [Member] Utility [Member] Maximum [Member]	Dec. 31, 2012 Natural gas transportation and storage [Member] Utility [Member]	Dec. 31, 2011 Natural gas transportation and storage [Member] Utility [Member]	Dec. 31, 2012 Natural gas transportation and storage [Member] Utility [Member] Minimum [Member]	Dec. 31, 2012 Natural gas transportation and storage [Member] Utility [Member] Maximum [Member]	Dec. 31, 2012 Construction Work In Progress [Member] Utility [Member]	Dec. 31, 2011 Construction Work In Progress [Member] Utility [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Total property, plant, and equipment	$ 54,166	$ 49,552	$ 8,253	[1]	$ 6,488	[1]			$ 23,767	$ 22,395			$ 7,681	$ 6,968			$ 8,257	$ 7,832			$ 4,314	$ 4,099			$ 1,894	$ 1,770
Accumulated depreciation	(16,643)	(15,898)
Net property, plant, and equipment	$ 37,523	$ 33,654
Property, Plant and Equipment, Useful Life							10 years	100 years			10 years	55 years			10 years	70 years			20 years	53 years			5 years	48 years

[1]	Balance includes nuclear fuel inventories. Stored nuclear fuel inventory is stated at weighted average cost. Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output. (See Note 15 below.)

Summary Of Significant Accounting Policies (Schedule Of Changes In Asset Retirement Obligations) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
ARO liability at December 31	$ 1,609	$ 1,586
Revision in estimated cash flows	1,301	10
Accretion	101	100
Liabilities settled	(92)	(87)
ARO liability at December 31	$ 2,919	$ 1,609

Regulatory Assets, Liabilities, And Balancing Accounts (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 years months	Dec. 31, 2011
Regulatory Assets [Line Items]
Current regulatory assets	$ 564	$ 1,090
Book value of undepreciated conventional electromechanical meters	54
Deferred income taxes regulatory asset recovery minimum (years)	1
Retained generation regulatory assets	62
Deferred income taxes regulatory asset recovery maximum (years)	45
Utility retained generation asset costs	1,200
Weighted average remaining life of Utility retained generation assets (years)	12
Environmental compliance costs regulatory asset recovery (years)	32
Price risk management regulatory assets recovery (years)	10
Expected recovery of regulated assets (years)	4
Recovery of costs related to debt reacquired or redeemed prior to maturity (years)	14
Current regulatory liabilities	337	161
Period of time expected to receive authorized rate adjustments (months)	12
Period of time exceeded for regulatory balancing accounts to be recorded in other noncurrent assets (months)	12
Recovery of energy procurement costs, percentage	100.00%
Greenhouse gas auction proceeds	84
Electric supplier settlement agreement	50
Period Of Time Expected To Refund Regulatory Liabilities To Customers	12
Period Of Time Expected To Incur Public Purpose Program Costs Minimum	12
Energy Recovery Bonds [Member]
Regulatory Assets [Line Items]
Current regulatory liabilities	158
Price Risk Management Derivative Instruments [Member]
Regulatory Assets [Line Items]
Current regulatory assets	$ 230

Regulatory Assets, Liabilities, And Balancing Accounts (Long-Term Regulatory Assets) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Regulatory Assets [Line Items]
Total long-term regulatory assets	$ 6,809	$ 6,506
Pension Benefit [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	3,275	2,899
Deferred Income Taxes [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	1,627	1,444
Utility Retained Generation [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	552	613
Environmental Compliance Costs [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	604	520
Price Risk Management [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	210	339
Electromechanical meters [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	194	247
Unamortized Loss, Net Of Gain, On Reacquired Debt [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	141	163
Other Long-Term Regulatory Assets [Member]
Regulatory Assets [Line Items]
Total long-term regulatory assets	$ 206	$ 281

Regulatory Assets, Liabilities, And Balancing Accounts (Long-Term Regulatory Liabilities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Regulatory Liabilities [Line Items]
Total long-term regulatory liabilities	$ 5,088	$ 4,733
Cost Of Removal Obligation [Member]
Regulatory Liabilities [Line Items]
Total long-term regulatory liabilities	3,625	3,460
Recoveries In Excess Of ARO [Member]
Regulatory Liabilities [Line Items]
Total long-term regulatory liabilities	620	611
Public Purpose Programs [Member]
Regulatory Liabilities [Line Items]
Total long-term regulatory liabilities	590	499
Other Long-Term Regulatory Liabilities [Member]
Regulatory Liabilities [Line Items]
Total long-term regulatory liabilities	253	163
Total Long Term Regulatory Liabilities [Member]
Regulatory Liabilities [Line Items]
Total long-term regulatory liabilities	$ 5,088	$ 4,733

Regulatory Assets, Liabilities, And Balancing Accounts (Current Regulatory Balancing Accounts, Net) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	$ 302	$ 708
Energy Recovery Bonds [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	(43)	(105)
Public Purpose Programs [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	(83)	97
Distribution Revenue Adjustment Mechanism [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	219	223
Utility Generation [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	117	241
Hazardous Substance [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	56	57
Gas Fixed Cost [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	44	16
Energy Procurement [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	77	(48)
Deparment Of Energy Settlement [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	(250)	0
Other Current Balancing Accounts [Member]
Regulatory Assets [Line Items]
Total regulatory balancing accounts, net	$ 165	$ 227

Debt (Narrative) (Details) (USD $)	12 Months Ended
Dec. 31, 2012 days
Debt [Line Items]
Interest including LIBOR on credit facilities	Borrowings under the revolving credit facilities (other than swingline loans) bear interest based, at PG&E Corporation's and the Utility's election, on (1) a London Interbank Offered Rate ("LIBOR") plus an applicable margin or (2) the base rate plus an applicable margin. The base rate will equal the higher of the following: the administrative agent's announced base rate, 0.5% above the federal funds rate, or the one-month LIBOR plus an applicable margin. Interest is payable quarterly in arrears, or earlier for loans with shorter interest periods.
Average yield on outstanding commercial paper	0.92%
Debt covenant ratio of total consolidated debt to total consolidated capitalization percentage	65.00%
Ownership requirement percentage	80.00%
Required ownership of voting capital stock	70.00%
Commercial paper program maximum	$ 1,750,000,000
Commercial paper, maturities (days)	365
Commercial paper average yield	0.36%
Interest including LIBOR on Floating Rate Senior Notes	For the years ended December 31, 2012 and 2011 the average interest rate on the Floating Rate Senior Notes was 0.92% and 0.94%, respectivley.
Pacific Gas And Electric Company [Member]
Debt [Line Items]
Line of credit facility, maximum borrowing capacity	300,000,000 [1]
Right to increase commitments	100,000,000
Line of Credit Facility, Expiration Date	May 31, 2016
Utility [Member]
Debt [Line Items]
Line of credit facility, maximum borrowing capacity	3,000,000,000 [2]
Right to increase commitments	500,000,000
Line of Credit Facility, Expiration Date	May 31, 2016
PG&E Corporation's [Member]
Debt [Line Items]
Average outstanding borrowings	21,000,000
Maximum outstanding balance	120,000,000
Commercial Paper [Member]
Debt [Line Items]
Average outstanding borrowings	665,000,000
Maximum outstanding balance	1,400,000,000
Credit Facilities [Member]
Debt [Line Items]
Line of credit facility, maximum borrowing capacity	3,300,000,000
Floating Rate Senior Notes [Member]
Debt [Line Items]
Debt instrument, face amount	$ 250,000,000

[1]	Includes a $100 million sublimit for letters of credit and a $100 million commitment for loans that are made available on a same-day basis and are repayable in full within 7 days.
[2]	Includes a $1.0 billion sublimit for letters of credit and a $300 million commitment for loans that are made available on a same-day basis and are repayable in full within 7 days

Debt (Schedule Of Long-Term Debt) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Pacific Gas And Electric Company [Member]	Dec. 31, 2011 Pacific Gas And Electric Company [Member]	Dec. 31, 2012 Utility [Member]	Dec. 31, 2011 Utility [Member]	Dec. 31, 2012 Senior Notes, 5.75%, Due 2014 [Member] Pacific Gas And Electric Company [Member]	Dec. 31, 2011 Senior Notes, 5.75%, Due 2014 [Member] Pacific Gas And Electric Company [Member]	Dec. 31, 2012 Senior Notes, 6.25% Due 2013 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 6.25% Due 2013 [Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 4.80% Due 2014 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 4.80% Due 2014 [Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 5.625% Due 2017 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 5.625% Due 2017 [Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 8.25% Due 2018 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 8.25% Due 2018 [Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 3.50% Due 2020 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 3.50% Due 2020 [Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 4.25% Due 2021[Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 4.25% Due 2021[Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 3.25% Due 2021 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 3.25% Due 2021 [Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 2.45% Due 2022 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 2.45% Due 2022 [Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 6.05% Due 2034 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 6.05% Due 2034 [Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 5.80% Due 2037 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 5.80% Due 2037 [Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 6.35% Due 2038 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 6.35% Due 2038 [Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 6.25% Due 2039 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 6.25% Due 2039 [Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 5.40% Due 2040 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 5.40% Due 2040 [Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 4.50% Due 2041 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 4.50% Due 2041 [Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 4.45% Due 2042 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 4.45% Due 2042 [Member] Utility [Member]	Dec. 31, 2012 Senior Notes, 3.75% Due 2042 [Member] Utility [Member]	Dec. 31, 2011 Senior Notes, 3.75% Due 2042 [Member] Utility [Member]	Dec. 31, 2012 Pollution Control Bonds, Series 1996 C,E,F 1997 B, Variable Rates, Due 2026 [Member]	Dec. 31, 2012 Pollution Control Bonds, Series 1996 C,E,F 1997 B, Variable Rates, Due 2026 [Member] Utility [Member]		Dec. 31, 2011 Pollution Control Bonds, Series 1996 C,E,F 1997 B, Variable Rates, Due 2026 [Member] Utility [Member]		Dec. 31, 2012 Pollution Control Bonds, Series 2004 A-D, 4.75%, Due 2023 [Member] Utility [Member]		Dec. 31, 2011 Pollution Control Bonds, Series 2004 A-D, 4.75%, Due 2023 [Member] Utility [Member]		Dec. 31, 2012 Pollution Control Bonds, Series 2009 A-D, Variable Rates, Due 2016 And 2026 [Member]	Dec. 31, 2012 Pollution Control Bonds, Series 2009 A-D, Variable Rates, Due 2016 And 2026 [Member] Utility [Member]		Dec. 31, 2011 Pollution Control Bonds, Series 2009 A-D, Variable Rates, Due 2016 And 2026 [Member] Utility [Member]		Dec. 31, 2012 Pollution Control Bonds, Series 2010 E, 2.25%, Due 2026 (6) [Member] Utility [Member]		Dec. 31, 2011 Pollution Control Bonds, Series 2010 E, 2.25%, Due 2026 (6) [Member] Utility [Member]
Debt [Line Items]
Senior notes			$ 350	$ 349			$ 350	$ 350	$ 400	$ 400	$ 1,000	$ 1,000	$ 700	$ 700	$ 800	$ 800	$ 800	$ 800	$ 300	$ 300	$ 250	$ 250	$ 400	$ 0	$ 3,000	$ 3,000	$ 950	$ 950	$ 400	$ 400	$ 550	$ 550	$ 800	$ 800	$ 250	$ 250	$ 400	$ 0	$ 350	$ 0
Unamortized discount			0	(1)
Less: current portion					(400)	0
Unamortized discount, net of premium					(51)	(51)
Total senior notes, net of current portion					10,899	10,149
Pollution control bonds																																										614	[1],[2]	614	[1],[2]	345	[3]	345	[3]		309	[4],[5]	309	[4],[5]	0	[6]	50	[6]
Less: current portion					0	(50)
Total pollution control bonds					1,268	1,268
Total long-term debt, net of current portion	$ 12,517	$ 11,766	$ 12,167	$ 11,417	$ 12,517	$ 11,766
Interest rate on bonds, minimum																																									0.10%									0.05%
Interest rate on bonds, maximum																																									0.14%									0.11%

[1]	At December 31, 2012, interest rates on these bonds and the related loans ranged from 0.10% to 0.14%.
[2]	Each series of these bonds is supported by a separate letter of credit that expires on May 31, 2016. Although the stated maturity date is 2026, each series will remain outstanding only if the Utility extends or replaces the letter of credit related to the series or otherwise obtains consent from the issuer to the continuation of the series without a credit facility.
[3]	The Utility has obtained credit support from an insurance company for these bonds.
[4]	At December 31, 2012, interest rates on these bonds and the related loans ranged from 0.05% to 0.11%.
[5]	Each series of these bonds is supported by a separate direct-pay letter of credit that expires on May 31, 2016. Subject to certain requirements, the Utility may choose not to provide a credit facility without issuer consent.
[6]	These bonds bore interest at 2.25% per year through April 1, 2012; and were subject to mandatory tender on April 2, 2012. The Utility repurchsaed these bonds on April 2, 2012 and continues to hold them.

Debt (Schedule Of Long-Term Debt Repayments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Debt [Line Items]
Total consolidated long-term debt	$ 12,968
Pacific Gas And Electric Company [Member]
Debt [Line Items]
Average fixed interest rate	5.75%
Fixed rate obligations	350
Utility [Member]
Debt [Line Items]
Average fixed interest rate	5.43%
Fixed rate obligations	11,695
Variable interest rate as of December 31, 2012	0.11%
Total consolidated long-term debt	923
2013 [Member]
Debt [Line Items]
Total consolidated long-term debt	400
2013 [Member] | Utility [Member]
Debt [Line Items]
Average fixed interest rate	6.25%
Fixed rate obligations	400
2014 [Member]
Debt [Line Items]
Total consolidated long-term debt	1,350
2014 [Member] | Pacific Gas And Electric Company [Member]
Debt [Line Items]
Average fixed interest rate	5.75%
Fixed rate obligations	350
2014 [Member] | Utility [Member]
Debt [Line Items]
Average fixed interest rate	4.80%
Fixed rate obligations	1,000
2015 [Member]
Debt [Line Items]
Total consolidated long-term debt	0
2015 [Member] | Pacific Gas And Electric Company [Member]
Debt [Line Items]
Average fixed interest rate	0.00%
Fixed rate obligations	0
2015 [Member] | Utility [Member]
Debt [Line Items]
Average fixed interest rate	0.00%
Fixed rate obligations	0
Variable interest rate as of December 31, 2012	0.00%
Total consolidated long-term debt	0
2016 [Member]
Debt [Line Items]
Total consolidated long-term debt	923
2016 [Member] | Utility [Member]
Debt [Line Items]
Variable interest rate as of December 31, 2012	0.11%
Total consolidated long-term debt	923 [1]
2017 [Member]
Debt [Line Items]
Total consolidated long-term debt	700
2017 [Member] | Utility [Member]
Debt [Line Items]
Average fixed interest rate	5.63%
Fixed rate obligations	700
Thereafter [Member]
Debt [Line Items]
Total consolidated long-term debt	9,595
Thereafter [Member] | Utility [Member]
Debt [Line Items]
Average fixed interest rate	5.45%
Fixed rate obligations	$ 9,595

[1]	These bonds, due in 2016 and 2026, are backed by letters of credit that expire on May 31, 2016.

Debt (Schedule Of Line Of Credit) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012 days
Pacific Gas And Electric Company [Member]
Debt [Line Items]
Expiration date for credit agreement	May 31, 2016
Facility Limit	$ 300 [1]
Letters of Credit outstanding	0
Borrowings	120
Commercial Paper	0
Facility Availability	180
Letters of credit, sublimit	100
Swingline loans, sublimit	100
Swingline loan repay term (days)	7
Utility [Member]
Debt [Line Items]
Expiration date for credit agreement	May 31, 2016
Facility Limit	3,000 [2]
Letters of Credit outstanding	266
Borrowings	0
Commercial Paper	370 [3]
Facility Availability	2,364 [3]
Letters of credit, sublimit	1,000
Swingline loans, sublimit	300
Swingline loan repay term (days)	7
Credit Facilities [Member]
Debt [Line Items]
Facility Limit	3,300
Letters of Credit outstanding	266
Borrowings	120
Commercial Paper	370
Facility Availability	$ 2,544

[1]	Includes a $100 million sublimit for letters of credit and a $100 million commitment for loans that are made available on a same-day basis and are repayable in full within 7 days.
[2]	Includes a $1.0 billion sublimit for letters of credit and a $300 million commitment for loans that are made available on a same-day basis and are repayable in full within 7 days
[3]	The Utility treats the amount of its outstanding commercial paper as a reduction to the amount available under its revolving credit facility.

Energy Recovery Bonds (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Energy Recovery Bonds [Line Items]
Energy recovery bond, principal outstanding		$ 423
Debt instrument, maturity year	2012
First Series Of Energy Recovery Bonds [Member]
Energy Recovery Bonds [Line Items]
Debt instrument, issuance date	Feb 10, 2005
Energy recovery bond, principal outstanding	1,900
Maturity date range, start	Sep 25, 2006
Debt Instrument, Maturity Date Range, End	Dec 25, 2012
Second Series Energy Recovery Bonds [Member]
Energy Recovery Bonds [Line Items]
Debt instrument, issuance date	Nov 9, 2005
Energy recovery bond, principal outstanding	$ 844
Maturity date range, start	Jun 25, 2009
Debt Instrument, Maturity Date Range, End	Dec 25, 2012

Common Stock And Share-Based Compensation (Narrative) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Feb. 29, 2012	Dec. 31, 2011	Nov. 28, 2011
Common stock, shares outstanding	430,718,293				412,257,082
Common stock shares issued from exercise of employee stock options	6,803,101
Equity distribution agreement, shares issued	5,446,760
Equity distribution agreement amount	$ 234					$ 400
Ability to issuance of additional common stock under equity distribution agreement	64
Dividend per share	$ 0.455	$ 0.455	$ 0.455	$ 0.455
Debt covenant ratio of total consolidated debt to total consolidated capitalization percentage	65.00%
Retained earnings maintained as equity	6,300
Percentage of equity for capital structure to be maintained	52.00%
Sale of common stock in an underwritten public offering	5,900,000
Common stock issued from exercise of employee stock options, amount	263
Common stock issued, amount	254
Utility [Member]
Net restricted assets for revolving credit facility ratio requirement	7,000
Net restricted assets for equity component requirement	12,200
Restricted reinvested earnings	$ 1,100

Common Stock And Share-Based Compensation (Long-Term Incentive Plan) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of shares issued for LTIP, maximum	12,000,000
Shares available for LTIP award	4,548,119
Total Compensation Expense (pre-tax)	$ 57	$ 26	$ 56
Total Compensation Expense (after-tax)	34	16	33
Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Compensation Expense (pre-tax)	31	22	9
Restricted Stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Compensation Expense (pre-tax)	0	1	14
Performance Shares, Equity Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Compensation Expense (pre-tax)	26	16	11
Performance Shares, Liability Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Compensation Expense (pre-tax)	$ 0	$ (13)	$ 22

Common Stock And Share-Based Compensation (Restricted Stock Units) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 years	Dec. 31, 2011	Dec. 31, 2010
Common Stock And Share-Based Compensation [Abstract]
Restricted stock units terms, percentage of shares to vest	20.00%
Restricted stock units terms, percentage of shares to vest, remaining percentage	40.00%
Weighted average grant-date fair value of RSU's	$ 42.17	$ 45.1	$ 42.97
Total fair value	$ 18	$ 11	$ 5
Total unrecognized compensation costs	$ 44
Remaining weighted average period, Years	2.19
Nonvested at January 1, Number of Restricted Stock Units	1,626,048
Granted, Number of Restricted Stock Units	923,001
Vested, Number of Restricted Stock Units	(424,034)
Forfeited, Number of Restricted Stock Units	(55,724)
Nonvested at December 31, Number of Restricted Stock Units	2,069,291	1,626,048
Nonvested at January 1, Weighted Average Grant-Date Fair Value	$ 42.57
Granted, Weighted Average Grant Date Fair Value	$ 42.17
Vested, Weighted Average Grant Date Fair Value	$ 41.88
Forfeited, Weighted Average Grant Date Fair Value	$ 42.64
Nonvested at December 31, Weighted Average Grant-Date Fair Value	$ 42.52	$ 42.57

Common Stock And Share-Based Compensation (Performance Shares) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock issued during period, shares, performance share award gross	834,420
Performance period for vesting of performance shares, years	3
Employee service share based compensation nonvested performance shares total compensation cost not yet recognized	$ 29
Weighted-average period (years)	1.28
Performance Shares, Equity Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Nonvested at January 1, Number of Performance Shares	1,325,406
Granted, Number of Performance Shares	834,420
Vested, Number of Performance Shares	(425)
Forfeited, Number of Performance Shares	(661,928)	[1]
Nonvested at December 31, Number of Performance Shares	1,497,473		1,325,406
Nonvested at January 1, Weighted Average Exercise Price	$ 34.64
Granted, Weighted Average Exercise Price	41.93		33.91	35.6
Vested, Weighted Average Exercise Price	34.86
Forfeited, Weighted Average Exercise Price	35.71	[1]
Nonvested at December 31, Weighted Average Exercise Price	$ 38.15		$ 34.64

[1]	Includes performance shares that expired with zero value as performance targets were not met.

Preferred Stock (Narrative) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Preferred Stock [Line Items]
Preferred stock dividends	$ 14	$ 14	$ 14
$25 Par Value [Member] | Utility [Member]
Preferred Stock [Line Items]
Preferred stock, par value	$ 25
Preferred stock, shares issued	75,000,000
$100 Par Value [Member] | Utility [Member]
Preferred Stock [Line Items]
Preferred stock, par value	$ 100
Preferred stock, shares issued	10,000,000
$100 Par Value [Member] | PG&E Corporation [Member]
Preferred Stock [Line Items]
Preferred stock, par value	$ 100
Preferred stock, shares issued	5,000,000
No Par Value [Member] | PG&E Corporation [Member]
Preferred Stock [Line Items]
Preferred stock, shares authorized	80,000,000
Nonredeemable Preferred Stock [Member]
Preferred Stock [Line Items]
Preferred stock dividends per share, low range	$ 1.25
Preferred stock dividends per share, high range	$ 1.5
Nonredeemable Preferred Stock [Member] | $25 Par Value [Member]
Preferred Stock [Line Items]
Preferred stock, par value	$ 25
Preferred stock, shares authorized	5,784,825
Redeemable Preferred Stock [Member]
Preferred Stock [Line Items]
Preferred stock dividends per share, low range	$ 1.09
Preferred stock dividends per share, high range	$ 1.25
Redeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Preferred stock, shares issued	4,534,958,000,000

Preferred Stock (Summary Of Issued And Outstanding Preferred Stock) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Preferred Stock [Line Items]
Total Preferred Stock	$ 0	$ 0
Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	258
Nonredeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Nonredeemable preferred stock, value	145
Redeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	4,534,958
Redeemable preferred stock, value	113
5.00% Series [Member] | Nonredeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	400,000
Nonredeemable preferred stock, value	10
5.50% Series [Member] | Nonredeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	1,173,163
Nonredeemable preferred stock, value	30
6.00% Series [Member] | Nonredeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	4,211,662
Nonredeemable preferred stock, value	105
4.36% Series [Member] | Redeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	418,291
Redemption Price	$ 25.75
Redeemable preferred stock, value	11
4.50% Series [Member] | Redeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	611,142
Redemption Price	$ 26
Redeemable preferred stock, value	15
4.80% Series [Member] | Redeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	793,031
Redemption Price	$ 27.25
Redeemable preferred stock, value	20
5.00% Series [Member] | Redeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	1,778,172
Redemption Price	$ 26.75
Redeemable preferred stock, value	44
5.00% Series A [Member] | Redeemable Preferred Stock [Member] | Utility [Member]
Preferred Stock [Line Items]
Total Preferred Stock	934,322
Redemption Price	$ 26.75
Redeemable preferred stock, value	$ 23

Earnings Per Share (Reconciliation Of PG&E Corporation's Income Available For Common Shareholders And Weighted Average Shares Of Common Stock Outstanding For Calculating Diluted EPS) (Details) (USD $)
In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings Per Share [Abstract]
Income available for common shareholders	$ 816	$ 844
Weighted average common shares outstanding, basic	424	401	382
Add Incremental Shares From Assumed conversions:
Employee share-based compensation	1	1
Weighted average common shares outstanding, diluted	425	402	392
Net earnings per common share, basic	$ 1.92	$ 2.1	$ 2.86
Total earnings per common share, diluted	$ 1.92	$ 2.1	$ 2.82

Earnings Per Share (Reconciliation Of PG&E Corporation's Income Available For Common Shareholders And Weighted Average Shares Of Common Stock Outstanding For Calculating Basic EPS) (Details) (USD $)
In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings Per Share Basic And Diluted [Line Items]
Net Income	$ 816	$ 844	$ 1,099
Weighted average common shares outstanding, basic	424	401	382
Employee share-based compensation	1	1
Total	$ 1.92	$ 2.1	$ 2.86
Basic [Member]
Earnings Per Share Basic And Diluted [Line Items]
Net Income			1,099
Less: distributed earnings to common shareholders			706
Undistributed earnings			393
Distributed earnings to common shareholders			706
Undistributed earnings allocated to common shareholders			385
Interest on Convertible Debt, Net of Tax			0
Total common shareholders earnings			1,091
Weighted average common shares outstanding, basic			382
Convertible subordinated notes			8
Employee share-based compensation			0
Weighted average common shares outstanding and participating securities			390
Distributed earnings, basic			$ 1.85	[1]
Undistributed earnings			$ 1.01
Total			$ 2.86
Diluted [Member]
Earnings Per Share Basic And Diluted [Line Items]
Net Income			1,099
Less: distributed earnings to common shareholders			0
Undistributed earnings			1,099
Distributed earnings to common shareholders			0
Undistributed earnings allocated to common shareholders			1,099
Interest on Convertible Debt, Net of Tax			8
Total common shareholders earnings			$ 1,107
Weighted average common shares outstanding, basic			382
Convertible subordinated notes			8
Employee share-based compensation			2
Weighted average common shares outstanding and participating securities			392
Distributed earnings, basic			$ 0	[1]
Undistributed earnings			$ 2.82
Total			$ 2.82

[1]	Distributed earnings, basic may differ from actual per share amounts paid as dividends, as the EPS computation under GAAP requires the use of the weighted average, rather than the actual, number of shares outstanding.

Income Taxes (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Total UTB that, if recognized, would impact the effective income tax rate as of the end of the year	$ 18
Aggregate amount of federal capital loss carryforwards	2,100
Tax credit carryforwards, expiration amount	12
Loss carryforwards, charitable contribution	128
Tax benefit from employee stock plans	$ 19
Tax Credit Carryforward Expiration Date [Minimum]	Dec 31, 2029
Tax Credit Carryforward Expiration Date [Maximum]	Dec 31, 2032
Charitable Contribution Carryforward Expiration Date [Minimum]	Dec 31, 2013
Charitable Contribution Carryforward Expiration Date [Maximum]	Dec 31, 2017

Income Taxes (Schedule Of Income Tax Provision) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current, Federal	$ (74)	$ (77)	$ (12)
Current, State	33	152	130
Deferred, Federal	374	504	525
Deferred, State	(92)	(135)	(91)
Tax credits	(4)	(4)	(5)
Income Tax Provision	262	440	547
Pacific Gas And Electric Company [Member]
Income Tax Provision	298	480	574
Utility [Member]
Current, Federal	(52)	(83)	(54)
Current, State	41	161	134
Deferred, Federal	404	534	589
Deferred, State	(91)	(128)	(90)
Tax credits	(4)	(4)	(5)
Income Tax Provision	$ 298	$ 480	$ 574

Income Taxes (Schedule Of Deferred Tax Assets And Liabilities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Pacific Gas And Electric Company [Member]
Customer advances for construction	$ 101	$ 108
Reserve for damages	175	243
Environmental reserve	97	157
Compensation	229	310
Net operating loss carryforward	938	728
Other	264	217
Total deferred income tax assets	1,804	1,763
Regulatory balancing accounts	256	643
Property related basis differences	7,449	6,544
Income tax regulatory asset	663	588
Other	173	192
Total deferred income tax liabilities	8,541	7,967
Total net deferred income tax liabilities	6,737	6,204
Included in current liabilities (assets)	(11)	196
Included in noncurrent liabilities	6,748	6,008
Utility [Member]
Customer advances for construction	101	108
Reserve for damages	175	243
Environmental reserve	97	157
Compensation	179	258
Net operating loss carryforward	736	567
Other	255	180
Total deferred income tax assets	1,543	1,513
Regulatory balancing accounts	256	643
Property related basis differences	7,447	6,536
Income tax regulatory asset	663	588
Other	99	105
Total deferred income tax liabilities	8,465	7,872
Total net deferred income tax liabilities	6,922	6,359
Included in current liabilities (assets)	(17)	199
Included in noncurrent liabilities	$ 6,939	$ 6,160

Income Taxes (Schedule Of Effective Income Tax Rate Reconciliation) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pacific Gas And Electric Company [Member]
Federal statutory income tax rate	35.00%	35.00%	35.00%
State income tax (net of federal benefit)	(3.90%)	1.10%	0.70%
Effect of regulatory treatment of fixed asset differences	(4.10%)	(4.40%)	(3.10%)
Tax credits	(0.60%)	(0.50%)	(0.40%)
IRS audit settlements	0.00%	0.00%	0.10%
Benefit of loss carryback	(0.70%)	(1.90%)	0.00%
Non deductible penalties	0.60%	6.50%	0.20%
Other, net	(3.80%)	(1.50%)	0.70%
Effective tax rate	22.50%	34.30%	33.20%
Utility [Member]
Federal statutory income tax rate	35.00%	35.00%	35.00%
State income tax (net of federal benefit)	(3.00%)	1.60%	1.00%
Effect of regulatory treatment of fixed asset differences	(3.90%)	(4.20%)	(3.00%)
Tax credits	(0.60%)	(0.50%)	(0.40%)
IRS audit settlements	0.00%	0.00%	(0.20%)
Benefit of loss carryback	(0.40%)	(2.10%)	0.00%
Non deductible penalties	0.50%	6.30%	0.20%
Other, net	(0.80%)	0.10%	1.30%
Effective tax rate	26.80%	36.20%	33.90%

Income Taxes (Schedule Of Change In Unrecognized Tax Benefits) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pacific Gas And Electric Company [Member]
Balance at beginning of year	$ 506	$ 714	$ 673
Additions for tax position taken during a prior year	32	2	27
Reductions for tax position taken during a prior year	(13)	(198)	(20)
Additions for tax position taken during the current year	67	3	89
Settlements	(11)	(15)	(55)
Balance at end of year	581	506	714
Utility [Member]
Balance at beginning of year	503	712	652
Additions for tax position taken during a prior year	26	2	27
Reductions for tax position taken during a prior year	(10)	(196)	0
Additions for tax position taken during the current year	67	0	87
Settlements	(11)	(15)	(54)
Balance at end of year	$ 575	$ 503	$ 712

Derivatives And Hedging Activities (Volumes Of Outstanding Derivative Contracts) (Details)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Derivative [Line Items]
Derivatives expiration, lower	2018 years		2017 years
Derivatives expiration, higher	2023 years		2022 years
Forwards And Swaps [Member] | Natural Gas [Member]
Derivative [Line Items]
Less Than 1 Year	329,466,510	[1],[2],[3]	500,375,394
Greater Than 1 Year but Less Than 3 Years	98,628,398	[1],[2],[3]	212,088,902
Greater Than 3 Years but Less Than 5 Years	5,490,000	[1],[2],[3]	6,080,000
Greater Than 5 Years	0	[1],[2],[3],[4]	0	[1],[2],[3],[5]
Forwards And Swaps [Member] | Electricity [Member]
Derivative [Line Items]
Less Than 1 Year	2,537,023	[1]	4,718,568	[1]
Greater Than 1 Year but Less Than 3 Years	3,541,046	[1]	5,206,512	[1]
Greater Than 3 Years but Less Than 5 Years	2,009,505	[1]	2,142,024	[1]
Greater Than 5 Years	2,538,718	[1],[4]	3,754,872	[1],[5]
Options [Member] | Natural Gas [Member]
Derivative [Line Items]
Less Than 1 Year	221,587,431	[1]	257,766,990	[1]
Greater Than 1 Year but Less Than 3 Years	216,279,767	[1]	336,543,013	[1]
Greater Than 3 Years but Less Than 5 Years	10,050,000	[1]	0	[1]
Greater Than 5 Years	0	[1],[4]	0	[1],[5]
Options [Member] | Electricity [Member]
Derivative [Line Items]
Less Than 1 Year	0	[1]	1,248,000	[1]
Greater Than 1 Year but Less Than 3 Years	239,015	[1]	132,048	[1]
Greater Than 3 Years but Less Than 5 Years	239,233	[1]	264,348	[1]
Greater Than 5 Years	119,508	[1],[4]	264,096	[1],[5]
Congestion Revenue Rights [Member] | Electricity [Member]
Derivative [Line Items]
Less Than 1 Year	74,198,690	[1]	84,247,502	[1]
Greater Than 1 Year but Less Than 3 Years	74,187,803	[1]	72,882,246	[1]
Greater Than 3 Years but Less Than 5 Years	74,240,147	[1]	72,949,250	[1]
Greater Than 5 Years	25,699,804	[1],[4]	61,673,535	[1],[5]

[1]	Amounts shown reflect the total gross derivative volumes by commodity type that are expected to settle in each period.
[2]	Amounts shown are for the combined positions of the electric fuels and core gas portfolios.
[3]	Million British Thermal Units.
[4]	Derivatives in this category expire between 2018 and 2023.
[5]	Derivatives in this category expire between 2017 and 2022.

Derivatives And Hedging Activities (Outstanding Derivative Balances) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Total Commodity Risk [Member]
Derivatives And Hedging Activities [Line Items]
Gross Derivative Balance	$ (329)	$ (720)
Netting	0	0
Cash Collateral	165	478
Total Derivative Balances	(164)	(242)
Other Current Assets [Member]
Derivatives And Hedging Activities [Line Items]
Gross Derivative Balance	48	54
Netting	(25)	(39)
Cash Collateral	36	103
Total Derivative Balances	59	118
Other Noncurrent Assets [Member]
Derivatives And Hedging Activities [Line Items]
Gross Derivative Balance	99	113
Netting	(11)	(59)
Cash Collateral	0	0
Total Derivative Balances	88	54
Other Current Liabilities [Member]
Derivatives And Hedging Activities [Line Items]
Gross Derivative Balance	(255)	(489)
Netting	25	39
Cash Collateral	115	274
Total Derivative Balances	(115)	(176)
Other Noncurrent Liabilities [Member]
Derivatives And Hedging Activities [Line Items]
Gross Derivative Balance	(221)	(398)
Netting	11	59
Cash Collateral	14	101
Total Derivative Balances	$ (196)	$ (238)

Derivatives And Hedging Activities (Gains And Losses On Derivative Instruments) (Details) (PGE Corporation And Utility [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
PGE Corporation And Utility [Member]
Unrealized (loss) gain - regulatory assets and liabilities	$ 391	[1]	$ 21	[1]	$ (260)	[1]
Realized loss-cost of electricity	(486)	[2]	(558)	[2]	(573)	[2]
Realized loss-cost of natural gas	(38)	[2]	(106)	[2]	(79)	[2]
Total commodity risk instruments	$ (133)		$ (643)		$ (912)

[1]	Unrealized gains and losses on commodity risk-related derivative instruments are recorded to regulatory assets or liabilities, rather than being recorded to the Consolidated Statements of Income. These amounts exclude the impact of cash collateral postings.
[2]	These amounts are fully passed through to customers in rates. Accordingly, net income was not impacted by realized amounts on these instruments.

Derivatives And Hedging Activities (Additional Cash Collateral The Utility Would Be Required To Post If Its Credit-Risk-Related Contingency Features Were Triggered) (Details) (USD $)
In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Derivatives And Hedging Activities [Abstract]
Derivatives in a liability position with credit risk-related contingencies that are not fully collateralized	$ (266)		$ (611)
Related derivatives in an asset position	59		86
Collateral posting in the normal course of business related to these derivatives	103		250
Net position of derivative contracts/additional collateral posting requirements	$ (104)	[1]	$ (275)	[1]

[1]	This calculation excludes the impact of closed but unpaid positions, as their settlement is not impacted by any of the Utility's credit risk-related contingencies.

Fair Value Measurements (Assets And Liabilities Measured At Fair Value On A Recurring Basis) (Details) (USD $)	Dec. 31, 2012		Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Amount primarily related to deferred taxes on appreciation of investment value	$ 240,000,000		$ 188,000,000
Estimate Of Fair Value Fair Value Disclosure [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Money market investments	209,000,000		206,000,000
Total assets	3,030,000,000		2,881,000,000
Total liabilities	311,000,000		414,000,000
Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Money market investments	209,000,000		206,000,000
Total assets	2,241,000,000		2,127,000,000
Total liabilities	163,000,000		442,000,000
Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets	708,000,000		680,000,000
Total liabilities	153,000,000		302,000,000
Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets	81,000,000		69,000,000
Total liabilities	160,000,000		143,000,000
Netting [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets	0	[1]	5,000,000	[1]
Total liabilities	(165,000,000)		(473,000,000)
Nuclear Decommissioning Trusts [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Money market investments	21,000,000		24,000,000
U.S. equity securities	940,000,000		841,000,000
Non-U.S. equity securities	379,000,000		323,000,000
U.S. government and agency securities	681,000,000		720,000,000
Total assets	2,021,000,000	[2]	1,908,000,000	[3]
Nuclear Decommissioning Trusts [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
U.S. equity securities	9,000,000		8,000,000
U.S. government and agency securities	139,000,000		156,000,000
Municipal securities	59,000,000		58,000,000
Other fixed-income securities	173,000,000		99,000,000
Total assets	380,000,000	[2]	321,000,000	[3]
Nuclear Decommissioning Trusts [Member] | Estimate Of Fair Value [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Money market investments	21,000,000		24,000,000
U.S. equity securities	949,000,000		849,000,000
Non-U.S. equity securities	379,000,000		323,000,000
U.S. government and agency securities	820,000,000		876,000,000
Municipal securities	59,000,000		58,000,000
Other fixed-income securities	173,000,000		99,000,000
Total assets	2,401,000,000	[2]	2,229,000,000	[3]
Price Risk Management Instruments [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets	1,000,000
Electric	1,000,000
Electric	155,000,000		411,000,000
Gas	8,000,000		31,000,000
Price Risk Management Instruments [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets	65,000,000		98,000,000
Electric	60,000,000		92,000,000
Gas	5,000,000		6,000,000
Electric	144,000,000		289,000,000
Gas	9,000,000		13,000,000
Price Risk Management Instruments [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets	81,000,000		69,000,000
Electric	80,000,000		69,000,000
Gas	1,000,000
Electric	160,000,000		143,000,000
Price Risk Management Instruments [Member] | Netting [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets	0	[1]	5,000,000	[1]
Electric	6,000,000	[1]	8,000,000	[1]
Gas	(6,000,000)	[1]	(3,000,000)	[1]
Electric	(156,000,000)		(441,000,000)	[1]
Gas	(9,000,000)	[1]	(32,000,000)	[1]
Price Risk Management Instruments [Member] | Estimate Of Fair Value [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Total assets	147,000,000		172,000,000
Electric	147,000,000		169,000,000
Gas	0		3,000,000
Electric	303,000,000		402,000,000
Gas	8,000,000		12,000,000
Rabbi Trusts [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Other fixed-income securities	30,000,000		25,000,000
Life insurance contracts	72,000,000		67,000,000
Total assets	102,000,000		92,000,000
Rabbi Trusts [Member] | Estimate Of Fair Value [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Other fixed-income securities	30,000,000		25,000,000
Life insurance contracts	72,000,000		67,000,000
Total assets	102,000,000		92,000,000
Long-Term Disability Trust [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Money market investments	10,000,000		13,000,000
U.S. equity securities	0		0
Total assets	10,000,000		13,000,000
Long-Term Disability Trust [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
U.S. equity securities	14,000,000		15,000,000
Non-U.S. equity securities	11,000,000		9,000,000
Fixed-income securities	136,000,000		145,000,000
Total assets	161,000,000		169,000,000
Long-Term Disability Trust [Member] | Estimate Of Fair Value [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Money market investments	10,000,000		13,000,000
U.S. equity securities	14,000,000		15,000,000
Non-U.S. equity securities	11,000,000		9,000,000
Fixed-income securities	136,000,000		145,000,000
Total assets	$ 171,000,000		$ 182,000,000

[1]	Includes the effect of the contractual ability to settle contracts under master netting agreements and margin cash collateral.
[2]	Excludes $240 million at December 31, 2012 primarily related to deferred taxes on appreciation of investment value.
[3]	Excludes $188 million at December 31, 2011 primarily related to deferred taxes on appreciation of investment value.

Fair Value Measurements (Level 3 Reconciliation) (Details) (Fair Value, Inputs, Level 3 [Member], Price Risk Management Instruments [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Fair Value, Inputs, Level 3 [Member] | Price Risk Management Instruments [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Liability balance as of January 1	$ (74)		$ (399)
Realized and unrealized gains (losses): Included in regulatory assets and liabilities or balancing accounts	(5)	[1]	122	[1]
Transfers out of Level 3	0		203
Liability balance as of December 31	$ (79)		$ (74)

[1]	Price risk management activity is recoverable through customer rates, therefore, balancing account revenue is recorded for amounts settled and purchased and there is no impact to net income. Unrealized gains and losses are deferred in regulatory liabilities and assets.

Fair Value Measurements (Carrying Amount And Fair Value Of Financial Instruments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Energy recovery bond, principal outstanding		$ 423
Carrying Amount [Member]
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Debt financial instrument	349	349
Energy recovery bond, principal outstanding	0	423
Carrying Amount [Member] | Pacific Gas And Electric Company [Member]
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Debt financial instrument	11,645	10,545
Estimate Of Fair Value [Member]
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Debt financial instrument	371	380
Energy recovery bond, principal outstanding	0	433
Estimate Of Fair Value [Member] | Pacific Gas And Electric Company [Member]
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Debt financial instrument	$ 13,946	$ 12,543

Fair Value Measurements (Schedule Of Unrealized Gains Losses Related To Available-For-Sale Investments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Schedule of Available-for-sale Securities [Line Items]
Amount primarily related to deferred taxes on appreciation of investment value	$ 240		$ 188
Cash And Cash Equivalents [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	21		24
Total Fair Value	21	[1]	24	[1]
U.S. Equity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	331		334
Total Unrealized Gains	618		518
Total Unrealized Losses	0		(3)
Total Fair Value	949	[1]	849	[1]
Non-U.S. Equity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	199		194
Total Unrealized Gains	181		131
Total Unrealized Losses	(1)		(2)
Total Fair Value	379	[1]	323	[1]
U.S. Government And Agency Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	723		774
Total Unrealized Gains	97		102
Total Unrealized Losses	0		0
Total Fair Value	820	[1]	876	[1]
Municipal Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	56		56
Total Unrealized Gains	4		2
Total Unrealized Losses	(1)		0
Total Fair Value	59	[1]	58	[1]
Other Fixed-Income Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	168		96
Total Unrealized Gains	5		3
Total Unrealized Losses	0		0
Total Fair Value	173	[1]	99	[1]
Securities (Assets) [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	1,498		1,478
Total Unrealized Gains	905		756
Total Unrealized Losses	(2)		(5)
Total Fair Value	$ 2,401	[1]	$ 2,229	[1]

[1]	Excludes $240 million and $188 million at December 31, 2012 and December 31, 2011, respectively, primarily related to deferred taxes on appreciation of investment value.

Fair Value Measurements (Schedule Of Maturities On Debt Securities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Fair Value Measurements [Abstract]
Less than 1 year	$ 5
1-5 years	456
5-10 years	218
More than 10 years	373
Total maturities of debt securities	$ 1,052

Fair Value Measurements (Schedule Of Activity For Debt And Equity Securities) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Fair Value Measurements [Abstract]
Proceeds from sales and maturities of nuclear decommissioning trust investments	$ 1,133	$ 1,928	$ 1,405
Gross realized gains on sales of securities held as available-for-sale	19	43	42
Gross realized losses on sales of securities held as available-for-sale	$ (17)	$ (30)	$ (11)

Fair Value Measurements (Level 3 Measurements And Sensitivity Analysis) (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012
Congestion Revenue Rights [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value	$ 80,000,000
Liabilities, Fair Value	16,000,000
Fair value measurement Valuation technique	Market approach
Fair value measurement Unobservable Input	CRR auction prices
Power Purchase Agreements [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair Value	0
Liabilities, Fair Value	$ 145,000,000
Fair value measurement Valuation technique	Discounted cash flow
Fair value measurement Unobservable Input	Forward prices
Minimum [Member] | CRR Auction Prices [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Range	(9.04)	[1]
Minimum [Member] | Forward Prices [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Range	8.59	[1]
Maximum [Member] | CRR Auction Prices [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Range	55.15	[1]
Maximum [Member] | Forward Prices [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Range	62.9	[1]

[1]	Represents price per megawatt-hour

Employee Benefit Plans (Reconciliation Of Changes In Plan Assets Benefit Obligations And Funded Status) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Noncurrent liability	$ (3,575)		$ (3,396)
Accumulated benefit obligation	13,778		12,285
Decrease in other comprehensive income	(17)		(36)		29
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets at January 1	1,491		1,337
Actual return on plan assets	191		95
Company contributions	149		137
Plan participant contribution	55		52
Benefits and expenses paid	(128)		(130)
Fair value of plan assets at December 31	1,758		1,491		1,337
Projected benefit obligation at January 1	1,885		1,755
Service cost for benefits earned	49		42
Interest cost	83		91		88
Actuarial loss	(23)		63
Plan amendments	5		0
Benefits and expenses paid	(119)		(130)
Federal subsidy on benefits paid	5		12
Projected benefit obligation at December 31	1,940		1,885		1,755
Noncurrent liability	(181)		(394)
Accrued benefit cost	(181)		(394)
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets at January 1	10,993		10,250
Actual return on plan assets	1,488		1,016
Company contributions	282		230
Benefits and expenses paid	(622)		(503)
Fair value of plan assets at December 31	12,141		10,993		10,250
Projected benefit obligation at January 1	14,000	[1]	12,071
Service cost for benefits earned	396		320
Interest cost	658		660		645
Actuarial loss	1,099		1,450
Plan amendments	9		0
Transitional costs	1		2
Benefits and expenses paid	(622)		(503)
Projected benefit obligation at December 31	15,541	[1]	14,000	[1]	12,071
Current liability	(6)		(5)
Noncurrent liability	(3,394)		(3,002)
Accrued benefit cost	(3,400)		(3,007)
Change In Benefit Obligation [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan participant contribution	$ 55		$ 52

[1]	PG&E Corporation's accumulated benefit obligation was $13,778 million and $12,285 million at December 31, 2012 and 2011, respectively.

Employee Benefit Plans (Components Of Net Periodic Benefit Cost) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Less: Transfer To Regulatory Account	$ 301		$ 139		$ 233
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost for benefits earned	49		42		36
Interest cost	83		91		88
Expected return on plan assets	(77)		(82)		(74)
Amortization of transition obligation	24		26		26
Amortization of prior service cost	25		27		25
Amortization of unrecognized loss	6		4		3
Net periodic benefit cost	110		108		104
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost for benefits earned	396		320		279
Interest cost	658		660		645
Expected return on plan assets	(598)		(669)		(624)
Amortization of prior service cost	20		34		53
Amortization of unrecognized loss	123		50		44
Net periodic benefit cost	599		395		397
Less: Transfer To Regulatory Account	(301)	[1]	(139)	[1]	(233)	[1]
Total	$ 298		$ 256		$ 164

[1]	The Utility recorded $301 million, $139 million, and $233 million for the years ended December 31, 2012, 2011, and 2010, respectively, to a regulatory account as the amounts are probable of recovery from customers in future rates

Employee Benefit Plans (Estimated Amortized Net Periodic Benefit For 2012) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Unrecognized prior service cost	$ 24
Unrecognized net loss	6
Total	30
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Unrecognized prior service cost	20
Unrecognized net loss	110
Total	$ 130

Employee Benefit Plans (Schedule Of Assumptions Used In Calculating Projected Benefit Cost And Net Periodic Benefit Cost) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Discount rate	3.98%	4.66%	5.42%
Average rate of future compensation increases	4.00%	5.00%	5.00%
Expected return on plan assets	5.40%	5.50%	6.60%
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Discount rate range	3.75 -4.08	4.41-4.77	5.11-5.56
Expected return on plan assets percentage range	2.90- 6.10	4.40-5.50	5.20-6.60

Employee Benefit Plans (Schedule Of Assumed Health Care Cost Trend) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Employee Benefit Plans [Abstract]
Effect on postretirement benefit obligation, One-Percentage-Point Increase	$ 108
Effect on postretirement benefit obligation, One-Percentage-Point Decrease	(111)
Effect on service and interest cost, One-Percentage-Point Increase	8
Effect on service and interest cost, One-Percentage-Point Decrease	$ (8)
Assumed health care cost trend rate	7.50%
Ultimate trend rate	5.00%
Year of ultimate trend rate	2018
Assumed return	5.40%	5.50%	6.60%
10 year actual rate of return	10.20%
Number of Aa-grade non-callable bonds used to develop the yield curve for rate used	648

Employee Benefit Plans (Target Asset Allocation Percentages) (Details)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined benefit plan, target allocation percentage of assets, Total	100.00%	100.00%	100.00%
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined benefit plan, target allocation percentage of assets, Total	100.00%	100.00%	100.00%
Fixed Income Securities[Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	60.00%	50.00%	50.00%
Fixed Income Securities[Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	57.00%	47.00%	50.00%
Real Assets [member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	8.00%	8.00%	0.00%
Real Assets [member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	10.00%	10.00%	0.00%
Extended Fixed Income Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	0.00%	0.00%	0.00%
Extended Fixed Income Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	3.00%	3.00%	0.00%
Absolute Return [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	4.00%	4.00%	4.00%
Absolute Return [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	5.00%	5.00%	5.00%
Global Equity Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	28.00%	38.00%	3.00%
Global Equity Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	25.00%	35.00%	5.00%
U.S. Equity Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	0.00%	0.00%	28.00%
U.S. Equity Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	0.00%	0.00%	26.00%
Non-U.S. Equity Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	0.00%	0.00%	15.00%
Non-U.S. Equity Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Target Allocation Percentage of Assets, Other	0.00%	0.00%	14.00%

Employee Benefit Plans (Schedule Of Fair Value Of Plan Assets) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	$ 13,767	$ 12,529
Total Fair Value Of Trust Other Net Assets	132
Total Fair Value Of Trust Other Net Liabilities	45
Notice To Redeem Investments days [maximum]	90
Money Market Investments Net Asset Value Per Unit	$ 1
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1,733	1,524
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	12,034	11,005
Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	420	396
Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	2,618	2,204
Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1,235	1,074
Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	8,007	7,664
Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	78	54	186
Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1,409	1,137	1,163
Cash Equivalents [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	77	48
Cash Equivalents [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	112	51
Cash Equivalents [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	77	48
Cash Equivalents [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	112	51
Cash Equivalents [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Cash Equivalents [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Cash Equivalents [Member] | Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Cash Equivalents [Member] | Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
U.S. Government And Agency Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	153	151
U.S. Government And Agency Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1,715	1,396
U.S. Government And Agency Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	148	151
U.S. Government And Agency Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1,576	1,224
U.S. Government And Agency Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	5	0
U.S. Government And Agency Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	139	172
U.S. Government And Agency Securities [Member] | Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
U.S. Government And Agency Securities [Member] | Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
U.S. Equity Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	308
U.S. Equity Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	2,434
U.S. Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	86
U.S. Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	273
U.S. Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	222
U.S. Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	2,161
U.S. Equity Securities [Member] | Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
U.S. Equity Securities [Member] | Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Residential Real Estate [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	96	37
Residential Real Estate [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	810	587
Residential Real Estate [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	68	31
Residential Real Estate [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	525	522
Residential Real Estate [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Residential Real Estate [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Residential Real Estate [Member] | Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	28	6
Residential Real Estate [Member] | Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	285	65
Corporate Debt Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	805	682
Corporate Debt Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	4,889	3,670
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	9	0
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	3	2
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	795	681
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	4,275	3,083
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	1	1
Corporate Debt Securities [Member] | Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	611	585
Non-U.S. Equity Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	187
Non-U.S. Equity Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	1,494
Non-U.S. Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	79
Non-U.S. Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	131
Non-U.S. Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	108
Non-U.S. Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	1,363
Non-U.S. Equity Securities [Member] | Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Non-U.S. Equity Securities [Member] | Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Other Fixed Income [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	38	45
Other Fixed Income [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	576	689
Other Fixed Income [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	1
Other Fixed Income [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	1
Other Fixed Income [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	38	44
Other Fixed Income [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	576	688
Other Fixed Income [Member] | Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Other Fixed Income [Member] | Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Global Equity Securities [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	515	19
Global Equity Securities [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	3,419	197
Global Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	118	0
Global Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	402	0
Global Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	397	19
Global Equity Securities [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	3,017	197
Global Equity Securities [Member] | Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Global Equity Securities [Member] | Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Absolute Return [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	49	47
Absolute Return [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	513	487
Absolute Return [Member] | Fair Value, Inputs, Level 1 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Absolute Return [Member] | Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Absolute Return [Member] | Fair Value, Inputs, Level 2 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Absolute Return [Member] | Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	0	0
Absolute Return [Member] | Fair Value, Inputs, Level 3 [Member] | Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	49	47
Absolute Return [Member] | Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Total fair value of plan assets for pension and other benefit plans	$ 513	$ 487

Employee Benefit Plans (Schedule Of Level 3 Reconciliation) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Balance as of December 31	$ 13,767	$ 12,529
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of December 31	1,733	1,524
Other Benefits [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of December 31	420	396
Other Benefits [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of December 31	1,235	1,074
Other Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	54	186
Relating to assets still held at the reporting date	3	17
Relating to assets sold during the period	0	(2)
Purchases	22	40
Settlements	(1)	(36)
Transfers out of Level 3	0	(151)
Balance as of December 31	78	54
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of December 31	12,034	11,005
Pension Benefits [Member] | Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of December 31	2,618	2,204
Pension Benefits [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of December 31	8,007	7,664
Pension Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	1,137	1,163
Relating to assets still held at the reporting date	66	60
Relating to assets sold during the period	(1)	3
Purchases	220	81
Settlements	(13)	(107)
Transfers out of Level 3	0	(63)
Balance as of December 31	1,409	1,137
Real Estate [Member] | Other Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	6	0
Relating to assets still held at the reporting date	1	0
Relating to assets sold during the period	0	0
Purchases	21	6
Settlements	0	0
Transfers out of Level 3	0	0
Balance as of December 31	28	6
Real Estate [Member] | Pension Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	65	0
Relating to assets still held at the reporting date	12	0
Relating to assets sold during the period	0	0
Purchases	208	65
Settlements	0	0
Transfers out of Level 3	0	0
Balance as of December 31	285	65
Absolute Return [Member] | Other Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	47	47
Relating to assets still held at the reporting date	2	1
Relating to assets sold during the period	0	0
Purchases	0	0
Settlements	0	(1)
Transfers out of Level 3	0	0
Balance as of December 31	49	47
Absolute Return [Member] | Pension Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	487	494
Relating to assets still held at the reporting date	26	5
Relating to assets sold during the period	0	2
Purchases	0	0
Settlements	0	(14)
Transfers out of Level 3	0	0
Balance as of December 31	513	487
Corporate Fixed Income Securities [Member] | Other Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	1	129
Relating to assets still held at the reporting date	0	16
Relating to assets sold during the period	0	(2)
Purchases	1	34
Settlements	(1)	(30)
Transfers out of Level 3	0	(146)
Balance as of December 31	1	1
Corporate Fixed Income Securities [Member] | Pension Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	585	549
Relating to assets still held at the reporting date	28	57
Relating to assets sold during the period	(1)	0
Purchases	12	14
Settlements	(13)	(35)
Transfers out of Level 3	0	0
Balance as of December 31	611	585
Other Fixed Income [Member] | Other Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	0	10
Relating to assets still held at the reporting date	0	0
Relating to assets sold during the period	0	0
Purchases	0	0
Settlements	0	(5)
Transfers out of Level 3	0	(5)
Balance as of December 31	0	0
Other Fixed Income [Member] | Pension Benefits [Member] | Fair Value, Inputs, Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Balance as of January 1	0	120
Relating to assets still held at the reporting date	0	(2)
Relating to assets sold during the period	0	1
Purchases	0	2
Settlements	0	(58)
Transfers out of Level 3	0	(63)
Balance as of December 31	$ 0	$ 0

Employee Benefit Plans (Schedule Of Estimated Benefits Expected To Be Paid) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Pension Plans Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
2013	$ 581
2014	618
2015	656
2016	695
2017	732
2018-2022	4,172
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
2013	108
2014	112
2015	115
2016	119
2017	124
2018-2022	662
Contributed to the other benefit plans	149	137
Approximate contribution expected to be paid	109
Federal Subsidy [Member]
Defined Benefit Plan Disclosure [Line Items]
2013	(6)
2014	(7)
2015	(7)
2016	(8)
2017	(8)
2018-2022	(42)
Pensions Benefits Member
Defined Benefit Plan Disclosure [Line Items]
Contributed to the other benefit plans	282
Approximate contribution expected to be paid	$ 327

Employee Benefit Plans (Schedule Of Employer Contribution Expense) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Employee Benefit Plans [Abstract]
Pension expense	$ 67	$ 65	$ 56

Resolution Of Remaining Chapter 11 Disputed Claims (Changes In The Remaining Net Disputed Claims Liability) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Resolution Of Remaining Chapter Eleven Disputed Claims [Line Items]
Escrow for payment of remaining net disputed claims	$ 291	$ 320
Balance at December 31, 2011	848
Interest accrued	27
Less: supplier settlements	(33)
Balance at December 31, 2012	842
Interest payable on disputed claims	685
Pacific Gas And Electric Company [Member]
Resolution Of Remaining Chapter Eleven Disputed Claims [Line Items]
Remaining disputed claims	157
CAISO And PX [Member]
Resolution Of Remaining Chapter Eleven Disputed Claims [Line Items]
Carrying amounts due from CAISO and PX as of the balance sheet date for disputed claims related to the Chapter 11 Filing		$ 494

Related Party Agreements And Transactions (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Related Party Transaction [Line Items]
Current receivables	$ 19	$ 21
Current payables	17	13
Administrative Services Provided To PG&E Corporation [Member]
Related Party Transaction [Line Items]
Utility revenues from	7	6	7
Administrative Services Received From PG&E Corporation [Member]
Related Party Transaction [Line Items]
Utility expenses from	50	49	55
Utility Employee Benefit Due To PG&E Corporation [Member]
Related Party Transaction [Line Items]
Utility expenses from	$ 51	$ 33	$ 27

Commitments And Contingencies (Schedule Of Costs Incurred Attributable To Each Category Of Power Purchase Agreements) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Third-Party Power Purchase Agreements [Line Items]
Payments for renewable energy contracts with QF's	$ 286		$ 297		$ 321
Qualifying Facilities [Member]
Third-Party Power Purchase Agreements [Line Items]
Costs incurred in power purchase	779	[1]	1,069	[1]	1,164	[1]
Renewable Energy Contracts [Member]
Third-Party Power Purchase Agreements [Line Items]
Costs incurred in power purchase	815		622		573
Other Power Purchase Agreements [Member]
Third-Party Power Purchase Agreements [Line Items]
Costs incurred in power purchase	$ 661		$ 690		$ 657

[1]	Costs incurred include $286, $297, and $321 attributable to renewable energy contracts with qualifying facilities at December 31, 2012, 2011 and 2010, respectively.

Commitments And Contingencies (Third-Party Power Purchase Agreements) (Details)	12 Months Ended
Dec. 31, 2012
Third-Party Power Purchase Agreements [Line Items]
Long term contract for purchase of electric power, number of QF's	180
Qualifying Facilities [Member]
Third-Party Power Purchase Agreements [Line Items]
Long term contract for purchase of electric power, date of contract expiration, beginning date	2013
Long term contract for purchase of electric power, date of contract expiration, ending date	2028
Renewable Energy Power Purchase Agreements [Member]
Third-Party Power Purchase Agreements [Line Items]
Minimum eligible renewable resources of total retail sales for purchasing renewable energy	33.00%

Commitments And Contingencies (Third-Party Power Purchases) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Long-term Purchase Commitment [Line Items]
2013	$ 3,094
2014	3,434
2015	3,414
2016	3,298
2017	3,140
Thereafter	36,518
Total	52,898
QF Energy Payments [Member]
Long-term Purchase Commitment [Line Items]
2013	892
2014	914
2015	727
2016	618
2017	490
Thereafter	2,238
Total	5,879
Renewable (Other Than QF) Energy [Member]
Long-term Purchase Commitment [Line Items]
2013	1,356
2014	1,843
2015	2,038
2016	2,054
2017	2,053
Thereafter	30,958
Total	40,302
Other, Energy Payments [Member]
Long-term Purchase Commitment [Line Items]
2013	846
2014	677
2015	649
2016	626
2017	597
Thereafter	3,322
Total	$ 6,717

Commitments And Contingencies (Schedule Of Capacity Payments Due Under The QF Contracts Discount) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Maximum [Member] Qualifying Facilities [Member]	Dec. 31, 2012 Minimum [Member] Qualifying Facilities [Member]
Long-term Purchase Commitment [Line Items]
2013	$ 35
2014	27
2015	24
2016	22
2017	18
Thereafter	20
Total fixed capacity payments	146
Less: amount representing interest	21
Present value of fixed capacity payments	125
Capital lease expiration dates of contracts			2014-04-01	2021-09-01
Present value of fixed capacity payments, portion classified as current liabilities	29	36
Present value of fixed capacity payments, portion classified as noncurrent liabilities	96	212
Capitalized asset for fixed capacity payments for corresponding assets	125	248
Capitalized asset for fixed capacity payments, accumulated amortization	$ 148	$ 160

Commitments And Contingencies (Gas Supply, Transportation And Storage) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Long-term Purchase Commitment [Line Items]
2013	$ 3,094
2014	3,434
2015	3,414
2016	3,298
2017	3,140
Thereafter	36,518
Total	52,898
Pacific Gas And Electric Company [Member]
Long-term Purchase Commitment [Line Items]
Cost of natural gas purchases	1,300	1,800	1,600
Natural Gas, Gas Transportation and Gas Storage Purchases [Member]
Long-term Purchase Commitment [Line Items]
2013	707
2014	208
2015	192
2016	152
2017	108
Thereafter	865
Total	$ 2,232

Commitments And Contingencies (Nuclear Fuel Agreements) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Long-term Purchase Commitment [Line Items]
2013	$ 3,094
2014	3,434
2015	3,414
2016	3,298
2017	3,140
Thereafter	36,518
Total	52,898
Pacific Gas And Electric Company [Member]
Long-term Purchase Commitment [Line Items]
Payments for nuclear fuel	118	77	144
Length of contract terms, minimum (in years)	1
Length of contract terms, maximum (in years)	13
Percentage coverage of reactor requirements through 2020	100.00%
Percentage coverage of reactor requirements through 2017	100.00%
Nuclear Fuel Purchase Commitments [Member]
Long-term Purchase Commitment [Line Items]
2013	113
2014	128
2015	194
2016	147
2017	148
Thereafter	878
Total	$ 1,608

Commitments And Contingencies (Other Commitments And Other Operating Leases) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 years	Dec. 31, 2011	Dec. 31, 2010
Commitments And Contingencies [Abstract]
2013	$ 42
2014	37
2015	32
2016	31
2017	24
Thereafter	206
Total	372
Payments for other commitments and operating leases	$ 32	$ 27	$ 25
Expiration dates on operating leases beginning date	2013
Expiration dates on operating leases ending date	2023
Operating rental leases, annual percentage increase, low end	2.00%
Operating rental leases, annual percentage increase. high end	5.00%
Operating rental leases, extension options years, low end	1
Operating rental leases, extension options years, high end	5

Commitments And Contingencies (Underground Electric Facilities, CPUC) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies [Abstract]
Underground electric, conversion costs committed	$ 277
Underground electric, conversion costs expected	$ 86

Commitments And Contingencies (Nuclear Insurance) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Long-term Purchase Commitment [Line Items]
Additional annual insurance premium due in conjunction with prolonged outage	$ 44
Full insurance policy limit	3,200
Humboldt Bay Unit 3 liability insurance	53
Coverage for purchased public liability insurance, per incident	375
Diablo Canyon [Member]
Long-term Purchase Commitment [Line Items]
Amount of property damage and business interruption coverage provided by NEIL for Diablo Canyon	3,200
Amount of property damage coverage provided by NEIL	2,700
Business interruption	490
Maximum public liability per nuclear incident under Price-Anderson Act	12,600
Maximum available public liability insurance for Diablo Canyon as required by Price-Anderson Act	375
Maximum public liability claims amount per nuclear event	12,600
Maximum total payment incurred per event under the loss sharing program	235
Maximum annual payment incurred per event under the loss sharing program	35
Humboldt Bay Unit [Member]
Long-term Purchase Commitment [Line Items]
Amount of property damage coverage provided by NEIL	131
Amount of indemnification from the NRC for public liability arising from nuclear incidents	500
Amount of liability insurance for Humboldt bay Unit 3	$ 53

Commitments And Contingencies (Legal And Regulatory Contingencies) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended		12 Months Ended		12 Months Ended				3 Months Ended				12 Months Ended
	Dec. 31, 2012	Dec. 31, 2010	Dec. 31, 2012 PGE Corporation And Utility [Member]	Dec. 31, 2011 PGE Corporation And Utility [Member]	Dec. 31, 2012 Pacific Gas And Electric Company [Member]	Dec. 31, 2011 Pacific Gas And Electric Company [Member]	Feb. 11, 2013 Pacific Gas And Electric Company [Member] plaintiffs	Dec. 31, 2010 Pacific Gas And Electric Company [Member]	Dec. 31, 2012 Utility [Member]	Sep. 30, 2012 Utility [Member]	Jun. 30, 2012 Utility [Member]	Mar. 31, 2012 Utility [Member]	Dec. 31, 2012 Utility [Member]	Dec. 31, 2011 Utility [Member]	Dec. 31, 2012 CPUC Investigations- Maximum Penalties Per Day [Member]	Dec. 31, 2011 San Bruno Explosion [Member]	Dec. 31, 2012 San Bruno Explosion [Member] Pacific Gas And Electric Company [Member]	Dec. 31, 2011 San Bruno Explosion [Member] Pacific Gas And Electric Company [Member]	Dec. 31, 2012 San Bruno Explosion [Member] San Mateo County Superior Court [Member] plaintiffs	Dec. 31, 2012 San Bruno Explosion [Member] Tort Lawsuits [Member] San Mateo County Superior Court [Member] lawsuits	Dec. 31, 2012 San Bruno Explosion [Member] Class Action Lawsuits [Member] San Mateo County Superior Court [Member] lawsuits
Loss Contingencies [Line Items]
Accrued legal liabilities			$ 34	$ 52	$ 146	$ 277		$ 214
Per violation penalty that may be imposed prior to the maximum statutory penalty increase, thousands															20
Penalty due to plat maps being misplaced	17
Per violation penalty that may be imposed subsequent to the maximum statutory penalty increase, thousands															50
Probable penalty amount			200
Additional costs accrued					80	155
Number of lawsuits																				140	2
Number of plaintiffs							140												450
Claim provision recorded																	80	0
Cumulative provision																	455
Estimated possible additional loss contingency liability																		145
Previously estimated maximum amount for third-party claims																		600
Insurance recoveries for cost incurred related to third-party claims	185								50	99	25	11		99
Estimated maximum amount for third-party claims for San Bruno																600
Utility liability insurance for damages					992
Utility liability insurance deductible					10
Number Of Distribution Maps Not Included In Survey Schedule	16
Utility Forecast On Penalties	477
Overcollection from customers from 1997 through 2010	100
Potential Equity Issuances To Fund Penalties	2,250
Capital Expenditures Recovery Allowed	1,000
Capital Expenditures Recovery Requested	1,400
Disallowed capital expenditure losses	353	36
Utility spent on capital expenditures 1996 to 2010	95
Utility spent on operations and maintenance 1996 to 2010	39
Spent fuel costs incurred through 2010	266
Estimated cost recovery on spent nuclear fuel storage proceeding every year	$ 25												$ 3,500	$ 2,300

Commitments And Contingencies (Change In Accruals Related To Third-Party Claims) (Details) (Pacific Gas And Electric Company [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pacific Gas And Electric Company [Member]
Beginning Balance	$ 277	$ 214
Loss accrued			220
Additional costs accrued	80	155
Less: Payments	(211)	(92)	(6)
Ending Balance	$ 146	$ 277	$ 214

Commitments And Contingencies (Environmental Remediation Contingencies) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Long-term Purchase Commitment [Line Items]
Amount of environmental loss accrual expected to be recovered	$ 548
Eligible Resident Households For Voluntary Program	350
Utility Undiscounted Future Costs	1,600
Pacific Gas And Electric Company [Member]
Long-term Purchase Commitment [Line Items]
Utility Undiscounted future costs	910	785
Hinkley Natural Gas Compressor Station [Member]
Long-term Purchase Commitment [Line Items]
Utility Undiscounted future costs	$ 226	$ 149

Commitments And Contingencies (Environmental Remediation Liability Disclosure) (Details) (Pacific Gas And Electric Company [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Long-term Purchase Commitment [Line Items]
Balance at December 31, 2011	$ 785
Transfer to regulatory account for recovery	150
Amounts not recoverable from customers	150
Less: Payments	(175)
Balance at December 31, 2012	910
Remediation Costs For Generation And Other Facilities And For Third-Party Disposal Sites [Member]
Long-term Purchase Commitment [Line Items]
Balance at December 31, 2012	$ 239

Commitments And Contingencies (Environmental Remediation Liability Composed) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Utility-owned natural gas compressor site near Hinkley, California	$ 226	[1]	$ 149	[1]
Utility-owned natural gas compressor site near Topock, Arizona	239	[1]	218	[1]
Utility-owned generation facilities (other than for fossil fuel-fired), other facilities, and third-party disposal sites	158		133
Former MGP sites owned by the Utility or third parties	181		154
Fossil fuel-fired generation facilities formerly owned by the Utility	87		81
Decommissioning fossil fuel-fired generation facilities and sites	19		50
Total environmental remediation liability	$ 910		$ 785

[1]	See "Natural Gas Compressr Site" below.

Quarterly Consolidated Financial Data (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended			3 Months Ended				12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Utility [Member]	Sep. 30, 2012 Utility [Member]	Jun. 30, 2012 Utility [Member]	Mar. 31, 2012 Utility [Member]	Dec. 31, 2011 Utility [Member]
Loss accrued						$ 80
Insurance recoveries for cost incurred related to third-party claims	185			50	99	25	11	99
Disallowed capital expenditures	$ 353	$ 0	$ 36	$ 353

Quarterly Consolidated Financial Data (Schedule Of Quarterly Consolidated Financial Data) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating revenues									$ 15,040	$ 14,956	$ 13,841
Operating income									1,693	1,942	2,308
Net income									830	858	1,113
Income available for common shareholders									816	844	1,099
Net earnings per common share, basic									$ 1.92	$ 2.1	$ 2.86
Net earnings per common share, diluted									$ 1.92	$ 2.1	$ 2.82
PG&E Corporation [Member]
Operating revenues	3,830	3,976	3,593	3,641	3,815	3,860	3,684	3,597
Operating income	125	614	467	487	358	408	692	484
Net income	(9)	364	239	236	87	203	366	202	816	844	1,099
Income available for common shareholders	(13)	361	235	233	83	200	362	199	816	844	1,099
Net earnings per common share, basic	$ (0.03)	$ 0.84	$ 0.56	$ 0.56	$ 0.2	$ 0.5	$ 0.91	$ 0.5	$ 1.92	$ 2.1	$ 2.86
Net earnings per common share, diluted	$ (0.03)	$ 0.84	$ 0.55	$ 0.56	$ 0.2	$ 0.5	$ 0.91	$ 0.5	$ 1.92	$ 2.1	$ 2.82
Common stock price per share, High	$ 43.48	$ 46.51	$ 45.2	$ 43.72	$ 43.24	$ 43.32	$ 46.52	$ 47.6
Common stock price per share, Low	$ 39.71	$ 42.41	$ 42.04	$ 40.16	$ 36.86	$ 39.21	$ 41.39	$ 42.47
Utility [Member]
Operating revenues	3,829	3,974	3,592	3,640	3,813	3,859	3,683	3,596
Operating income	127	613	467	488	359	402	699	484
Net income	13	340	227	231	89	196	359	201
Income available for common shareholders	$ 9	$ 337	$ 223	$ 228	$ 85	$ 193	$ 355	$ 198

Schedule I - Condensed Financial Information Of Parent (Schedule Of Condensed Income Statement) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating expenses									$ 13,347	$ 13,014	$ 11,533
Interest income									7	7	9
Interest expense									(703)	(700)	(684)
Other income, net									70	49	27
Income Before Income Taxes									1,067	1,298	1,660
Income tax provision									262	440	547
Net Income									816	844	1,099
Other Comprehensive Income Loss Net Of Tax Portion Attributable To Parent [Abstract]
Other (net of income tax of$3 in 2012)									4	0	0
Total other comprehensive income									112	(11)	(42)
Comprehensive income									942	847	1,071
Weighted average common shares outstanding, basic									424	401	382
Weighted average common shares outstanding, diluted									425	402	392
Net earnings per common share, basic									$ 1.92	$ 2.1	$ 2.86
Net earnings per common share, diluted									$ 1.92	$ 2.1	$ 2.82
PG&E Corporation [Member]
Administrative service revenue									43	44	53
Operating expenses									(41)	(44)	(55)
Interest income									1	1	1
Interest expense									(22)	(22)	(35)
Other income, net									(39)	(17)	4
Equity in earnings of subsidiaries									817	852	1,105
Income Before Income Taxes									759	814	1,073
Income tax provision									57	30	26
Net Income	(13)	361	235	233	83	200	362	199	816	844	1,099
Other Comprehensive Income Loss Net Of Tax Portion Attributable To Parent [Abstract]
Pension and other postretirement benefit plans (net of income tax of $72, $9, $25 in 2012, 2011, and 2010 respectivley)									(108)	(11)	(42)
Other (net of income tax of$3 in 2012)									4	0	0
Total other comprehensive income									112	(11)	(42)
Comprehensive income									$ 928	$ 833	$ 1,057
Weighted average common shares outstanding, basic									424	401	382
Weighted average common shares outstanding, diluted									425	402	392
Net earnings per common share, basic	$ (0.03)	$ 0.84	$ 0.56	$ 0.56	$ 0.2	$ 0.5	$ 0.91	$ 0.5	$ 1.92	$ 2.1	$ 2.86
Net earnings per common share, diluted	$ (0.03)	$ 0.84	$ 0.55	$ 0.56	$ 0.2	$ 0.5	$ 0.91	$ 0.5	$ 1.92	$ 2.1	$ 2.82

Schedule I - Condensed Financial Information Of Parent (Schedule Of Condensed Balance Sheet) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash and cash equivalents	$ 401	$ 513	$ 291	$ 527
Advances to affiliates	17	13
Income taxes receivable	211	183
Total current assets	5,121	6,480
Equipment	54,167	49,567
Accumulated depreciation	16,644	15,912
Net property, plant, and equipment	37,523	33,655
Income taxes receivable	176	386
Other	659	682
TOTAL ASSETS	52,449	49,750
Short-term borrowings	492	1,647
Other	2,012	1,836
Total current liabilities	6,256	7,749
Long-term debt	12,517	11,766
Other	2,020	2,136
Total noncurrent liabilities	32,867	29,648
Common stock	8,428	7,602
Reinvested earnings	4,747	4,712
Accumulated other comprehensive loss	(101)	(213)
Total shareholders' equity	13,074	12,101
TOTAL LIABILITIES AND EQUITY	52,449	49,750
PG&E Corporation [Member]
Cash and cash equivalents	207	209	240	193
Advances to affiliates	26	18
Income taxes receivable	33	8
Deferred income taxes	0	4
Total current assets	226	239
Equipment	1	14
Accumulated depreciation	(1)	(14)
Net property, plant, and equipment	0	0
Investments in subsidiaries	13,387	12,378
Other investments	102	94
Income taxes receivable	5	2
Deferred income taxes	178	143
Other	1	2
Total noncurrent assets	13,673	12,619
TOTAL ASSETS	13,939	12,858
Short-term borrowings	120	0
Accounts payable - other	48	21
Other	221	208
Total current liabilities	289	286
Long-term debt	349	349
Income taxes payable	0	57
Other	127	122
Total noncurrent liabilities	476	471
Common stock	8,428	7,602
Reinvested earnings	4,747	4,712
Accumulated other comprehensive loss	(101)	(213)
Total shareholders' equity	13,074	12,101
TOTAL LIABILITIES AND EQUITY	$ 13,939	$ 12,858

Schedule I - Condensed Financial Information Of Parent (Schedule Of Condensed Statement Of Cash Flows) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Net income	$ 830		$ 858		$ 1,113
Deferred income taxes and tax credits, net	648		544		756
Net cash provided by operating activities	4,882		3,739		3,206
Other	104		(113)		(70)
Net cash provided by (used in) investing activities	(4,526)		(3,986)		(3,857)
Borrowings under revolving credit facilities	120		358		490
Repayments under revolving credit facilities	0		(358)		(490)
Proceeds from issuance of long-term debt, net of discount and issuance costs of $2 in 2009	1,137		792		1,327
Common stock issued	751		662		303
Common stock dividends paid	(746)		(704)		(662)
Other	14		41		(88)
Net cash (used) in financing activities	(468)		469		415
Net change in cash and cash equivalents	(112)		222		(236)
Cash and cash equivalents at January 1	513		291		527
Cash and cash equivalents at December 31	401		513		291
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs	13		8		23
Cash received (paid) for:
Interest, net of amounts capitalized	(594)		(647)		(627)
Income taxes, net	114		(42)		(135)
Noncash common stock issuances	(22)		(24)		(265)
Common stock dividends declared but not yet paid	(196)		(188)		(183)
PG&E Corporation [Member]
Net income	816		844		1,099
Depreciation and amortization	51		36		38
Equity in earnings of subsidiaries	(817)		(852)		(1,105)
Deferred income taxes and tax credits, net	(31)		(26)		19
Noncurrent income taxes receivable/payable	(6)		(47)		34
Current income taxes receivable/payable	(82)		49		(1)
Other	20		(80)		(50)
Net cash provided by operating activities	(49)		(76)		34
Investment in subsidiaries	(1,023)		(759)		(347)
Dividends received from subsidiaries	716	[1]	716	[1]	716	[1]
Proceeds from tax equity investments	228		129		7
Other	0		0		(4)
Net cash provided by (used in) investing activities	(79)		86		372
Borrowings under revolving credit facilities	120		150		90
Repayments under revolving credit facilities	0		(150)		(90)
Common stock issued	751		662		303
Common stock dividends paid	(746)	[2]	(704)	[2]	(662)	[2]
Other	1		1		0
Net cash (used) in financing activities	126		(41)		(359)
Net change in cash and cash equivalents	(2)		(31)		47
Cash and cash equivalents at January 1	209		240		193
Cash and cash equivalents at December 31	207		209		240
Cash received (paid) for:
Interest, net of amounts capitalized	(20)		(20)		(20)
Income taxes, net	(60)		8		36
Noncash common stock issuances	22		24		265
Common stock dividends declared but not yet paid	$ 196		$ 188		$ 183

[1]	Because of its nature as a holding company, PG&E Corporation classifies dividends received from subsidiaries as an investing cash flow.
[2]	On January 15, April 15, July 15, October 15, 2012, PG&E Corporation paid quarterly common stock dividends of $0.455 per share. On January 15, April 15, July 15, October 15, 2011, PG&E Corporation paid a quarterly common stock dividend of $0.455 per share. On January 15, 2010, PG&E Corporation paid a quarterly common stock dividend of $0.42 per share. On April 15, July 15, and October 15, 2010, PG&E Corporation paid quarterly common stock dividends of $0.455 per share

Schedule II - Consolidated Valuation And Qualifying Accounts (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Schedule II - Consolidated Valuation And Qualifying Accounts [Abstract]
Allowance for uncollectible accounts, Balance at Beginning of Period	$ 81	[1]	$ 81	[1]	$ 68	[1]
Allowance for uncollectible accounts, Charged to Costs and Expenses	66	[1]	60	[1]	56	[1]
Charged to other accounts	0	[1]	0	[1]	0	[1]
Allowance for uncollectible accounts, Deductions	60	[1],[2]	60	[1],[2]	43	[1],[2]
Allowance for uncollectible accounts, Balance at End of Period	$ 87	[1]	$ 81	[1]	$ 81	[1]

[1]	Allowance for uncollectible accounts is deducted from "Accounts receivable - Customers."
[2]	Deductions consist principally of write-offs, net of collections of receivables previously written off.